UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3591

CALVERT VARIABLE SERIES, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Year ended December 31, 2006

Item 1. Report to Stockholders.


Ameritas Core Strategies Portfolio

Fund within Calvert Variable Series, Inc.

Annual Report
December 31, 2006

Ameritas

A UNIFI Company

Ameritas Core Strategies Portfolio
Fund within Calvert Variable Series, Inc.

Annual Report, December 31, 2006

3	Portfolio Manager Remarks
5	Shareholder Expense Example
6	Report of Independent Registered Public Accounting Firm
7	Statement of Net Assets
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Notes to Financial Statements
16	Financial Highlights
17	Explanation of Financial Tables
18	Proxy Voting and Availability of Quarterly Portfolio Holdings
19	Basis for Board's Approval of Investment Advisory Contract
22	Director and Officer Information Table

Ameritas Core Strategies Portfolio
Portfolio within Calvert Variable Series, Inc.
Managed by Thornburg Investment Management, Inc.

A word from portfolio management:

Performance

The Ameritas Core Strategies Portfolio returned 21.66% for the 12-month reporting period ended December 31, 2006, versus a total return of 15.80% for the S&P 500 Index.

Core Strategies Portfolio1

Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.06)

One year	21.66%
Five year	4.32%
Since Inception (11.1.99)	(0.90%)

1   Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

Investment Strategy

Stock selection in the Consumer Discretionary sector was a top source of outperformance this year, with positive contributions from a diverse array of holdings. Las Vegas Sands, the top performer for the portfolio, benefited from the potential value of gaming property developments in Macau and Singapore. DIRECTV Group and Comcast Corp. enjoyed strong levels of viewer subscriptions. Retailer Abercrombie & Fitch Co. was purchased during a sell-off last summer, and has rebounded nicely.

Stock selection in Energy, Financials, and Telecommunications also contributed to performance. Sector allocation was a factor as well, led by overweightings to Telecommunications and Consumer Discretionary.

As U.S. economic growth moderates in the latter stages of the current business cycle, we have found more opportunities in our "consistent earners" category--companies that have had highly predictable earnings and dividend growth selling at prices below historical norms. This category (Comcast, DIRECTV, NYSE Group, NII Holdings and Schlumberger) made the largest performance contribution to the Portfolio, followed closely by the "basic value" category. These are financially sound, well-established companies selling at low valuations relative to the company's net assets or potential earning power, and Include Las Vegas Sands and Abercrombie & Fitch.

A few of our investments did not perform as expected and were ultimately sold. Sirius Satellite Radio and XM Satellite Radio Holdings Inc. were unable to sustain subscriber growth at anticipated levels. We lost confidence that American Greetings Corp. management could turn around its money-losing chain of retail stores. Caremark's outlook dimmed after the announced merger with CVS, and we were also concerned about the strategic positioning of the pharmacy benefit management business. We also exited Juniper Networks, which struggled with a deteriorating competitive environment for its core products.

A few new additions to the portfolio also dampened performance. Dell weakened as its long-standing direct sales model lost ground with consumers. Oil exploration and production company Apache Corp. was hurt by the recent decline in oil prices. But we remain hopeful about the longer-term prospects for these companies.

Regarding sector selection, a significant overweight to the Healthcare sector was the largest detractor from performance.

Outlook

The mid-term elections were a stunning defeat for the Republican Party and may produce changes in U.S. policies toward Iraq and the Middle East. Divided governments historically tend to spend less--and financial markets would certainly favor slower growth in government spending. Overall, equity investors appear to be viewing the mid-term elections as positive. The ability of the market to rise in the face of moderating economic growth, Increasing instability in the Middle East, and inflation that remains above the Federal Reserve's comfort zone is impressive.

Recent employment growth1 reinforces our view that the U.S. economy remains healthy. While we would relish having both strong corporate earnings and lower interest rates to support stock prices, we may have to wait awhile for the latter. Concerns about a disappointing holiday retail season appear to have been misplaced. While headlines focused on sales gains being less than last year, they overlooked the fact that last year was an exceptional year--up more than 8%. This year's gain of more than 6% was simply a return to the norm. In any case, we expect leading companies with well-established business models to report earnings progress in the year ahead, which would certainly be an advantage for investors in the Ameritas Core Strategies Portfolio.

Economic Sectors	% of Total Investments

Consumer Discretionary	13.0%
Consumer Staples	2.2%
Energy	11.4%
Financials	14.0%
Health Care	11.8%
Industrials	8.8%
Information Technology	15.3%
Materials	7.7%
Telecommunications Services	10.3%
U.S. Government Agency Obligations	3.4%
Utilities	2.1%
Total	100%

1   Non-farm payrolls Increased by 167,000 jobs in December.

As of December 31, 2006, the following companies represented the following percentages of Portfolio net assets: Las Vegas Sands 2.38%, DIRECTV 1.62%, Comcast 2.15%, Abercrombie & Fitch 1.87%, Schlumberger 0.00%, NYSE Group 2.04%, NII Holdings 1.98%, Sirius Satellite Radio 0.00%, XM Satellite Radio 0.00%, American Greetings 0.00%, Caremark 0.00%, Juniper Networks 0.00%, Dell 2.87%, and Apache 2.47%. Portfolio holdings are subject to change.

Shareholder Expense Example

As a shareholder of the Fund, you Incur two types of costs: (1) transaction costs, and (2) ongoing costs, Including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were Included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/06	12/31/06	7/1/06 - 12/31/06
Actual	$1,000.00	$1,163.00	$4.78
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.78	$4.47

*    Expenses are equal to the Fund's annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Ameritas Core Strategies Portfolio:

We have audited the accompanying statement of net assets of the Ameritas Core Strategies Portfolio, a series of Calvert Variable Series, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit Includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures Included confirmation of securities owned as of December 31, 2006, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also Includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Ameritas Core Strategies Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 23, 2007

Core Strategies Portfolio
Statement of Net Assets
December 31, 2006

Equity Securities - 95.8%	Shares	Value
Airlines - 2.7%
JetBlue Airways Corp.*	152,800	$2,169,760

Automobiles - 2.2%
Peugeot SA (ADR)	26,700	1,764,870

Capital Markets - 1.5%
Charles Schwab Corp.	64,700	1,251,298

Chemicals - 2.2%
Air Products & Chemicals, Inc.	26,000	1,827,280

Commercial Banks - 1.7%
HSBC Holdings plc (ADR)	15,400	1,411,410

Communications Equipment - 1.7%
Motorola, Inc.	66,200	1,361,072

Computers & Peripherals - 2.9%
Dell, Inc.*	93,300	2,340,897

Computer Technology - 0%
Seagate Technology, Inc. (Escrowed) *	3,390	--

Diversified Financial Services - 5.1%
Citigroup, Inc.	44,700	2,489,790
NYSE Group, Inc.*	17,100	1,662,120
		4,151,910

Diversified Telecommunication Services - 4.2%
Chunghwa Telecom Co. Ltd. (ADR)	86,352	1,703,725
Level 3 Communications, Inc.*	303,800	1,701,280
		3,405,005

Electric Utilities - 2.1%
Entergy Corp.	18,500	1,707,920

Food & Staples Retailing - 2.2%
Rite Aid Corp.*	331,900	1,805,536

Health Care Equipment & Supplies - 1.0%
Cytyc Corp.*	29,985	848,576

Health Care Providers & Services - 3.1%
WellPoint, Inc.*	32,350	2,545,621

Health Care Technology - 1.8%
Eclipsys Corp.*	71,745	1,475,077

Hotels, Restaurants & Leisure - 2.4%
Las Vegas Sands Corp.*	21,700	1,941,716

Industrial Conglomerates - 2.9%
General Electric Co.	63,700	2,370,277

Insurance - 3.1%
American International Group, Inc.	35,500	2,543,930

Equity Securities - Cont'd	Shares	Value
Internet Software & Services - 1.6%
Google, Inc.*	2,926	$1,347,364

IT Services - 1.9%
BearingPoint, Inc.*	194,350	1,529,535

Life Sciences - Tools & Services - 2.4%
Thermo Fisher Scientific, Inc.*	42,600	1,929,354

Media - 3.8%
Comcast Corp., Special Class A*	42,000	1,758,960
DIRECTV Group, Inc.*	53,131	1,325,087
		3,084,047

Metals & Mining - 5.4%
Alcoa, Inc.	79,500	2,385,795
Southern Copper Corp.	36,900	1,988,541
		4,374,336

Multiline Retail - 2.7%
Target Corp.	38,800	2,213,540

Oil, Gas & Consumable Fuels - 11.3%
Apache Corp.	30,300	2,015,253
Chevron Corp.	27,915	2,052,590
ConocoPhillips	29,800	2,144,110
Exxon Mobil Corp.	39,600	3,034,548
		9,246,501

Pharmaceuticals - 3.4%
Johnson & Johnson	17,416	1,149,804
Teva Pharmaceutical Industries Ltd. (ADR)	52,100	1,619,268
		2,769,072

Road & Rail - 3.1%
Hertz Global Holdings, Inc.*	147,850	2,571,111

Semiconductors & Semiconductor Equipment - 1.9%
MEMC Electronic Materials, Inc.*	38,823	1,519,532

Software - 5.2%
Microsoft Corp.	83,200	2,484,352
Oracle Corp.*	103,700	1,777,418
		4,261,770

Specialty Retail - 1.9%
Abercrombie & Fitch Co.	21,900	1,524,897

Thrifts & Mortgage Finance - 2.4%
Freddie Mac	28,622	1,943,434

Wireless Telecommunication Services - 6.1%
American Tower Corp.*	45,500	1,696,240
China Mobile Ltd. (ADR)	37,700	1,629,394
NII Holdings, Inc.*	25,149	1,620,602
		4,946,236

Total Equity Securities (Cost $65,133,687)		78,182,884

	Principal
U.S. Government Agencies and Instrumentalities - 3.3%	Amount	Value
Federal Home Loan Bank Discount Notes, 1/2/07	$2,700,000	$2,699,640

Total U.S. Government Agencies and Instrumentalities (Cost $2,699,640)		2,699,640

TOTAL INVESTMENTS (Cost $67,833,327) - 99.1%		80,882,524
Other assets and liabilities, net - 0.9%		764,757
Net Assets - 100%		$81,647,281

Net Assets Consist of:
Paid-in capital applicable to 3,886,058 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$80,020,992
Undistributed net investment Income		64,469
Accumulated net realized gain (loss) on investments		(11,487,377)
Net unrealized appreciation (depreciation) on investments and assets and liabilities denominated in foreign currencies		13,049,197

Net Assets		$81,647,281

Net Asset Value Per Share		$21.01

Abbreviations:

ADR:   American Depository Receipt

*   Non-Income producing security.

See notes to financial statements.

Core Strategies Portfolio
Statement of Operations
Year Ended December 31, 2006

Net Investment Income
Investment Income:
Dividend Income (net of foreign taxes withheld of $22,489)	$1,172,735
Interest Income	16,025
Total investment Income	1,188,760

Expenses:
Investment advisory fee	546,605
Transfer agent fees and expenses	1,552
Accounting fees	11,710
Directors' fees and expenses	9,409
Administrative fees	48,894
Custodian fees	15,728
Reports to shareholders	24,356
Professional fees	20,584
Miscellaneous	8,584
Total expenses	687,422
Fees paid indirectly	(25,468)
Net expenses	661,954

Net Investment Income	526,806

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	6,566,480
Foreign currency transactions	(34)
6,566,446

Change in unrealized appreciation (depreciation) on:
Investments	7,514,600
Assets and liabilities denominated in foreign currencies	11
7,514,611

Net Realized and Unrealized Gain
(Loss)	14,081,057

Increase (Decrease) in Net Assets
Resulting From Operations	$14,607,863

See notes to financial statements.

Core Strategies Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment Income	$526,806	$358,842
Net realized gain (loss)	6,566,446	6,088,560
Change in unrealized appreciation (depreciation)	7,514,611	(963,840)

Increase (Decrease) in Net Assets
Resulting From Operations	14,607,863	5,483,562

Distributions to shareholders from:
Net investment Income	(512,542)	(354,842)
Net realized gain	(1,935,497)	(336,664)
Total distributions	(2,448,039)	(691,506)

Capital share transactions:
Shares sold	7,267,579	3,827,122
Reinvestment of distributions	2,448,054	691,489
Shares redeemed	(8,119,605)	(10,491,393)
Total capital share transactions	1,596,028	(5,972,782)

Total Increase (Decrease) in Net Assets	13,755,852	(1,180,726)

Net Assets
Beginning of year	67,891,429	69,072,155
End of year (Including undistributed net investment Income of $64,469 and $53,156, respectively)	$81,647,281	$67,891,429

Capital Share Activity
Shares sold	375,208	225,139
Reinvestment of distributions	116,131	38,696
Shares redeemed	(418,863)	(624,060)
Total capital share activity	72,476	(360,225)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Core Strategies Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the Principal market in which such securities are normally traded. If events occur after the close of the Principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2006, no securities were fair valued under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may Include proceeds from litigation. Dividend Income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest Income, which Includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U. S. dollars using the current exchange rate. Security transactions, Income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is Included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment Income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with Income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect Income and gains available for distribution under Income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of Income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal Income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

NOTE B -- RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. ("the Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company ("UNIFI"). Prior to November 18, 2006, Ameritas Investment Corp. served as the Advisor. Ameritas Investment Corp. is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company. ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by UNIFI.

The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.75% of the Portfolio's average daily net assets. Under terms of the agreement, $52,311 was payable at year end. In addition, $3,093 was payable at year end for operating expenses paid by the Advisor during December 2006.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2007. The contractual expense cap is 0.95%. For the purpose of this expense limit, operating expenses do not Include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, (prior to November 18, 2006, .05% of the Portfolio's average daily net assets or a minimum of $50,000). Under the terms of the agreement, $3,487 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 ($15,000 prior to January 1, 2006) for Directors not serving on other Calvert Fund Boards, $8,000 ($4,000 prior to January 1, 2006) for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $54,596,370 and $56,182,395, respectively.

The cost of investments owned at December 31, 2006 for federal Income tax purposes was $67,889,624. Net unrealized appreciation aggregated $12,992,900, of which $13,501,934 related to appreciated securities and $509,034 related to depreciated securities. Net realized capital loss carryforwards for federal Income tax purposes of $13,177,584 at December 31, 2006 may be utilized to offset future capital gains until expiration in December 2010.

The tax character of dividends and distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

	2006	2005
Distributions paid from:
Ordinary Income	$512,542	$354,842
Long term capital gain	1,935,497	336,664
Total	$2,448,039	$691,506

As of December 31, 2006 the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary Income	$64,469
Undistributed long term capital gain	1,746,503
Capital loss carryforward	(13,177,584)
Unrealized appreciation (depreciation)	12,992,900
Total	$1,626,288

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect Income and gains available for distributions (or available capital loss carryforwards, as applicable) under Income tax law and regulations. The primary permanent differences causing such reclassifications are due to the IRC section 382 limitations on the capital loss carryforward and the tax treatments of broker commission and foreign currency transactions.

Undistributed net investment Income	($2,951)
Accumulated net realized gain (loss)	2,951

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales and the IRC section 382 limitations on the capital loss carryforward.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is Incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2006. For the year ended December 31, 2006, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$3,347	5.45%	$221,695	December 2006

Tax Information (Unaudited)

Core Strategies Portfolio designates $1,935,497 as capital gain dividends paid during the calendar year ended December 31, 2006.

For corporate shareholders of Core Strategies Portfolio, 100% of the ordinary distributions paid during the taxable year ended December 31, 2006 qualify for the corporate dividends received deduction.

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Core Strategies Portfolio	2006	2005	2004
Net asset value, beginning	$17.80	$16.55	$15.44
Income from investment operations
Net investment Income (loss)	.14	.09	.15
Net realized and unrealized gain (loss)	3.72	1.34	1.10
Total from investment operations	3.86	1.43	1.25
Distributions from:
Net investment Income	(.14)	(.09)	(.14)
Net realized gains	(.51)	(.09)	--
Total distributions	(.65)	(.18)	(.14)
Total Increase (decrease) in net asset value	3.21	1.25	1.11
Net asset value, ending	$21.01	$17.80	$16.55

Total return*	21.66%	8.66%	8.09%
Ratios to average net assets: A
Net investment Income (loss)	.72%	.54%	.90%
Total expenses	.94%	.97%	.97%
Expenses before offsets	.94%	.97%	.96%
Net expenses	.91%	.91%	.95%
Portfolio turnover	76%	61%	66%
Net assets, ending (in thousands)	$81,647	$67,891	$69,072

	Years Ended
	December 31,	December 31,
Core Strategies Portfolio	2003	2002
Net asset value, beginning	$11.73	$17.86
Income from investment operations
Net investment Income (loss)	(.01)	(.07)
Net realized and unrealized gain (loss)	3.72	(6.06)
Total from investment operations	3.71	(6.13)
Distributions from
Net realized gains	--	--
Total Increase (decrease) in net asset value	3.71	(6.13)
Net asset value, ending	$15.44	$11.73

Total return*	31.63%	(34.32%)
Ratios to average net assets: A
Net investment Income (loss)	(.12%)	(.40%)
Total expenses	1.42%	1.35%
Expenses before offsets	.96%	.95%
Net expenses	.95%	.95%
Portfolio turnover	92%	104%
Net assets, ending (in thousands)	$71,322	$30,667

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

*     Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets Include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically Include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, Including each security's market value on the last day of the reporting period. The Statement of Net Assets Includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment Income earned and expenses Incurred in operating the fund. Investment Income Includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses Incurred in operating the fund Include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the Increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment Income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions Include distributions from net investment Income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend Income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting Disclosure

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on September 14, 2006, the Board of Directors, and by a separate vote, the disinterested Directors, initially approved the Investment Advisory Agreement between the Portfolio and Calvert Asset Management Company, Inc. ("CAMCO") and the Investment Subadvisory Agreement between CAMCO and the Subadvisor with respect to the Portfolio.

At the September 14, 2006 meeting of the Board, the Board accepted the resignation of AIC as investment adviser to the Portfolio, and approved the selection of CAMCO as the new investment adviser. In this connection, the Board determined that the change was in the best interests of the Portfolio and its shareholders, recognizing CAMCO's long-standing presence in the investment management arena and its depth of experience in managing mutual funds, Including taking into account the Board's familiarity with CAMCO with respect to its management of the Fund's Calvert Portfolios. In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to CAMCO. The disinterested Directors reviewed a report prepared by CAMCO regarding various services to be provided to the Portfolio by CAMCO as the investment adviser. Such report Included, among other data, information regarding CAMCO's personnel and CAMCO's revenue.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the approval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed change of investment adviser and approval of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in a private session with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services to be provided by CAMCO, Including the investment management staffing and the portfolio managers' experience and qualifications; the investment performance of the other mutual funds for which CAMCO currently acted as investment adviser; CAMCO's financial condition; the level and method of computing the Portfolio's advisory fee, Including the fact that the advisory fee would not Increase under the Investment Advisory Agreement; the profitability of the Calvert Group of Funds to CAMCO as the investment adviser; the direct and indirect benefits, if any, to be derived by CAMCO from its relationship with the Portfolio; CAMCO's compliance programs and policies; CAMCO's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by CAMCO under the Investment Advisory Agreement, the Board reviewed information provided by CAMCO relating to its operations and personnel, Including, among other information, biographical information on CAMCO's investment, supervisory and professional staff, and descriptions of its organizational and management structure. The Board also took into account its familiarity with management through Board of Directors' meetings, discussions and other reports with respect to the Fund's Calvert Portfolios. The Board considered CAMCO's management style and its performance in overseeing subadvisors, as well as its current level of staffing and overall resources. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by CAMCO under the Investment Advisory Agreement.

The Board reviewed management's proposal and reasons for recommending the Investment Advisory Agreement, as summarized above. The Board also took into account CAMCO's discussion of the Portfolio's performance (which Included a review of the current one-, three-, and five-year and since Inception total investment performance, on both a gross and net basis, of the Portfolio, and a comparison of this information to the performance of the Portfolio's benchmark; the median performance of the Portfolio's "peer group" as categorized by Lipper, Inc. ("Lipper"); and the one-, three-, and five-year Lipper "ranking" within the Portfolio's peer group on a numeric percentile and quartile ranking basis). The Board noted that, as of June 30, 2006, the Portfolio had underperformed its benchmark for the five-year period and for the period since Inception, had outperformed its benchmark for the one- and three-year periods; was below the median of its peer group for the three- and five-year periods and for the period since Inception; and was above the median of its peer group for the one-year period. The Board took into account the Portfolio's improving performance. The Board also took into account additional comparative information relating to the performance of the Portfolio that it received at its quarterly meetings, as well as information comparing the Portfolio's performance and expenses with comparable mutual funds that it received in connection with its annual contract renewal considerations. The Board also took into account the fact that the Portfolio's current expense limitations would remain in effect. The Board also noted management's discussion of the opportunity for potential economies of scale as a result of CAMCO managing all of the Portfolios of the Fund.

In approving the Investment Advisory Agreement, the Board, Including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors considered information relating to the Subadvisor's operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided performance information for itself and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices. In this regard, the Board took into account information provided periodically throughout the previous year by the Subadvisor, as well as the Board's familiarity with the Subadvisor's management through Board of Directors' meetings, discussions and other reports.

The Board approved the Investment Subadvisory Agreement between CAMCO and the Subadvisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, Including those related to personal investing; and any disciplinary history. In addition, the Board considered certain information received in connection with its annual contract renewal considerations. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's current one-, three-, and five-year and since Inception total investment performance, on both a gross and net basis, and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted CAMCO's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the subadvisors to the Fund's Calvert Portfolios.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement would be paid by CAMCO out of the advisory fee that CAMCO would receive under the Investment Advisory Agreement and also noted that the subadvisory fee to be paid under the Investment Subadvisory Agreement was identical to that paid under the existing investment subadvisory agreement between AIC and the Subadvisor. The Board also relied on the ability of management to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. Based upon its review, the Board determined that the subadvisory fee was reasonable. For each of the above reasons, the profitability to the Subadvisor of its relationship with the Portfolio was not a material factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration, although the Board noted that the subadvisory fee schedule contained breakpoints that would reduce the subadvisory fee to be paid by CAMCO to the Subadvisor as the Portfolio's assets Increased.

In approving the Investment Subadvisory Agreement, the Board, Including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) CAMCO had demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor was qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objectives and policies; (c) CAMCO and the Subadvisor maintained appropriate compliance programs; (d) the Subadvisor was likely to execute its investment strategies consistently over time; (e) performance of the Portfolio was satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio's advisory and subadvisory fees were reasonable in relation to those of similar funds and to the services to be provided by CAMCO and the Subadvisor. Based on its conclusions, the Board determined that approval of the Investment Advisory Agreement and the Investment Subadvisory Agreement was in the interests of the Portfolio and its shareholders.

Director and Officer Information Table

			# of Calvert
	Position	Position	Portfolios		Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Age	Fund	Date	During Last 5 Years		(Not Applicable to Officers)
DISINTERESTED DIRECTORS

FRANK H. BLATZ, JR., Esq. AGE: 71	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	26
ALICE GRESHAM AGE: 56	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	14	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 61	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 60	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	14	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH AGE: 69	Director	1982	Retired executive.	26	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 54	Director & Chairperson	1997	President, Chief Executive Officer and Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
WILLIAM LESTER AGE: 49	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	14
OFFICERS
KAREN BECKER AGE: 54	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 48	Assistant Vice President and Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 42	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 38	Assistant Vice President and Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.
STEVEN A. FALCI AGE: 47	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2003, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 33	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 57	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 56	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 42	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 36	Assistant Vice President and Assistant Secretary	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2002, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
JANE B. MAXWELL, Esq. AGE: 54	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
ANDREW K. NIEBLER, Esq. AGE: 39	Assistant Secretary	2006	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton for 7 years.
CATHERINE P. ROY AGE: 51	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 59	Vice President and Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 54	Treasurer	1982	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 45	Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

A special meeting was held on November 17, 2006 by the Ameritas Portfolios of Calvert Variable Series, Inc. for the purpose of approving a new Investment Advisory Agreement with Calvert Asset Management Company, Inc. The voting results were as follows:

Portfolio	For	Against	Abstain
Ameritas Income & Growth	10,619,225.054	218,682.882	437,485.561
Ameritas Small Capitalization	1,137,835.011	21,944.056	60,359.101
Ameritas MidCap Growth	1,771,362.840	72,412.409	73,225.090
Ameritas Core Strategies	3,565,719.774	57,107.453	138,536.011
Ameritas Index 500	604,906.110	17,566.695	37,923.119
Ameritas Money Market	80,065,548.093	666,085.051	4,621,919.021
Ameritas Focused MidCap Value	2,214,377.621	37,834.980	121,793.151
Ameritas Small Company Equity	906,164.519	3,087.817	26,956.287


Ameritas
Focused Midcap Value
Portfolio (Formerly select portfolio)
Portfolio within Calvert Variable Series, Inc.

Annual Report
December 31, 2006

Ameritas

A UNIFI Company

Ameritas Focused Midcap Value Portfolio
Portfolio within Calvert Variable Series, Inc.

Annual Report, December 31, 2006

3	Portfolio Manager Remarks
5	Shareholder Expense Example
6	Report of Independent Registered Public Accounting Firm
7	Statement of Net Assets
9	Statement of Operations
10	Statements of Changes in Net Assets
11	Notes to Financial Statements
14	Financial Highlights
15	Explanation of Financial Tables
16	Proxy Voting and Availability of Quarterly Portfolio Holdings
17	Basis for Board's Approval of Investment Advisory Contract
20	Director and Officer Information Table

Ameritas Focused Midcap Value Portfolio
Portfolio within Calvert Variable Series, Inc.
Managed by Harris Associates

A word from portfolio management:

Performance

Ameritas Focused Midcap Value Portfolio returned 13.59% for the year ending December 31, 2006, versus 20.22% for the benchmark Russell Midcap Value Index. Much of this underperformance was due to stock selection in the Health Care and Consumer Staples sectors.

Focused Midcap Value Portfolio1

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.06)

One year	13.59%
Five year	7.84%
Since Inception (1.2.01)	9.62%

1     Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

The Market Environment

Today's investment environment is relatively benign: slower-yet-positive economic growth; low unemployment, interest and inflation rates; and a relatively favorable tax climate. Yet in our view, today's market fails to differentiate among businesses of varying quality and risk--high-quality businesses with dominant franchises are being priced on par with second-rate firms. Broader market data support this view, which we perceive as a buying opportunity for higher-quality stocks.1 As a result, we are taking advantage of this opportunity to buy businesses with reliable cash earnings, good growth prospects and solid balance sheets--without paying a premium to do so. Overall, given solid corporate profit growth and historically below-average interest rates, we believe the stock market continues to offer better opportunities than most other asset classes.

Portfolio Activity

Currently, the Portfolio holds 28 equity securities across a variety of industries. During the year, we added 13 and sold 13 holdings as part of a portfolio restructuring process to Increase the Portfolio's exposure to a greater range of mid-cap stocks.

Impact on Performance

During the 12-month reporting period, the Portfolio benefited most from stock selection in the Consumer Discretionary, Industrial, and Materials sectors. However, the overweighting to the Consumer Discretionary sector hurt performance. Relative performance was also dampened by Health Care and Consumer Staples holdings--along with an overweighting to and stock selection within the Information Technology sector.

Cablevision Systems, Harley-Davidson, and Harrah's Entertainment were the stocks with the most favorable impact on performance during the year. Cablevision Systems enjoyed above-average growth, fueled by new services and further market penetration, and we expect this trend to continue. Harley-Davidson enjoyed strong sales across its product lines. The company has also been using its significant cash flow to repurchase stock, which tends to elevate the market value of remaining shares. Harrah's Entertainment has benefited from speculation about a takeover--the company appears to be actively pursuing purchase offers, with an eye on maximizing shareholder value. We continue to hold these stocks, anticipating continued growth and profits.

On the other hand, Omnicare was one such holding that hampered Portfolio performance this year. This leading provider of pharmaceutical care for the elderly, faced a number of pressing--but we believe resolvable--difficulties. Lower drug reimbursement rates from a major client, an August fire at a drug repackaging facility, lingering Medicare Part D transition issues, and slower growth in long-term care capacity all contributed to the stock's poor performance. However, we believe these are temporary problems and that the company's fundamental strengths remain intact.

National Semiconductor struggled with lower-than-expected shipments to wireless handset customers. While sales in this market have been weak recently, we believe the company has room to improve profit margins. Finally, life and health insurer Conseco struggled with problems in its long-term care division during the fourth quarter of 2006, but we believe management is taking steps that will address this. Also, our analysis shows the stock is undervalued and its fundamentals remain strong, so we continue to hold the stock.

Portfolio Outlook

The Portfolio had improved absolute and relative performance over the course of 2006, yet holdings are still trading at meaningful discounts to our estimates of value. Although slowing economic growth will likely reduce the record-high corporate profit margins we saw in 2006, we believe corporate profits will remain strong. We will continue to emphasize better-quality businesses with strong balance sheets and market positions that continue to trade on par with lesser-quality peers. In our view, this mix of factors sets the stage for favorable long-term returns. While we may occasionally glance in the rear-view mirror (if only to check our own progress from time to time), our eyes--as always--are firmly focused on the long-term fundamentals, values, and risks we perceive for the investments under our management.

Economic Sectors	% of Total Investments
Consumer Discretionary	39.4%
Consumer Staples	8.1%
Financials	12.9%
Health Care	10.4%
Industrials	2.8%
Information Technology	17.6%
Materials	6.9%
U.S. Government Agency Obligations	1.9%
Total	100%

1 According to research firm ISI Group, the price-to-earnings ratio of the S&P 500 Index, a widely recognized broad market measure, has declined by 50% over the past five years, rivaling the decline of the price-to-earnings ratio of the Index during the bear market of 1973 to 1974.

The following holdings represented the following percentages of Portfolio net assets as of December 31, 2006: Cablevision Systems 3.14%, Harley-Davidson 1.15%, Harrah's Entertainment 3.74%, Omnicare 3.43%, National Semiconductor 4.51%, and Conseco 3.72%. Holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you Incur two types of costs: (1) transaction costs, and (2) ongoing costs, Including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were Included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/06	12/31/06	7/1/06 - 12/31/06
Actual	$1,000.00	$1,124.20	$5.77
Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.78	$5.48

* Expenses are equal to the Fund's annualized expense ratio of 1.08%, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and

Shareholders of Ameritas Focused Midcap Value Portfolio:

We have audited the accompanying statement of net assets of the Ameritas Focused Midcap Value Portfolio (formerly Ameritas Select Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit Includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures Included confirmation of securities owned as of December 31, 2006, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also Includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Ameritas Focused Midcap Value Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 23, 2007

Focused Midcap Value Portfolio
Statement of Net Assets
December 31, 2006

Equity Securities - 94.4%	Shares	Value
Aerospace & Defense - 1.2%
Raytheon Co.	14,200	$749,760

Automobiles - 1.2%
Harley-Davidson, Inc.	10,000	704,700

Beverages - 4.1%
Molson Coors Brewing Co., Class B	32,600	2,491,944

Chemicals - 6.6%
Huntsman Corp.*	108,800	2,063,936
International Flavors & Fragrances, Inc.	41,000	2,015,560
		4,079,496

Electronic Equipment & Instruments - 4.8%
CDW Corp.	42,200	2,967,504

Health Care Equipment & Supplies - 3.8%
Bausch & Lomb, Inc.	45,400	2,363,524

Health Care Providers & Services - 6.1%
Omnicare, Inc.	54,600	2,109,198
Tenet Healthcare Corp.*	237,600	1,656,072
		3,765,270

Hotels, Restaurants & Leisure - 9.3%
Harrah's Entertainment, Inc.	27,800	2,299,616
McDonald's Corp.	33,300	1,476,189
Yum! Brands, Inc.	32,700	1,922,760
		5,698,565

Household Durables - 7.3%
Black & Decker Corp.	22,500	1,799,325
D.R. Horton, Inc.	100,600	2,664,894
		4,464,219

Industrial Conglomerates - 1.5%
Tyco International Ltd.	30,300	921,120

Insurance - 6.2%
Conseco, Inc.*	114,400	2,285,712
PartnerRe Ltd.	21,600	1,534,248
		3,819,960

Media - 10.9%
Cablevision Systems Corp.	67,800	1,930,944
Discovery Holding Co.*	120,700	1,942,063
E.W. Scripps Co.	56,600	2,826,604
		6,699,611

Personal Products - 3.8%
Estee Lauder Co.'s, Inc.	56,800	2,318,576

Equity Securities - Cont'd	Shares	Value
Semiconductors & Semiconductor Equipment - 12.1%
Intel Corp.	93,400	$1,891,350
International Rectifier Corp.*	72,100	2,778,013
National Semiconductor Corp.	122,200	2,773,940
		7,443,303

Textiles, Apparel & Luxury Goods - 9.3%
Liz Claiborne, Inc.	61,000	2,651,060
Timberland Co.*	96,400	3,044,312
		5,695,372

Thrifts & Mortgage Finance - 6.2%
Sovereign Bancorp, Inc.	107,205	2,721,935
Washington Mutual, Inc.	23,600	1,073,564
		3,795,499

Total Equity Securities (Cost $50,426,142)		57,978,423

	Principal
U.S. Government Agencies and Instrumentalities - 1.8%	Amount	Value
Federal Home Loan Bank Discount Notes, 1/2/07	$1,100,000	1,099,853

Total U.S. Government Agencies and Instrumentalities (Cost $1,099,853)		1,099,853

TOTAL INVESTMENTS (Cost $51,525,995) - 96.2%		59,078,276
Other assets and liabilities, net - 3.8%		2,361,504
Net Assets - 100%		$61,439,780

Net Assets Consist of:
Paid-in capital applicable to 2,615,027 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$51,045,224
Undistributed net investment Income		15,564
Accumulated net realized gain (loss) on investments		2,826,711
Net unrealized appreciation (depreciation) on investments		7,552,281

Net Assets		$61,439,780

Net Asset Value Per Share		$23.49

*      Non-Income producing security.

See notes to financial statements.

Focused Midcap Value Portfolio
Statement of Operations
Year Ended December 31, 2006

Net Investment Income
Investment Income:
Dividend Income	$634,587
Interest Income	4,181
Total investment Income	638,768

Expenses:
Investment advisory fee	493,333
Transfer agent fees and expenses	2,008
Accounting fees	8,577
Directors' fees and expenses	7,096
Administrative fees	47,659
Custodian fees	12,200
Reports to shareholders	17,016
Professional fees	18,754
Miscellaneous	7,364
Total expenses	614,007
Fees paid indirectly	(17,319)
Net expenses	596,688

Net Investment Income	42,080

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	5,775,025
Change in unrealized appreciation (depreciation)	1,329,332

Net Realized and Unrealized Gain
(Loss) on Investments	7,104,357

Increase (Decrease) in Net Assets
Resulting From Operations	$7,146,437

See notes to financial statements.

Focused Midcap Value Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment Income	$42,080	$60,453
Net realized gain (loss) on investments	5,775,025	2,930,322
Change in unrealized appreciation (depreciation)	1,329,332	(569,698)

Increase (Decrease) in Net Assets
Resulting From Operations	7,146,437	2,421,077

Distributions to shareholders from:
Net investment Income	(44,368)	(65,671)
Net realized gain	(4,052,359)	(1,254,708)
Total distributions	(4,096,727)	(1,320,379)

Capital share transactions:
Shares sold	10,330,225	11,639,006
Reinvestment of distributions	4,096,710	1,320,372
Shares redeemed	(3,692,049)	(2,588,482)
Total capital share transactions	10,734,886	10,370,896

Total Increase (Decrease) in Net Assets	13,784,596	11,471,594

Net Assets
Beginning of year	47,655,184	36,183,590
End of year (Including undistributed net investment Income of $15,564 and $17,852, respectively)	$61,439,780	$47,655,184

Capital Share Activity
Shares sold	449,057	528,921
Reinvestment of distributions	173,516	59,423
Shares redeemed	(159,053)	(117,737)
Total capital share activity	463,520	470,607

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Focused Midcap Value (formerly Select) Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2006, no securities were fair valued under the direction of the Board of Directors.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may Include proceeds from litigation. Dividend Income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain.Interest Income, which Includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment Income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with Income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect Income and gains available for distribution under Income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of Income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal Income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

NOTE B -- RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company ("UNIFI"). Prior to November 18, 2006, Ameritas Investment Corp. served as the Advisor. Ameritas Investment Corp. is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company. ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by UNIFI.

The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.92% of the Portfolio's average daily net assets. Under terms of the agreement, $48,099 was payable at year end. In addition $2,533 was payable at year end for operating expenses paid by the Advisor during December 2006.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2007. The contractual expense cap is 1.50%. For the purpose of this expense limit, operating expenses do not Include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets (prior to November 18, 2006, .05% of the Portfolio's average daily net assets or a minimum of $50,000). Under the terms of the agreement, $2,614 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 ($15,000 prior to January 1, 2006) for Directors not serving on other Calvert Fund Boards, $8,000 ($4,000 prior to January 1, 2006) for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $35,732,643 and $28,526,518, respectively.

The cost of investments owned at December 31, 2006 for federal Income tax purposes was $51,525,995. Net unrealized appreciation aggregated $7,552,281, of which $7,843,272 related to appreciated securities and $290,991 related to depreciated securities.

The tax character of dividends and distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

	2006	2005
Distributions paid from:
Ordinary Income	$560,101	$291,664
Long term capital gain	3,536,626	1,028,715
Total	$4,096,727	$1,320,379

As of December 31, 2006 the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary Income	$334,345
Undistributed long term capital gain	2,507,930
Unrealized appreciation (depreciation)	7,552,281
Total	$10,394,556

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is Incurred on the unused portion of the committed facility, which is allocated to all participating funds. For the year ended December 31, 2006, there were no borrowings by the Portfolio under the agreement.

Tax Information (Unaudited)

Focused Midcap Value Portfolio designates $3,536,626 as capital gain dividends paid during the calendar year ended December 31, 2006.

For corporate shareholders of Focused Midcap Value Portfolio, 81.8% of the ordinary distributions paid during the taxable year ended December 31, 2006 qualify for the corporate dividends received deduction.

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Focused Midcap Value Portfolio	2006	2005	2004
Net asset value, beginning	$22.15	$21.53	$19.78
Income from investment operations
Net investment Income	.02	.03	.07
Net realized and unrealized gain (loss)	3.00	1.22	1.76
Total from investment operations	3.02	1.25	1.83
Distributions from:
Net investment Income	(.02)	(.03)	(.08)
Net realized gains	(1.66)	(.60)	--
Total distributions	(1.68)	(.63)	(.08)
Total Increase (decrease) in net asset value	1.34	.62	1.75
Net asset value, ending	$23.49	$22.15	$21.53

Total return*	13.59%	5.80%	9.23%
Ratios to average net assets: A
Net investment Income	.08%	.15%	.38%
Total expenses	1.15%	1.20%	1.22%
Expenses before offsets	1.15%	1.20%	1.22%
Net expenses	1.11%	1.15%	1.21%
Portfolio turnover	56%	29%	29%
Net assets, ending (in thousands)	$61,440	$47,655	$36,184

	Years Ended
	December 31,	December 31,
Focused Midcap Value Portfolio	2003	2002
Net asset value, beginning	$15.33	$17.84
Income from investment operations
Net investment Income	.04	--
Net realized and unrealized gain (loss)	4.44	(2.50)
Total from investment operations	4.48	(2.50)
Distributions from:
Net investment Income	(.03)	(.01)
Total Increase (decrease) in net asset value	4.45	(2.51)
Net asset value, ending	$19.78	$15.33

Total return*	29.22%	(14.04%)
Ratios to average net assets: A
Net investment Income	.24%	.03%
Total expenses	1.29%	1.30%
Expenses before offsets	1.29%	1.30%
Net expenses	1.22%	1.23%
Portfolio turnover	28%	16%
Net assets, ending (in thousands)	$31,972	$25,253

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

*     Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets Include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically Include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, Including each security's market value on the last day of the reporting period. The Statement of Net Assets Includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment Income earned and expenses Incurred in operating the fund. Investment Income Includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses Incurred in operating the fund Include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the Increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment Income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions Include distributions from net investment Income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend Income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on September 14, 2006, the Board of Directors, and by a separate vote, the disinterested Directors, initially approved the Investment Advisory Agreement between the Portfolio and Calvert Asset Management Company, Inc. ("CAMCO") and the Investment Subadvisory Agreement between CAMCO and the Subadvisor with respect to the Portfolio.

At the September 14, 2006 meeting of the Board, the Board accepted the resignation of AIC as investment adviser to the Portfolio, and approved the selection of CAMCO as the new investment adviser. In this connection, the Board determined that the change was in the best interests of the Portfolio and its shareholders, recognizing CAMCO's long-standing presence in the investment management arena and its depth of experience in managing mutual funds, Including taking into account the Board's familiarity with CAMCO with respect to its management of the Fund's Calvert Portfolios. In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to CAMCO. The disinterested Directors reviewed a report prepared by CAMCO regarding various services to be provided to the Portfolio by CAMCO as the investment adviser. Such report Included, among other data, information regarding CAMCO's personnel and CAMCO's revenue.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the approval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed change of investment adviser and approval of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in a private session with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services to be provided by CAMCO, Including the investment management staffing and the portfolio managers' experience and qualifications; the investment performance of the other mutual funds for which CAMCO currently acted as investment adviser; CAMCO's financial condition; the level and method of computing the Portfolio's advisory fee, Including the fact that the advisory fee would not Increase under the Investment Advisory Agreement; the profitability of the Calvert Group of Funds to CAMCO as the investment adviser; the direct and indirect benefits, if any, to be derived by CAMCO from its relationship with the Portfolio; CAMCO's compliance programs and policies; CAMCO's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by CAMCO under the Investment Advisory Agreement, the Board reviewed information provided by CAMCO relating to its operations and personnel, Including, among other information, biographical information on CAMCO's investment, supervisory and professional staff, and descriptions of its organizational and management structure. The Board also took into account its familiarity with management through Board of Directors' meetings, discussions and other reports with respect to the Fund's Calvert Portfolios. The Board considered CAMCO's management style and its performance in overseeing subadvisors, as well as its current level of staffing and overall resources. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by CAMCO under the Investment Advisory Agreement.

The Board reviewed management's proposal and reasons for recommending the Investment Advisory Agreement, as summarized above. The Board also took into account CAMCO's discussion of the Portfolio's performance (which Included a review of the current one-, three-, and five-year and since Inception total investment performance, on both a gross and net basis, of the Portfolio, and a comparison of this information to the performance of the Portfolio's benchmark; the median performance of the Portfolio's "peer group" as categorized by Lipper, Inc. ("Lipper"); and the one-, three-, and five-year Lipper "ranking" within the Portfolio's peer group on a numeric percentile and quartile ranking basis). The Board noted that, as of June 30, 2006, the Portfolio had underperformed its benchmark and was below the median of its peer group for the one-, three-, and five-year periods, had underperformed its benchmark for the period since Inception, and was above the median of its peer group for the period since Inception. The Board also noted management's continued monitoring of such performance. The Board also took into account additional comparative information relating to the performance of the Portfolio that it received at its quarterly meetings, as well as information comparing the Portfolio's performance and expenses with comparable mutual funds that it received in connection with its annual contract renewal considerations. The Board also took into account the fact that the Portfolio's current expense limitations would remain in effect. The Board also noted management's discussion of the opportunity for potential economies of scale as a result of CAMCO managing all of the Portfolios of the Fund.

In approving the Investment Advisory Agreement, the Board, Including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors considered information relating to the Subadvisor's operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided performance information for itself and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices. In this regard, the Board took into account information provided periodically throughout the previous year by the Subadvisor, as well as the Board's familiarity with the Subadvisor's management through Board of Directors' meetings, discussions and other reports.

The Board approved the Investment Subadvisory Agreement between CAMCO and the Subadvisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, Including those related to personal investing; and any disciplinary history. In addition, the Board considered certain information received in connection with its annual contract renewal considerations. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's current one-, three-, and five-year and since Inception total investment performance, on both a gross and net basis, and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted CAMCO's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the subadvisors to the Fund's Calvert Portfolios.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement would be paid by CAMCO out of the advisory fee that CAMCO would receive under the Investment Advisory Agreement and also noted that the subadvisory fee to be paid under the Investment Subadvisory Agreement was identical to that paid under the existing investment subadvisory agreement between AIC and the Subadvisor. The Board also relied on the ability of management to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. Based upon its review, the Board determined that the subadvisory fee was reasonable. For each of the above reasons, the profitability to the Subadvisor of its relationship with the Portfolio was not a material factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration, although the Board noted that the subadvisory fee schedule contained breakpoints that would reduce the subadvisory fee to be paid by CAMCO to the Subadvisor as the Portfolio's assets Increased.

In approving the Investment Subadvisory Agreement, the Board, Including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) CAMCO had demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor was qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objectives and policies; (c) CAMCO and the Subadvisor maintained appropriate compliance programs; (d) the Subadvisor was likely to execute its investment strategies consistently over time; (e) appropriate action was being taken with respect to the performance of the Portfolio; and (f) the Portfolio's advisory and subadvisory fees were reasonable in relation to those of similar funds and to the services to be provided by CAMCO and the Subadvisor. Based on its conclusions, the Board determined that approval of the Investment Advisory Agreement and the Investment Subadvisory Agreement was in the interests of the Portfolio and its shareholders.

Director and Officer Information Table

			# of Calvert
	Position	Position	Portfolios		Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Age	Fund	Date	During Last 5 Years		(Not Applicable to Officers)
DISINTERESTED DIRECTORS

FRANK H. BLATZ, JR., Esq. AGE: 71	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	26
ALICE GRESHAM AGE: 56	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	14	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 61	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 60	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	14	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH AGE: 69	Director	1982	Retired executive.	26	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 54	Director & Chairperson	1997	President, Chief Executive Officer and Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
WILLIAM LESTER AGE: 49	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	14
OFFICERS
KAREN BECKER AGE: 54	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 48	Assistant Vice President and Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 42	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 38	Assistant Vice President and Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.
STEVEN A. FALCI AGE: 47	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2003, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 33	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 57	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 56	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 42	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 36	Assistant Vice President and Assistant Secretary	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2002, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
JANE B. MAXWELL, Esq. AGE: 54	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
ANDREW K. NIEBLER, Esq. AGE: 39	Assistant Secretary	2006	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton for 7 years.
CATHERINE P. ROY AGE: 51	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 59	Vice President and Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 54	Treasurer	1982	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 45	Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

A special meeting was held on November 17, 2006 by the Ameritas Portfolios of Calvert Variable Series, Inc. for the purpose of approving a new Investment Advisory Agreement with Calvert Asset Management Company, Inc. The voting results were as follows:

Portfolio	For	Against	Abstain
Ameritas Income & Growth	10,619,225.054	218,682.882	437,485.561
Ameritas Small Capitalization	1,137,835.011	21,944.056	60,359.101
Ameritas MidCap Growth	1,771,362.840	72,412.409	73,225.090
Ameritas Core Strategies	3,565,719.774	57,107.453	138,536.011
Ameritas Index 500	604,906.110	17,566.695	37,923.119
Ameritas Money Market	80,065,548.093	666,085.051	4,621,919.021
Ameritas Focused MidCap Value	2,214,377.621	37,834.980	121,793.151
Ameritas Small Company Equity	906,164.519	3,087.817	26,956.287


Ameritas
Income & Growth
Portfolio
Portfolio within Calvert Variable Series, Inc.

Annual Report
December 31, 2006

Ameritas

A UNIFI Company

Ameritas Income & Growth Portfolio
Portfolio within Calvert Variable Series, Inc.

Annual Report, December 31, 2006

3	Portfolio Manager Remarks
5	Shareholder Expense Example
6	Report of Independent Registered Public Accounting Firm
7	Statement of Net Assets
11	Statement of Operations
12	Statements of Changes in Net Assets
13	Notes to Financial Statements
17	Financial Highlights
18	Explanation of Financial Tables
19	Proxy Voting and Availability of Quarterly Portfolio Holdings
20	Basis for Board's Approval of Investment Advisory Contract
22	Director and Officer Information Table

Ameritas Income & Growth Portfolio
Portfolio within Calvert Variable Series, Inc.
Managed by Fred Alger Management, Inc.

A word from portfolio management:

Fund Performance

Ameritas Income & Growth Portfolio returned 10.23% during the one-year period ended December 31, 2006, versus a 15.80% total return for the S&P 500 Index. The Fund's underperformance was attributable to sector and stock selection, as well as the Fund's growth orientation.

Income & Growth Portfolio1

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.06)

One year	10.23%
Five year	2.41%
Since Inception (11.1.99)	3.03%

1     Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

Markets & Investment Climate

At this time last year, we noted that the markets were still undervalued. Even with the Dow surpassing record highs this year (up nearly 20%), and the S&P 500 Index and NASDAQ generating very solid returns, that remains our view. At the end of 2005, the S&P 500 Index, which serves as a good proxy for the U.S. equity markets in general, was trading at a valuation of roughly 16 times earnings growth of about 14%. Given long-term norms--especially the yield on Treasuries and low inflation--we said that the markets should have a downside of less than 10% and an upside of up to 25% in 2006. That was not exactly a consensus view, but it turned out to be correct.

The S&P 500 went from 1,248 on December 31, 2005 to 1,418 on December 31, 2006, a gain of nearly 14%, while trading at similar valuations. We note that growth stocks had an unusual year, one that indicates healthy skepticism in the market, not overexuberance. In particular, the slowest-growing companies in the growth-stock universe significantly outperformed the fastest-growing companies, driving the return of the S&P 500 Index higher. This gap between stock performance and fundamental performance of the companies themselves supports our view that the markets can do very well in 2007 and beyond. With earnings for the S&P 500 Index estimated at about $91 per share for 20071 (which we believe is more likely to be on the low end rather than the high), we feel confident in our call for the S&P 500 to reach 1,800 by the end of 2007.

Investment Strategy

Over the calendar year, underperformance in the Consumer Discretionary, Financials and Health Care sectors hampered the Portfolio's performance relative to the S&P 500 Index. However, solid security selection made positive contributions in the Industrials and Materials sectors. At the stock level, positions in Nintendo Co. Ltd. (ADS), Terex Corp., Tessera Technologies Inc., Exxon Mobil Corp. and Orient Express Hotels Ltd. contributed most positively to portfolio performance during the twelve-month period. Conversely, positions in XM Satellite Radio Holdings Inc., eBay Inc., Yahoo! Inc., Broadcom Corp. and Rambus Inc. were among the biggest drags on performance.

Overall, the Portfolio's growth orientation detracted from performance, as the S&P 500/Citigroup Growth Index underperformed S&P 500/Citigroup Value Index by more than 10 percentage points during the period. For the year, the management of the Portfolio remained unchanged: a research intensive, bottom-up approach focusing on dividend-paying, rapidly growing stocks.

Outlook

We believe that the U.S. equity markets still have room to grow. This is not blind bullishness, nor is it necessarily optimism about the U.S. economy, because enough issues and imbalances exist to keep any such optimism in check. Instead, our stance is based upon an unvarnished read of what the companies we follow are doing. We believe this is a good environment for capital markets and for companies engaged in global business.

Barring external shocks, we believe that the markets and the economy are more healthy than not and offer more opportunities than risks. We are also confident that the year ahead will be as noisy and confusing as the year past--as old patterns and simple theories become Increasingly less useful. So for 2007, we will stick to the specific fundamentals of each company. In a world filled with unknowns, they have proven to be a better guide than most.

Economic Sectors	% of Total Investments
Consumer Discretionary	15.5%
Consumer Staples	7.6%
Energy	7.4%
Financials	14.9%
Health Care	9.3%
Industrials	9.6%
Informational Technology	22.7%
Materials	2.5%
Telecommunications Services	7.1%
U.S. Government Agency Obligations	3.4%
Total	100%

1    Estimates for earnings for the S&P 500 Index represent the average of the projected earnings per share for each of the companies Included in the index, weighted by each company's weight in the index.

As of December 31, 2006, the following companies represented the following percentages of Portfolio net assets: Nintendo Co. Ltd. (ADR) 1.70%, Terex Corp. 0.00%, Tessera Technologies Inc., 0.00%, Exxon Mobil 2.70%, Orient Express Hotels 0.00%, XM Satellite Radio Holdings 0.00%, eBay 1.24%, Yahoo 1.65%, Broadcom Corp. 0.00%, Rambus 0.00%. All holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you Incur two types of costs: (1) transaction costs, and (2) ongoing costs, Including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were Included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/06	12/31/06	7/1/06 - 12/31/06
Actual	$1,000.00	$1,129.80	$4.06
Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.39	$3.85

* Expenses are equal to the Fund's annualized expense ratio of 0.76%, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Ameritas Income & Growth Portfolio:

We have audited the accompanying statement of net assets of the Ameritas Income & Growth Portfolio, a series of Calvert Variable Series, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit Includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures Included confirmation of securities owned as of December 31, 2006, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also Includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Ameritas Income & Growth Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 23, 2007

Income & Growth Portfolio
Statement of Net Assets
December 31, 2006
Equity Securities - 97.1%	Shares	Value
Aerospace & Defense - 4.5%
Armor Holdings, Inc.*	19,500	$1,069,575
Boeing Co.	16,600	1,474,744
L-3 Communications Holdings, Inc.	17,800	1,455,684
United Technologies Corp.	44,350	2,772,762
		6,772,765

Biotechnology - 1.2%
Amgen, Inc.*	15,700	1,072,467
Genentech, Inc.*	9,050	734,227
		1,806,694

Capital Markets - 2.9%
Lehman Brothers Holdings, Inc.	26,600	2,077,992
Morgan Stanley	19,300	1,571,599
TD Ameritrade Holding Corp.	37,750	610,795
		4,260,386

Commercial Banks - 2.6%
Cullen/Frost Bankers, Inc.	24,100	1,345,262
Wachovia Corp.	45,100	2,568,445
		3,913,707

Communications Equipment - 4.4%
Cisco Systems, Inc.*	66,290	1,811,706
Corning, Inc.*	96,100	1,798,031
Motorola, Inc.	61,750	1,269,580
Qualcomm, Inc.	42,800	1,617,412
		6,496,729

Computers & Peripherals - 3.4%
Apple Computer, Inc.*	9,150	776,286
Dell, Inc.*	32,600	817,934
EMC Corp.*	70,550	931,260
Hewlett-Packard Co.	26,250	1,081,237
SanDisk Corp.*	16,250	699,238
Seagate Technology, Inc.	29,150	772,475
		5,078,430

Consumer Finance - 0.5%
SLM Corp.	16,300	794,951

Diversified Financial Services - 3.8%
Bank of America Corp.	58,900	3,144,671
Citigroup, Inc.	44,000	2,450,800
		5,595,471

Diversified Telecommunication Services - 5.9%
AT&T, Inc.	84,700	3,028,025
BCE, Inc.	30,550	824,850
Citizens Communications Co.	110,900	1,593,633
Verizon Communications, Inc.	72,350	2,694,314
Windstream Corp.	49,938	710,118
		8,850,940

Energy Equipment & Services - 2.5%
Diamond Offshore Drilling, Inc.	17,250	1,378,965
Rowan Co.'s, Inc.	22,200	737,040

Equity Securities - Cont'd	Shares	Value
Energy Equipment & Services - Cont'd
Transocean, Inc.*	20,050	$1,621,845
		3,737,850

Food & Staples Retailing - 2.9%
CVS Corp.	103,900	3,211,549
Whole Foods Market, Inc.	24,000	1,126,320
		4,337,869

Health Care Equipment & Supplies - 0.6%
Intuitive Surgical, Inc.*	9,350	896,665

Health Care Providers & Services - 5.0%
Health Net, Inc.*	17,450	849,117
Humana, Inc.*	13,250	732,857
Medco Health Solutions, Inc.*	18,300	977,952
Quest Diagnostics, Inc.	43,500	2,305,500
UnitedHealth Group, Inc.	28,550	1,533,992
WellPoint, Inc.*	13,760	1,082,774
		7,482,192

Hotels, Restaurants & Leisure - 4.7%
Cheesecake Factory, Inc.*	48,250	1,186,950
McDonald's Corp.	51,400	2,278,562
Melco PBL Entertainment Macau Ltd. (ADR)*	25,950	551,697
Scientific Games Corp.*	51,300	1,550,799
Starbucks Corp.*	21,050	745,591
Wyndham Worldwide Corp.*	23,400	749,268
		7,062,867

Household Durables - 1.8%
Sony Corp. (ADR)	62,600	2,681,158

Household Products - 2.3%
Procter & Gamble Co.	52,674	3,385,358

Industrial Conglomerates - 3.0%
General Electric Co.	118,725	4,417,757

Insurance - 3.9%
American International Group, Inc.	34,100	2,443,606
Genworth Financial, Inc.	96,650	3,306,396
		5,750,002

Internet Software & Services - 4.8%
CNET Networks, Inc.*	94,900	862,641
eBay, Inc.*	61,450	1,847,802
Google, Inc.*	3,500	1,611,680
Spark Networks plc (ADR)*	66,200	346,888
Yahoo! Inc.*	96,350	2,460,779
		7,129,790

Machinery - 2.1%
Caterpillar, Inc.	24,950	1,530,184
Joy Global, Inc.	33,300	1,609,722
		3,139,906

Media - 7.0%
CKX, Inc.*	41,850	490,901
DreamWorks Animation SKG, Inc.*	53,550	1,579,189
Media General, Inc.	29,700	1,103,949
News Corp.	35,650	765,762
Regal Entertainment Group	100,800	2,149,056
Sirius Satellite Radio, Inc.*	143,250	507,105
Viacom, Inc., Class B*	18,850	773,416

Equity Securities - Cont'd	Shares	Value
Media - Cont'd
Walt Disney Co.	37,200	$1,274,844
World Wrestling Entertainment, Inc.	105,000	1,711,500
		10,355,722

Metals & Mining - 2.6%
Cia Vale do Rio Doce (ADR)	40,950	1,217,853
Freeport-McMoRan Copper & Gold, Inc., Class B	22,850	1,273,430
Phelps Dodge Corp.	11,200	1,340,864
		3,832,147

Multiline Retail - 0.6%
Federated Department Stores, Inc.	21,750	829,327

Oil, Gas & Consumable Fuels - 4.9%
Chevron Corp.	10,700	786,771
Exxon Mobil Corp.	52,400	4,015,412
Peabody Energy Corp.	11,500	464,715
Sasol Ltd. (ADR)	39,900	1,472,310
Valero Energy Corp.	11,400	583,224
		7,322,432

Pharmaceuticals - 2.5%
Johnson & Johnson	22,800	1,505,256
Merck & Co., Inc.	18,500	806,600
Pfizer, Inc.	55,000	1,424,500
		3,736,356

Semiconductors & Semiconductor Equipment - 4.3%
Advanced Micro Devices, Inc.*	68,950	1,403,133
Marvell Technology Group Ltd.*	76,850	1,474,751
MEMC Electronic Materials, Inc.*	36,650	1,434,481
Nvidia Corp.*	24,100	891,941
Texas Instruments, Inc.	43,250	1,245,600
		6,449,906

Software - 5.9%
Adobe Systems, Inc.*	24,650	1,013,608
Microsoft Corp.	109,700	3,275,642
NAVTEQ Corp.*	39,150	1,369,075
Nintendo Co. Ltd. (ADR)	78,400	2,536,240
Symantec Corp.*	30,050	626,543
		8,821,108

Specialty Retail - 1.1%
Best Buy Co., Inc.	12,200	600,118
Home Depot, Inc.	27,500	1,104,400
		1,704,518

Textiles, Apparel & Luxury Goods - 0.3%
Iconix Brand Group, Inc.*	26,750	518,682

Thrifts & Mortgage Finance - 1.4%
Hudson City Bancorp, Inc.	145,650	2,021,622

Tobacco - 2.5%
Altria Group, Inc.	42,650	3,660,223

Wireless Telecommunication Services - 1.2%
Alltel Corp.	13,100	792,288
Sprint Nextel Corp.	54,900	1,037,061
		1,829,349

Total Equity Securities (Cost $133,406,113)		144,672,879

	Principal
U.S. Government Agencies and Instrumentalities - 3.4%	Amount	Value
Fannie Mae Discount Notes:
1/2/07	$100,000	$99,986
1/8/07	1,300,000	1,298,724
Federal Farm Credit Discount Notes:
1/8/07	2,500,000	2,497,511
1/11/07	1,200,000	1,198,283

Total U.S. Government Agencies and Instrumentalities (Cost $5,094,504)		5,094,504

TOTAL INVESTMENTS (Cost $138,500,617) - 100.5%		149,767,383
Other assets and liabilities, net - (0.5%)		(780,229)
Net Assets - 100%		$148,987,154

Net Assets Consist of:
Paid-in capital applicable to 10,356,062 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$155,906,107
Undistributed net investment Income		153,778
Accumulated net realized gain (loss) on investments		(18,339,426)
Net unrealized appreciation (depreciation) on investments and assets and liabilities denominated in foreign currencies		11,266,695

Net Assets		$148,987,154

Net Asset Value Per Share		$14.39

Abbreviations:
ADR: American Depositary Receipt

*    Non-Income producing security.

See notes to financial statements.

Income & Growth Portfolio
Statement of Operations
Year Ended December 31, 2006
Net Investment Income
Investment Income:
Dividend Income (net of foreign taxes withheld of $15,791)	$2,213,451
Interest Income	305,853
Total investment Income	2,519,304

Expenses:
Investment advisory fee	945,395
Transfer agent fees and expenses	2,558
Accounting fees	24,901
Directors' fees and expenses	19,624
Administrative fees	75,632
Custodian fees	25,502
Reports to shareholders	43,521
Professional fees	24,262
Miscellaneous	16,703
Total expenses	1,178,098
Fees paid indirectly	(15,682)
Net expenses	1,162,416

Net Investment Income	1,356,888

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	8,187,241

Change in unrealized appreciation (depreciation):
Investments	4,647,268
Assets and liabilities denominated in foreign currencies	(71)
4,647,197

Net Realized and Unrealized Gain
(Loss)	12,834,438

Increase (Decrease) in Net Assets
Resulting From Operations	$14,191,326

See notes to financial statements.

Income & Growth Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment Income	$1,356,888	$597,682
Net realized gain (loss) on investments	8,187,241	10,209,506
Change in unrealized appreciation (depreciation)	4,647,197	(7,196,803)

Increase (Decrease) in Net Assets
Resulting From Operations	14,191,326	3,610,385

Distributions to shareholders from:
Net investment Income	(1,203,110)	(597,115)

Capital share transactions:
Shares sold	1,372,910	61,718,262
Reinvestment of distributions	1,203,080	597,115
Shares issued from merger (see Note A)	--	76,901,398
Shares redeemed	(33,241,274)	(21,316,716)
Total capital share transactions	(30,665,284)	117,900,059

Total Increase (Decrease) in Net Assets	(17,677,068)	120,913,329

Net Assets
Beginning of year	166,664,222	45,750,893
End of year (Including undistributed net investment Income of $153,778 and $77,021, respectively)	$148,987,154	$166,664,222

Capital Share Activity
Shares sold	103,781	4,730,261
Reinvestment of distributions	83,316	45,099
Shares issued from merger (see Note A)	--	5,901,872
Shares redeemed	(2,496,839)	(1,640,936)
Total capital share activity	(2,309,742)	9,036,296

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Income & Growth Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

On November 18, 2005, the net assets of the Calvert Variable Series, Inc. Ameritas Growth Portfolio merged into the Calvert Variable Series, Inc. Ameritas Income & Growth Portfolio. The merger was accomplished by a tax-free exchange of 5,901,872 shares of the Ameritas Income & Growth Portfolio (valued at $76,901,398) for 1,514,038 shares of the Ameritas Growth Portfolio outstanding at November 18, 2005. The Ameritas Growth Portfolio's net assets as of November 18, 2005, Including $7,116,533 of unrealized appreciation, were combined with those of the Ameritas Income & Growth Portfolio.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the Principal market in which such securities are normally traded. If events occur after the close of the Principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2006, no securities were fair valued under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may Include proceeds from litigation. Dividend Income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest Income, which Includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, Income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is Included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment Income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with Income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect Income and gains available for distribution under Income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of Income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal Income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

NOTE B -- RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company ("UNIFI"). Prior to November 18, 2006, Ameritas Investment Corp. served as the Advisor. Ameritas Investment Corp. is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company. ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by UNIFI.

The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.625% of the Portfolio's average daily net assets. Under the terms of the agreement, $79,315 was payable at year end. In addition, $7,928 was payable at year end for operating expenses paid by the Advisor during December 2006.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2007. The contractual expense cap is 0.78%. For the purpose of this expense limit, operating expenses do not Include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets (prior to November 18, 2006, .05% of the Portfolio's average daily net assets or a minimum of $50,000). Under the terms of the agreement, $6,345 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 ($15,000 prior to January 1, 2006) for Directors not serving on other Calvert Fund Boards, $8,000 ($4,000 prior to January 1, 2006) for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $176,918,127 and $210,163,253, respectively.

The cost of investments owned at December 31, 2006 for federal Income tax purposes was $138,760,804. Net unrealized appreciation aggregated $11,006,579, of which $14,095,816 related to appreciated securities and $3,089,237 related to depreciated securities. Net realized capital loss carryforwards for federal Income tax purposes of $9,781,857, $8,079,809, and $217,573 at December 31, 2006 may be utilized to offset future capital gains until expiration in December 2009, December 2010, and December 2011, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

Distributions paid from:	2006	2005
Ordinary Income	$1,203,110	$597,115
Total	$1,203,110	$597,115

As of December 31, 2006 the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

Undistributed ordinary Income	$153,778
Capital loss carryforward	(18,079,239)
Unrealized appreciation/(depreciation)	11,006,579
($6,918,882)

Reclassifications, as shown in the table below, have been made to the Fund's components of a net assets to reflect Income and gains available for distributions (or available capital loss carryforwards, as applicable) under Income tax law and regulations. The primary difference causing such reclassifications is due to a reclassification of Income from broker commissions and excess distributions.

Undistributed net investment Income	($77,021)
Accumulated net realized gain (loss)	148,082
Paid in capital	(71,061)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales and the IRC section 382 limitations on the capital loss carryforward from Ameritas Growth Portfolio.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is Incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2006. For the year ended December 31, 2006, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$32,343	5.26%	$1,525,787	November 2006

Tax Information (Unaudited)

For corporate shareholders of Income & Growth Portfolio, 100% of the ordinary distributions paid during the taxable year ended December 31, 2006 qualify for the corporate dividends received deduction.

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Income & Growth Portfolio	2006	2005 (z)	2004
Net asset value, beginning	$13.16	$12.61	$11.80
Income from investment operations
Net investment Income	.13	.12	.12
Net realized and unrealized gain (loss)	1.22	.48	.81
Total from investment operations	1.35	.60	.93
Distributions from
Net investment Income	(.12)	(.05)	(.12)
Total Increase (decrease) in net asset value	1.23	.55	.81
Net asset value, ending	$14.39	$13.16	$12.61

Total return*	10.23%	4.73%	7.86%
Ratios to average net assets: A
Net investment Income	.90%	1.04%	.99%
Total expenses	.78%	.88%	.96%
Expenses before offsets	.78%	.79%	.81%
Net expenses	.77%	.78%	.78%
Portfolio turnover	121%	84%	96%
Net assets, ending (in thousands)	$148,987	$166,664	$45,751

	Years Ended
	December 31,	December 31,
Income & Growth Portfolio	2003	2002
Net asset value, beginning	$9.12	$13.17
Income from investment operations
Net investment Income	.06	.04
Net realized and unrealized gain (loss)	2.68	(4.05)
Total from investment operations	2.74	(4.01)
Distributions from
Net investment Income	(.06)	(.04)
Total Increase (decrease) in net asset value	2.68	(4.05)
Net asset value, ending	$11.80	$9.12

Total return*	30.03%	(30.44%)
Ratios to average net assets: A
Net investment Income	.59%	.28%
Total expenses	.93%	.92%
Expenses before offsets	.78%	.81%
Net expenses	.78%	.78%
Portfolio turnover	173%	270%
Net assets, ending (in thousands)	$46,056	$39,951

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

*     Not annualized for periods less than one year.

(z)     Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets Include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically Include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, Including each security's market value on the last day of the reporting period. The Statement of Net Assets Includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment Income earned and expenses Incurred in operating the fund. Investment Income Includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses Incurred in operating the fund Include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the Increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment Income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions Include distributions from net investment Income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend Income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on September 14, 2006, the Board of Directors, and by a separate vote, the disinterested Directors, initially approved the Investment Advisory Agreement between the Portfolio and Calvert Asset Management Company, Inc. ("CAMCO") and the Investment Subadvisory Agreement between CAMCO and the Subadvisor with respect to the Portfolio.

At the September 14, 2006 meeting of the Board, the Board accepted the resignation of AIC as investment adviser to the Portfolio, and approved the selection of CAMCO as the new investment adviser. In this connection, the Board determined that the change was in the best interests of the Portfolio and its shareholders, recognizing CAMCO's long-standing presence in the investment management arena and its depth of experience in managing mutual funds, Including taking into account the Board's familiarity with CAMCO with respect to its management of the Fund's Calvert Portfolios. In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to CAMCO. The disinterested Directors reviewed a report prepared by CAMCO regarding various services to be provided to the Portfolio by CAMCO as the investment adviser. Such report Included, among other data, information regarding CAMCO's personnel and CAMCO's revenue.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the approval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed change of investment adviser and approval of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in a private session with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services to be provided by CAMCO, Including the investment management staffing and the portfolio managers' experience and qualifications; the investment performance of the other mutual funds for which CAMCO currently acted as investment adviser; CAMCO's financial condition; the level and method of computing the Portfolio's advisory fee, Including the fact that the advisory fee would not Increase under the Investment Advisory Agreement; the profitability of the Calvert Group of Funds to CAMCO as the investment adviser; the direct and indirect benefits, if any, to be derived by CAMCO from its relationship with the Portfolio; CAMCO's compliance programs and policies; CAMCO's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by CAMCO under the Investment Advisory Agreement, the Board reviewed information provided by CAMCO relating to its operations and personnel, Including, among other information, biographical information on CAMCO's investment, supervisory and professional staff, and descriptions of its organizational and management structure. The Board also took into account its familiarity with management through Board of Directors' meetings, discussions and other reports with respect to the Fund's Calvert Portfolios. The Board considered CAMCO's management style and its performance in overseeing subadvisors, as well as its current level of staffing and overall resources. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by CAMCO under the Investment Advisory Agreement.

The Board reviewed management's proposal and reasons for recommending the Investment Advisory Agreement, as summarized above. The Board also took into account CAMCO's discussion of the Portfolio's performance (which Included a review of the current one-, three-, and five-year and since Inception total investment performance, on both a gross and net basis, of the Portfolio, and a comparison of this information to the performance of the Portfolio's benchmark; the median performance of the Portfolio's "peer group" as categorized by Lipper, Inc. ("Lipper"); and the one-, three-, and five-year Lipper "ranking" within the Portfolio's peer group on a numeric percentile and quartile ranking basis). The Board noted that, as of June 30, 2006, the Portfolio had underperformed its benchmark and was below the median of its peer group for the one-, three-, and five-year periods and period since Inception. The Board also noted management's continued monitoring of such performance. The Board also took into account additional comparative information relating to the performance of the Portfolio that it received at its quarterly meetings, as well as information comparing the Portfolio's performance and expenses with comparable mutual funds that it received in connection with its annual contract renewal considerations. The Board also took into account the fact that the Portfolio's current expense limitations would remain in effect. The Board also noted management's discussion of the opportunity for potential economies of scale as a result of CAMCO managing all of the Portfolios of the Fund.

In approving the Investment Advisory Agreement, the Board, Including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors considered information relating to the Subadvisor's operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided performance information for itself and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices. In this regard, the Board took into account information provided periodically throughout the previous year by the Subadvisor, as well as the Board's familiarity with the Subadvisor's management through Board of Directors' meetings, discussions and other reports.

The Board approved the Investment Subadvisory Agreement between CAMCO and the Subadvisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, Including those related to personal investing; and any disciplinary history. In addition, the Board considered certain information received in connection with its annual contract renewal considerations. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's current one-, three-, and five-year and since Inception total investment performance, on both a gross and net basis, and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted CAMCO's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the subadvisors to the Fund's Calvert Portfolios.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement would be paid by CAMCO out of the advisory fee that CAMCO would receive under the Investment Advisory Agreement and also noted that the subadvisory fee to be paid under the Investment Subadvisory Agreement was identical to that paid under the existing investment subadvisory agreement between AIC and the Subadvisor. The Board also relied on the ability of management to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. Based upon its review, the Board determined that the subadvisory fee was reasonable. For each of the above reasons, the profitability to the Subadvisor of its relationship with the Portfolio was not a material factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration.

In approving the Investment Subadvisory Agreement, the Board, Including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) CAMCO had demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor was qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objectives and policies; (c) CAMCO and the Subadvisor maintained appropriate compliance programs; (d) the Subadvisor was likely to execute its investment strategies consistently over time; (e) appropriate action was being taken with respect to the performance of the Portfolio; and (f) the Portfolio's advisory and subadvisory fees were reasonable in relation to those of similar funds and to the services to be provided by CAMCO and the Subadvisor. Based on its conclusions, the Board determined that approval of the Investment Advisory Agreement and the Investment Subadvisory Agreement was in the interests of the Portfolio and its shareholders.

Director and Officer Information Table

			# of Calvert
	Position	Position	Portfolios		Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Age	Fund	Date	During Last 5 Years		(Not Applicable to Officers)
DISINTERESTED DIRECTORS

FRANK H. BLATZ, JR., Esq. AGE: 71	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	26
ALICE GRESHAM AGE: 56	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	14	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 61	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 60	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	14	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH AGE: 69	Director	1982	Retired executive.	26	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 54	Director & Chairperson	1997	President, Chief Executive Officer and Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
WILLIAM LESTER AGE: 49	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	14
OFFICERS
KAREN BECKER AGE: 54	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 48	Assistant Vice President and Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 42	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 38	Assistant Vice President and Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.
STEVEN A. FALCI AGE: 47	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2003, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 33	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 57	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 56	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 42	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 36	Assistant Vice President and Assistant Secretary	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2002, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
JANE B. MAXWELL, Esq. AGE: 54	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
ANDREW K. NIEBLER, Esq. AGE: 39	Assistant Secretary	2006	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton for 7 years.
CATHERINE P. ROY AGE: 51	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 59	Vice President and Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 54	Treasurer	1982	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 45	Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

A special meeting was held on November 17, 2006 by the Ameritas Portfolios of Calvert Variable Series, Inc. for the purpose of approving a new Investment Advisory Agreement with Calvert Asset Management Company, Inc. The voting results were as follows:

Portfolio	For	Against	Abstain
Ameritas Income & Growth	10,619,225.054	218,682.882	437,485.561
Ameritas Small Capitalization	1,137,835.011	21,944.056	60,359.101
Ameritas MidCap Growth	1,771,362.840	72,412.409	73,225.090
Ameritas Core Strategies	3,565,719.774	57,107.453	138,536.011
Ameritas Index 500	604,906.110	17,566.695	37,923.119
Ameritas Money Market	80,065,548.093	666,085.051	4,621,919.021
Ameritas Focused MidCap Value	2,214,377.621	37,834.980	121,793.151
Ameritas Small Company Equity	906,164.519	3,087.817	26,956.287


Ameritas
Index 500
Portfolio
Fund within Calvert Variable Series, Inc.

Annual Report
December 31, 2006

Ameritas

A UNIFI Company

Ameritas Index 500 Portfolio
Fund within Calvert Variable Series, Inc.

Annual Report, December 31, 2006

3	Portfolio Manager Remarks
5	Shareholder Expense Example
6	Report of Independent Registered Public Accounting Firm
7	Statement of Net Assets
19	Statement of Operations
20	Statements of Changes in Net Assets
21	Notes to Financial Statements
24	Financial Highlights
25	Explanation of Financial Tables
26	Proxy Voting and Availability of Quarterly Portfolio Holdings
27	Basis for Board's Approval of Investment Advisory Contract
29	Director and Officer Information Table

Ameritas Index 500 Portfolio
Portfolio within Calvert Variable Series, Inc.
Managed by SSgA Funds Management

A word from portfolio management:

Performance

The Ameritas Index 500 Portfolio returned 15.37% for the 12-month reporting period ended December 31, 2006, compared with 15.80% for the S&P 500 Index. The Fund, unlike the Index, bears management expenses and transaction costs. For the most part, these factors accounted for the Fund's margin of underperformance relative to the Index.

Index 500 Portfolio1

Average Annual Total Return
(year ended 12.31.06)

One year	15.37%
Five year	5.85%
Since Inception (11.1.99)	1.82%

1   Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

Investment Climate

Rising interest rates did little to curb investor enthusiasm in the beginning of 2006. However, fluctuations in the global equity markets during May and June sorely tested investor resilience, causing the S&P 500 Index to lose ground. Inflation concerns also triggered steady equity selling in May, driving volatility measures to levels not seen since 2004. In August, the Federal Reserve (Fed) paused its campaign of interest rate hikes--helping bolster investor optimism that the economy would avoid a recession--and a sharp drop in commodity prices the following month eased inflation fears. Despite end-of-the-year economic data that effectively pushed back the possibility of Fed interest rate cuts to later 2007, equity markets rallied through the end of the year.

All economic sectors in the Index generated gains in 2006, although Telecommunications topped the pack with a 36.8% Increase. Solid dividends, stable cash flow, and the prospective merger of BellSouth and AT&T helped the sector recover from several years of sluggish performance. Energy was the second-best performer, rising 24.2%. Despite a stabilization of oil prices in the second half of the year, their high average level throughout the year generated significant profits for energy companies. The weakest sectors were two traditional growth areas: Health Care and Information Technology. With gains of 7.5% and 8.3%, respectively, they were the only S&P sectors to post single-digit returns in 2006. Although numerous companies in these sectors demonstrated impressive growth in profits and prospects, others confronted challenging competition and some faced serious questions about executive compensation.

Portfolio Strategy

Ameritas Index 500 Portfolio is managed using a passive investment strategy. The investment objective of the Portfolio is to match, as closely as possible, the day-to-day performance of the S&P 500 Index. We do this by buying all, or virtually all, of the stocks in the Index and holding them in the same proportion. Fluctuation in the Portfolio's total return is a direct reflection of fluctuating performance for Index stocks based on changing market conditions.

The top contributors to the Portfolio's performance during the year were Exxon Mobil (39.07%), Cisco Systems Inc. (59.64%) and AT&T Inc. (53.16%). The biggest detractors were UnitedHealth Group (-13.49%), Amgen Inc. (-13.38%) and eBay (-30.43%).1

Outlook

In 2006, the S&P 500 Index ended a fourth year of solid returns, corporate profit margins ran near historical highs, and central banks around the world continued lowering short-term interest rates--stimulating economies worldwide. The question is whether these positive influences will continue to bolster the markets through 2007. Stock valuations have begun to Increase, but the potential for additional gain remains. Plenty of investors are optimistic (yet not unduly exuberant) and flush with cash--and still looking for vehicles to enhance their returns. Also, while volatility could Increase, it should remain under pressure from yield-hungry investors seeking to profit from even the slightest market inefficiencies. Therefore, we think equities may find it difficult to match the impressive gains of 2006 over the coming year, but believe the recent positive trends mentioned above should still produce another solid year.

Economic Sectors	% of Total Investments
Consumer Discretionary	10.5%
Consumer Staples	9.2%
Energy	9.7%
Financials	22.0%
Healthcare	12.0%
Industrials	10.7%
Information Technology	15.0%
Materials	2.9%
Mutual Funds	0.4%
Telecommunications Services	3.5%
U.S. Government	0.6%
Utilities	3.5%
Total	100%

1   All returns for individual holdings reflect the time period they were held by the Portfolio.

As of December 31, 2006, the following holdings represented the following percentages of Portfolio net assets: BellSouth 0.66%, AT&T 1.07%, Exxon Mobil 3.48%, Cisco Systems Inc. 1.29%, UnitedHealth Group 0.57%, Amgen Inc. 0.62%, and eBay 0.27% . Holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you Incur two types of costs: (1) transaction costs, and (2) ongoing costs, Including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were Included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/06	12/31/06	7/1/06 - 12/31/06
Actual	$1,000.00	$1,125.50	$2.04
Hypothetical (5% return per year before expenses)	$1,000.00	$1,023.29	$1.94

*   Expenses are equal to the Fund's annualized expense ratio of 0.38%, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and

Shareholders of Ameritas Index 500 Portfolio:

We have audited the accompanying statement of net assets of the Ameritas Index 500 Portfolio, a series of Calvert Variable Series, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit Includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures Included confirmation of securities owned as of December 31, 2006, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also Includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Ameritas Index 500 Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 23, 2007

Index 500 Portfolio
Statement of net Assets
December 31, 2006
EQUITY SECURITIES - 98.9%	Shares	Value
Aerospace & Defense - 2.4%
Boeing Co.	6,160	$547,254
General Dynamics Corp.	3,100	230,485
Goodrich Corp.	1,000	45,550
Honeywell International, Inc.	6,237	282,162
L-3 Communications Holdings, Inc.	1,000	81,780
Lockheed Martin Corp.	2,800	257,796
Northrop Grumman Corp.	2,659	180,014
Raytheon Co.	3,400	179,520
Rockwell Collins, Inc.	1,300	82,277
United Technologies Corp.	7,800	487,656
		2,374,494

Air Freight & Logistics - 0.9%
FedEx Corp.	2,400	260,688
United Parcel Service, Inc., Class B	8,300	622,334
		883,022

Airlines - 0.1%
Southwest Airlines Co.	6,250	95,750

Auto Components - 0.1%
Goodyear Tire & Rubber Co.*	1,100	23,089
Johnson Controls, Inc.	1,500	128,880
		151,969

Automobiles - 0.4%
Ford Motor Co.	14,690	110,322
General Motors Corp.	4,472	137,380
Harley-Davidson, Inc.	2,000	140,940
		388,642

Beverages - 2.0%
Anheuser-Busch Co.'s, Inc.	6,000	295,200
Brown-Forman Corp., Class B	600	39,744
Coca-Cola Co.	15,800	762,350
Coca-Cola Enterprises, Inc.	2,200	44,924
Constellation Brands, Inc.*	1,400	40,628
Molson Coors Brewing Co., Class B	400	30,576
Pepsi Bottling Group, Inc.	1,000	30,910
PepsiCo, Inc.	12,770	798,764
		2,043,096

Biotechnology - 1.3%
Amgen, Inc.*	9,032	616,976
Biogen Idec, Inc.*	2,555	125,680
Celgene Corp.*	2,800	161,084
Genzyme Corp. - General Division*	2,100	129,318
Gilead Sciences, Inc.*	3,600	233,748
MedImmune, Inc.*	1,900	61,503
		1,328,309

Building Products - 0.1%
American Standard Co.'s, Inc.	1,300	59,605
Masco Corp.	3,100	92,597
		152,202

EQUITY SECURITIES - Cont'd	Shares	Value
Capital Markets - 3.8%
Ameriprise Financial, Inc.	1,840	$100,280
Bank of New York Co., Inc.	5,900	232,283
Bear Stearns Co.'s, Inc.	838	136,410
Charles Schwab Corp.	7,800	150,852
E*Trade Financial Corp.*	3,400	76,228
Federated Investors, Inc., Class B	800	27,024
Franklin Resources, Inc.	1,300	143,221
Goldman Sachs Group, Inc.	3,264	650,678
Janus Capital Group, Inc.	1,700	36,703
Legg Mason, Inc.	1,000	95,050
Lehman Brothers Holdings, Inc.	4,160	324,979
Mellon Financial Corp.	3,100	130,665
Merrill Lynch & Co., Inc.	6,900	642,390
Morgan Stanley	8,139	662,759
Northern Trust Corp.	1,400	84,966
State Street Corp.	2,600	175,344
T. Rowe Price Group, Inc.	2,000	87,540
		3,757,372

Chemicals - 1.5%
Air Products & Chemicals, Inc.	1,700	119,476
Ashland, Inc.	400	27,672
Dow Chemical Co.	7,422	296,435
E.I. Du Pont de Nemours & Co.	7,200	350,712
Eastman Chemical Co.	700	41,517
Ecolab, Inc.	1,400	63,280
Hercules, Inc.*	1,100	21,241
International Flavors & Fragrances, Inc.	500	24,580
Monsanto Co.	4,280	224,828
PPG Industries, Inc.	1,300	83,473
Praxair, Inc.	2,500	148,325
Rohm & Haas Co.	1,100	56,232
Sigma-Aldrich Corp.	500	38,860
		1,496,631

Commercial Banks - 4.1%
BB&T Corp.	4,161	182,793
Comerica, Inc.	1,300	76,284
Commerce Bancorp, Inc.	1,500	52,905
Compass Bancshares, Inc.	900	53,685
Fifth Third Bancorp	4,283	175,303
First Horizon National Corp.	1,000	41,780
Huntington Bancshares, Inc.	1,730	41,087
KeyCorp Ltd.	3,200	121,696
M&T Bank Corp.	600	73,296
Marshall & Ilsley Corp.	2,000	96,220
National City Corp.	4,800	175,488
PNC Financial Services Group, Inc.	2,300	170,292
Regions Financial Corp.	5,609	209,777
SunTrust Banks, Inc.	2,700	228,015
Synovus Financial Corp.	2,600	80,158
US Bancorp	13,721	496,563
Wachovia Corp.	14,828	844,455
Wells Fargo & Co.	26,100	928,116
Zions Bancorp	800	65,952
		4,113,865

Commercial Services & Supplies - 0.5%
Allied Waste Industries, Inc.*	2,000	24,580
Avery Dennison Corp.	700	47,551

EQUITY SECURITIES - Cont'd	Shares	Value
Commercial Services & Supplies - Cont'd
Cintas Corp.	1,000	$39,710
Equifax, Inc.	900	36,540
Monster Worldwide, Inc.*	900	41,976
Pitney Bowes, Inc.	1,700	78,523
Robert Half International, Inc.	1,200	44,544
RR Donnelley & Sons Co.	1,700	60,418
Waste Management, Inc.	4,120	151,492
		525,334

Communications Equipment - 2.7%
ADC Telecommunications, Inc.*	1,100	15,983
Avaya, Inc.*	3,458	48,343
Ciena Corp.*	785	21,752
Cisco Systems, Inc.*	47,100	1,287,243
Comverse Technology, Inc.*	1,500	31,665
Corning, Inc.*	12,300	230,133
JDS Uniphase Corp.*	1,575	26,240
Juniper Networks, Inc.*	4,600	87,124
Motorola, Inc.	18,568	381,758
Qualcomm, Inc.	12,700	479,933
Tellabs, Inc.*	3,700	37,962
		2,648,136

Computers & Peripherals - 3.7%
Apple Computer, Inc.*	6,600	559,944
Dell, Inc.*	17,400	436,566
EMC Corp.*	17,200	227,040
Hewlett-Packard Co.	21,284	876,688
International Business Machines Corp.	11,700	1,136,655
Lexmark International, Inc.*	700	51,240
NCR Corp.*	1,300	55,588
Network Appliance, Inc.*	2,900	113,912
QLogic Corp.*	1,400	30,688
SanDisk Corp.*	1,600	68,848
Sun Microsystems, Inc.*	27,500	149,050
		3,706,219

Construction & Engineering - 0.1%
Fluor Corp.	700	57,155

Construction Materials - 0.1%
Vulcan Materials Co.	700	62,909

Consumer Finance - 1.0%
American Express Co.	9,400	570,298
Capital One Financial Corp.	3,190	245,056
SLM Corp.	3,100	151,187
		966,541

Containers & Packaging - 0.2%
Ball Corp.	900	39,240
Bemis Co.	900	30,582
Pactiv Corp.*	1,000	35,690
Sealed Air Corp.	600	38,952
Temple-Inland, Inc.	800	36,824
		181,288

Distributors - 0.1%
Genuine Parts Co.	1,400	66,402

EQUITY SECURITIES - Cont'd	Shares	Value
Diversified Consumer Services - 0.1%
Apollo Group, Inc.*	1,100	$42,867
H & R Block, Inc.	2,300	52,992
		95,859

Diversified Financial Services - 5.6%
Bank of America Corp.	34,851	1,860,695
Chicago Mercantile Exchange Holdings, Inc.	280	142,730
CIT Group, Inc.	1,500	83,655
Citigroup, Inc.	38,006	2,116,934
JPMorgan Chase & Co.	26,938	1,301,105
Moody's Corp.	1,800	124,308
		5,629,427

Diversified Telecommunication Services - 2.9%
AT&T, Inc.	29,801	1,065,386
BellSouth Corp.	14,080	663,309
CenturyTel, Inc.	800	34,928
Citizens Communications Co.	2,500	35,925
Embarq Corp.	1,223	64,281
Qwest Communications International, Inc.*	11,834	99,051
Verizon Communications, Inc.	22,544	839,538
Windstream Corp.	3,205	45,575
		2,847,993

Electric Utilities - 1.9%
Allegheny Energy, Inc.*	1,300	59,683
American Electric Power Co., Inc.	3,100	131,998
Duke Energy Corp.	9,808	325,724
Edison International	2,600	118,248
Entergy Corp.	1,600	147,712
Exelon Corp.	5,100	315,639
FirstEnergy Corp.	2,461	148,398
FPL Group, Inc.	3,200	174,144
Pinnacle West Capital Corp.	700	35,483
PPL Corp.	2,900	103,936
Progress Energy, Inc.	2,041	100,172
Southern Co.	5,700	210,102
		1,871,239

Electrical Equipment - 0.5%
American Power Conversion Corp.	1,300	39,767
Cooper Industries Ltd.	700	63,301
Emerson Electric Co.	6,200	273,358
Rockwell Automation, Inc.	1,300	79,404
		455,830

Electronic Equipment & Instruments - 0.3%
Agilent Technologies, Inc.*	3,258	113,541
Jabil Circuit, Inc.	1,400	34,370
Molex, Inc.	1,125	35,584
Sanmina-SCI Corp.*	5,100	17,595
Solectron Corp.*	7,200	23,184
Symbol Technologies, Inc.	2,100	31,374
Tektronix, Inc.	700	20,419
		276,067

Energy Equipment & Services - 1.7%
Baker Hughes, Inc.	2,500	186,650
BJ Services Co.	2,400	70,368
Halliburton Co.	7,900	245,295
Nabors Industries Ltd.*	2,300	68,494

EQUITY SECURITIES - Cont'd	Shares	Value
Energy Equipment & Services - Cont'd
National Oilwell Varco, Inc.*	1,400	$85,652
Noble Corp.	1,100	83,765
Rowan Co.'s, Inc.	900	29,880
Schlumberger Ltd.	9,100	574,756
Smith International, Inc.	1,500	61,605
Transocean, Inc.*	2,181	176,421
Weatherford International Ltd.*	2,700	112,833
		1,695,719

Food & Staples Retailing - 2.2%
Costco Wholesale Corp.	3,600	190,332
CVS Corp.	6,400	197,824
Kroger Co.	5,700	131,499
Safeway, Inc.	3,300	114,048
Supervalu, Inc.	1,546	55,270
Sysco Corp.	4,900	180,124
Walgreen Co.	7,800	357,942
Wal-Mart Stores, Inc.	19,100	882,038
Whole Foods Market, Inc.	1,100	51,623
		2,160,700

Food Products - 1.1%
Archer-Daniels-Midland Co.	5,192	165,936
Campbell Soup Co.	1,800	70,002
ConAgra Foods, Inc.	3,900	105,300
Dean Foods Co.*	1,000	42,280
General Mills, Inc.	2,700	155,520
H.J. Heinz Co.	2,600	117,026
Hershey Foods Corp.	1,400	69,720
Kellogg Co.	1,900	95,114
McCormick & Co., Inc.	1,000	38,560
Sara Lee Corp.	5,900	100,477
Tyson Foods, Inc.	2,100	34,545
William Wrigley Jr. Co.	1,750	90,510
		1,084,990

Gas Utilities - 0.1%
Nicor, Inc.	400	18,720
Peoples Energy Corp.	200	8,914
Questar Corp.	600	49,830
		77,464

Health Care Equipment & Supplies - 1.6%
Bausch & Lomb, Inc.	500	26,030
Baxter International, Inc.	5,000	231,950
Becton Dickinson & Co.	1,900	133,285
Biomet, Inc.	1,875	77,381
Boston Scientific Corp.*	9,371	160,994
C.R. Bard, Inc.	800	66,376
Hospira, Inc.*	1,200	40,296
Medtronic, Inc.	9,000	481,590
St. Jude Medical, Inc.*	2,800	102,368
Stryker Corp.	2,300	126,753
Zimmer Holdings, Inc.*	1,880	147,354
		1,594,377

Health Care Providers & Services - 2.4%
Aetna, Inc.	4,000	172,720
AmerisourceBergen Corp.	1,506	67,710
Cardinal Health, Inc.	3,150	202,954
Caremark Rx, Inc.	3,374	192,689
Cigna Corp.	800	105,256

EQUITY SECURITIES - Cont'd	Shares	Value
Health Care Providers & Services - Cont'd
Coventry Health Care, Inc.*	1,200	$60,060
Express Scripts, Inc.*	1,100	78,760
Health Management Associates, Inc.	2,000	42,220
Humana, Inc.*	1,300	71,903
Laboratory Corp. of America Holdings, Inc.*	900	66,123
Manor Care, Inc.	500	23,460
McKesson Corp.	2,300	116,610
Medco Health Solutions, Inc.*	2,290	122,378
Patterson Co's, Inc.*	1,100	39,061
Quest Diagnostics, Inc.	1,300	68,900
Tenet Healthcare Corp.*	3,300	23,001
UnitedHealth Group, Inc.	10,500	564,165
WellPoint, Inc.*	4,800	377,712
		2,395,682

Health Care Technology - 0.0%
IMS Health, Inc.	1,661	45,644

Hotels, Restaurants & Leisure - 1.6%
Carnival Corp.	3,500	171,675
Darden Restaurants, Inc.	950	38,162
Harrah's Entertainment, Inc.	1,400	115,808
Hilton Hotels Corp.	3,100	108,190
International Game Technology	2,700	124,740
Marriott International, Inc.	2,600	124,072
McDonald's Corp.	9,486	420,514
Starbucks Corp.*	5,900	208,978
Starwood Hotels & Resorts Worldwide, Inc.	1,600	100,000
Wendy's International, Inc.	900	29,781
Wyndham Worldwide Corp.*	1,588	50,848
Yum! Brands, Inc.	2,100	123,480
		1,616,248

Household Durables - 0.6%
Black & Decker Corp.	500	39,985
Centex Corp.	1,000	56,270
D.R. Horton, Inc.	1,900	50,331
Fortune Brands, Inc.	1,200	102,468
Harman International Industries, Inc.	500	49,955
KB Home	600	30,768
Leggett & Platt, Inc.	1,500	35,850
Lennar Corp.	1,100	57,706
Newell Rubbermaid, Inc.	2,200	63,690
Pulte Homes, Inc.	1,500	49,680
Snap-On, Inc.	500	23,820
Stanley Works	600	30,174
Whirlpool Corp.	595	49,397
		640,094

Household Products - 2.2%
Clorox Co.	1,200	76,980
Colgate-Palmolive Co.	4,000	260,960
Kimberly-Clark Corp.	3,439	233,680
Procter & Gamble Co.	24,587	1,580,207
		2,151,827

Independent Power Producers & Energy Traders - 0.4%
AES Corp.*	5,000	110,200
Constellation Energy Group, Inc.	1,400	96,418
Dynegy, Inc.*	3,200	23,168
TXU Corp.	3,600	195,156
		424,942

EQUITY SECURITIES - Cont'd	Shares	Value
Industrial Conglomerates - 4.0%
3M Co.	5,700	$444,201
General Electric Co.	80,000	2,976,800
Textron, Inc.	1,000	93,770
Tyco International Ltd.	15,325	465,880
		3,980,651

Insurance - 4.8%
ACE Ltd.	2,500	151,425
Aflac, Inc.	3,900	179,400
Allstate Corp.	4,900	319,039
AMBAC Financial Group, Inc.	800	71,256
American International Group, Inc.	20,152	1,444,092
AON Corp.	2,400	84,816
Chubb Corp.	3,100	164,021
CIncinnati Financial Corp.	1,374	62,256
Genworth Financial, Inc.	3,400	116,314
Hartford Financial Services Group, Inc.	2,400	223,944
Lincoln National Corp.	2,232	148,205
Loews Corp.	3,600	149,292
Marsh & McLennan Co.'s, Inc.	4,200	128,772
MBIA, Inc.	1,100	80,366
Metlife, Inc.	5,800	342,258
Principal Financial Group	2,100	123,270
Progressive Corp.	5,700	138,054
Prudential Financial, Inc.	3,700	317,682
Safeco Corp.	800	50,040
St. Paul Travelers Co.'s, Inc.	5,404	290,141
Torchmark Corp.	800	51,008
UnumProvident Corp.	2,400	49,872
XL Capital Ltd.	1,400	100,828
		4,786,351

Internet & Catalog Retail - 0.2%
Amazon.Com, Inc.*	2,400	94,704
IAC/InterActiveCorp*	1,700	63,172
		157,876

Internet Software & Services - 1.3%
eBay, Inc.*	9,067	272,644
Google, Inc.*	1,660	764,397
VeriSign, Inc.*	1,900	45,695
Yahoo! Inc.*	9,600	245,184
		1,327,920

IT Services - 1.1%
Affiliated Computer Services, Inc.*	1,000	48,840
Automatic Data Processing, Inc.	4,300	211,775
Cognizant Technology Solutions Corp.*	1,100	84,876
Computer Sciences Corp.*	1,400	74,718
Convergys Corp.*	900	21,402
Electronic Data Systems Corp.	4,000	110,200
Fidelity National Information Services, Inc.	1,200	48,108
First Data Corp.	6,034	153,988
Fiserv, Inc.*	1,400	73,388
Paychex, Inc.	2,550	100,827
Sabre Holdings Corp.	1,034	32,974
Unisys Corp.*	2,900	22,736
Western Union Co.	6,034	135,282
		1,119,114

EQUITY SECURITIES - Cont'd	Shares	Value
Leisure Equipment & Products - 0.2%
Brunswick Corp.	800	$25,520
Eastman Kodak Co.	2,300	59,340
Hasbro, Inc.	1,300	35,425
Mattel, Inc.	3,100	70,246
		190,531

Life Sciences - Tools & Services - 0.3%
Applera Corp. - Applied Biosystems Group	1,500	55,035
Millipore Corp.*	400	26,640
PerkinElmer, Inc.	1,100	24,453
Thermo Fisher Scientific, Inc.*	3,200	144,928
Waters Corp.*	800	39,176
		290,232

Machinery - 1.4%
Caterpillar, Inc.	5,100	312,783
Cummins, Inc.	400	47,272
Danaher Corp.	1,800	130,392
Deere & Co.	1,800	171,126
Dover Corp.	1,600	78,432
Eaton Corp.	1,200	90,168
Illinois Tool Works, Inc.	3,300	152,427
Ingersoll-Rand Co. Ltd.	2,400	93,912
ITT Corp.	1,400	79,548
Paccar, Inc.	1,925	124,933
Pall Corp.	1,000	34,550
Parker Hannifin Corp.	900	69,192
Terex Corp.*	800	51,664
		1,436,399

Media - 3.7%
CBS Corp., Class B	6,201	193,347
Clear Channel Communications, Inc.	3,800	135,052
Comcast Corp.*	16,181	684,942
DIRECTV Group, Inc.*	6,000	149,640
Dow Jones & Co., Inc.	500	19,000
E.W. Scripps Co.	700	34,958
Gannett Co., Inc.	1,800	108,828
Interpublic Group of Co.'s., Inc.*	3,511	42,975
McClatchy Co.	1	43
McGraw-Hill Co.'s, Inc.	2,700	183,654
Meredith Corp.	300	16,905
New York Times Co.	1,100	26,796
News Corp.	18,300	393,084
Omnicom Group, Inc.	1,300	135,902
Time Warner, Inc.	30,700	668,646
Tribune Co.	1,602	49,309
Univision Communications, Inc.*	2,000	70,840
Viacom, Inc., Class B*	5,401	221,603
Walt Disney Co.	16,100	551,747
		3,687,271

Metals & Mining - 0.9%
Alcoa, Inc.	6,724	201,787
Allegheny Technologies, Inc.	750	68,010
Freeport-McMoRan Copper & Gold, Inc., Class B	1,400	78,022
Newmont Mining Corp.	3,500	158,025
Nucor Corp.	2,400	131,184
Phelps Dodge Corp.	1,600	191,552
United States Steel Corp.	900	65,826
		894,406

EQUITY SECURITIES - Cont'd	Shares	Value
Multiline Retail - 1.1%
Big Lots, Inc.*	1,000	$22,920
Dillards, Inc.	300	10,491
Dollar General Corp.	2,150	34,529
Family Dollar Stores, Inc.	1,200	35,196
Federated Department Stores, Inc.	4,044	154,198
J.C. Penney Co., Inc.	1,700	131,512
Kohl's Corp.*	2,500	171,075
Nordstrom, Inc.	1,800	88,812
Sears Holdings Corp.*	629	105,628
Target Corp.	6,600	376,530
		1,130,891

Multi-Utilities - 1.1%
Ameren Corp.	1,600	85,968
Centerpoint Energy, Inc.	2,400	39,792
CMS Energy Corp.*	1,800	30,060
Consolidated Edison, Inc.	2,000	96,140
Dominion Resources, Inc.	2,716	227,709
DTE Energy Co.	1,400	67,774
KeySpan Corp.	1,400	57,652
NiSource, Inc.	2,040	49,164
PG&E Corp.	2,700	127,791
Public Service Enterprise Group, Inc.	2,000	132,760
Sempra Energy	2,100	117,684
Teco Energy, Inc.	1,800	31,014
Xcel Energy, Inc.	3,045	70,218
		1,133,726

Office Electronics - 0.1%
Xerox Corp.*	7,700	130,515

Oil, Gas & Consumable Fuels - 8.0%
Anadarko Petroleum Corp.	3,648	158,761
Apache Corp.	2,596	172,660
Chesapeake Energy Corp.	3,200	92,960
Chevron Corp.	16,868	1,240,304
ConocoPhillips	12,796	920,672
Consol Energy, Inc.	1,500	48,195
Devon Energy Corp.	3,400	228,072
El Paso Corp.	5,459	83,414
EOG Resources, Inc.	1,900	118,655
Exxon Mobil Corp.	45,278	3,469,653
Hess Corp.	2,100	104,097
Kinder Morgan, Inc.	800	84,600
Marathon Oil Corp.	2,741	253,542
Murphy Oil Corp.	1,456	74,038
Occidental Petroleum Corp.	6,600	322,278
Peabody Energy Corp.	2,000	80,820
Sunoco, Inc.	1,000	62,360
Valero Energy Corp.	4,700	240,452
Williams Co.'s, Inc.	4,700	122,764
XTO Energy, Inc.	2,866	134,845
		8,013,142

Paper & Forest Products - 0.3%
International Paper Co.	3,543	120,816
MeadWestvaco Corp.	1,400	42,084
Weyerhaeuser Co.	1,800	127,170
		290,070

EQUITY SECURITIES - Cont'd	Shares	Value
Personal Products - 0.1%
Avon Products, Inc.	3,400	$112,336
Estee Lauder Co.'s, Inc.	1,007	41,106
		153,442

Pharmaceuticals - 6.3%
Abbott Laboratories, Inc.	11,800	574,778
Allergan, Inc.	1,200	143,688
Barr Pharmaceuticals, Inc.*	900	45,108
Bristol-Myers Squibb Co.	15,400	405,328
Eli Lilly & Co.	7,700	401,170
Forest Laboratories, Inc.*	2,500	126,500
Johnson & Johnson	22,532	1,487,562
King Pharmaceuticals, Inc.*	1,800	28,656
Merck & Co., Inc.	16,800	732,480
Mylan Laboratories, Inc.	1,600	31,936
Pfizer, Inc.	55,942	1,448,898
Schering-Plough Corp.	11,600	274,224
Watson Pharmaceutical, Inc.*	900	23,427
Wyeth	10,500	534,660
		6,258,415

Real Estate Investment Trusts - 1.1%
Apartment Investment & Management Co.	800	44,816
Archstone-Smith Trust	1,600	93,136
Boston Properties, Inc.	900	100,692
Equity Office Properties Trust	2,600	125,242
Equity Residential Properties Trust	2,200	111,650
Kimco Realty Corp.	1,700	76,415
Plum Creek Timber Co., Inc.	1,400	55,790
ProLogis	1,900	115,463
Public Storage, Inc.	900	87,750
Simon Property Group, Inc.	1,700	172,193
Vornado Realty Trust	1,000	121,500
		1,104,647

Real Estate Management & Development - 0.1%
CB Richard Ellis Group, Inc.*	1,400	46,480
Realogy Corp.*	1,490	45,177
		91,657

Road & Rail - 0.7%
Burlington Northern Santa Fe Corp.	2,800	206,668
CSX Corp.	3,300	113,619
Norfolk Southern Corp.	3,100	155,899
Ryder System, Inc.	500	25,530
Union Pacific Corp.	2,100	193,242
		694,958

Semiconductors & Semiconductor Equipment - 2.4%
Advanced Micro Devices, Inc.*	4,227	86,019
Altera Corp.*	2,800	55,104
Analog Devices, Inc.	2,600	85,462
Applied Materials, Inc.	10,800	199,260
Broadcom Corp.*	3,750	121,163
Intel Corp.	44,600	903,150
KLA-Tencor Corp.	1,600	79,600
Linear Technology Corp.	2,300	69,736
LSI Logic Corp.*	3,500	31,500
Maxim Integrated Products, Inc.	2,472	75,693
Micron Technology, Inc.*	5,500	76,780

EQUITY SECURITIES - Cont'd	Shares	Value
Semiconductors & Semiconductor Equipment - Cont'd
National Semiconductor Corp.	2,400	$54,480
Novellus Systems, Inc.*	800	27,536
Nvidia Corp.*	2,600	96,226
PMC - Sierra, Inc.*	1,600	10,736
Teradyne, Inc.*	1,300	19,448
Texas Instruments, Inc.	11,600	334,080
Xilinx, Inc.	2,700	64,287
		2,390,260

Software - 3.3%
Adobe Systems, Inc.*	4,500	185,040
Autodesk, Inc.*	1,900	76,874
BMC Software, Inc.*	1,500	48,300
CA, Inc.		3,200	72,480
Citrix Systems, Inc.*	1,500	40,575
Compuware Corp.*	3,000	24,990
Electronic Arts, Inc.*	2,400	120,864
Intuit, Inc.*	2,600	79,326
Microsoft Corp.	66,900	1,997,634
Novell, Inc.*	2,500	15,500
Oracle Corp.*	30,922	530,003
Symantec Corp.*	7,021	146,388
		3,337,974

Specialty Retail - 2.0%
Autonation, Inc.*	1,294	27,588
Autozone, Inc.*	400	46,224
Bed Bath & Beyond, Inc.*	2,100	80,010
Best Buy Co., Inc.	3,050	150,030
Circuit City Stores, Inc.	1,200	22,776
Gap, Inc.	4,200	81,900
Home Depot, Inc.	15,900	638,544
Limited Brands, Inc.	2,681	77,588
Lowe's Co.'s, Inc.	11,800	367,570
Office Depot, Inc.*	2,200	83,974
OfficeMax, Inc.	500	24,825
RadioShack Corp.	1,200	20,136
Sherwin-Williams Co.	900	57,222
Staples, Inc.	5,500	146,850
Tiffany & Co.	900	35,316
TJX Co.'s, Inc.	3,600	102,672
		1,963,225

Textiles, Apparel & Luxury Goods - 0.4%
Coach, Inc.*	2,900	124,584
Jones Apparel Group, Inc.	800	26,744
Liz Claiborne, Inc.	800	34,768
Nike, Inc., Class B	1,500	148,545
VF Corp.	700	57,456
		392,097

Thrifts & Mortgage Finance - 1.5%
Countrywide Financial Corp.	4,823	204,736
Fannie Mae	7,600	451,364
Freddie Mac	5,400	366,660
MGIC Investment Corp.	700	43,778
Sovereign Bancorp, Inc.	2,745	69,696
Washington Mutual, Inc.	7,296	331,895
		1,468,129

EQUITY SECURITIES - Cont'd	Shares	Value
Tobacco - 1.6%
Altria Group, Inc.	16,300	$1,398,866
Reynolds American, Inc.	1,300	85,111
UST, Inc.	1,300	75,660
		1,559,637

Trading Companies & Distributors - 0.0%
W.W. Grainger, Inc.	600	41,964

Wireless Telecommunication Services - 0.6%
Alltel Corp.	2,900	175,392
Sprint Nextel Corp.	22,562	426,196
		601,588

Total Equity Securities (Cost $88,124,579)		98,690,526

Money Market Funds - 0.4%
AIM STIT STIC Prime Fund	420,444	420,444
Federated Prime Obligations Fund	16	16

Total Money Market Funds (Cost $420,460)		420,460

	Principal
U.S. Treasury - 0.6%	Amount
United States Treasury Bills, 3/8/07#	$645,000	639,289

Total U.S. Treasury (Cost $639,289)		639,289

TOTAL INVESTMENTS (Cost $89,184,328) - 99.9%		99,750,275
Other assets and liabilities, net - 0.1%		81,264
Net Assets - 100%		$99,831,539

Net Assets Consist of:
Paid-in capital applicable to 652,676 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$121,834,970
Undistributed net investment Income		175,870
Accumulated net realized gain (loss) on investments		(32,746,534)
Net unrealized appreciation (depreciation) on investments		10,567,233

Net Assets		$99,831,539

Net Asset Value Per Share		$152.96

			Underlying	Unrealized
	Number of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
E-mini S&P 500#	19	3/07	$1,356,980	$1,286

*    Non-Income producing security.

#    Futures collateralized by 645,000 units of U.S. Treasury Bills.

See notes to financial statements.

Index 500 Portfolio
Statement of Operations
Year Ended December 31, 2006

Net Investment Income
Investment Income:
Dividend Income	$1,876,603
Interest Income	71,536
Total investment Income	1,948,139

Expenses:
Investment advisory fee	238,192
Transfer agent fees and expenses	2,309
Accounting fees	15,408
Directors' fees and expenses	12,345
Administrative fees	50,588
Custodian fees	69,835
Reports to shareholders	29,556
Professional fees	21,556
Miscellaneous	12,636
Total expenses	452,425
Reimbursement from Advisor	(68,489)
Fees paid indirectly	(6,799)
Net expenses	377,137

Net Investment Income	1,571,002

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(1,528,120)
Futures	82,318
(1,445,802)

Change in unrealized appreciation (depreciation) on:
Investments	13,990,997
Futures	31,454
14,022,451

Net Realized and Unrealized Gain
(Loss)	12,576,649

Increase (Decrease) in Net Assets
Resulting From Operations	$14,147,651

See notes to financial statements.

Index 500 Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment Income	$1,571,002	$1,613,423
Net realized gain (loss) on investments	(1,445,802)	(2,810,545)
Change in unrealized appreciation (depreciation)	14,022,451	5,687,626

Increase (Decrease) in Net Assets
Resulting From Operations	$14,147,651	4,490,504

Distributions to shareholders from:
Net investment Income	(1,566,676)	(1,621,803)

Capital share transactions:
Shares sold	7,821,001	9,823,161
Reinvestment of distributions	1,566,674	1,621,803
Shares redeemed	(25,445,224)	(29,148,752)
Total capital share transactions	(16,057,549)	(17,703,788)

Total Increase (Decrease) in Net Assets	(3,476,574)	(14,835,087)

Net Assets
Beginning of year	103,308,113	118,143,200
End of year (Including undistributed net investment Income
of $175,870 and $182,781, respectively)	$99,831,539	$103,308,113

Capital Share Activity
Shares sold	56,077	75,283
Reinvestment of distributions	10,196	11,982
Shares redeemed	(180,650)	(223,350)
Total capital share activity	(114,377)	(136,085)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Index 500 Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2006 no securities were fair valued under the direction of the Board of Directors.

Futures Contracts: The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may Include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may Include proceeds from litigation. Dividend Income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest Income, which Includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment Income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with Income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect Income and gains available for distribution under Income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of Income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal Income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

NOTE B -- RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. ("the Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company ("UNIFI"). Prior to November 18, 2006, Ameritas Investment Corp. served as the Advisor. Ameritas Investment Corp. is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company. ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by UNIFI.

The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .24% of the Portfolio's average daily net assets. Under the terms of the agreement, $20,431 was payable at year end. In addition, $8,712, was payable at year end for operating expenses paid by the Advisor during December 2006.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2007. The contractual expense cap is .38%. For the purpose of this expense limit, operating expenses do not Include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement. Under the terms of the agreement, $4,426 was receivable from the Advisor at year end.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets (prior to November 18, 2006, .05% of the Portfolio's average daily net assets or a minimum of $50,000). Under the terms of the agreement, $4,256 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 ($15,000 prior to January 1, 2006) for Directors not serving on other Calvert Fund Boards, $8,000 ($4,000 prior to January 1, 2006) for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $4,951,303 and $20,732,121, respectively.

The cost of investments owned at December 31, 2006 for federal Income tax purposes was $97,376,379. Net unrealized appreciation aggregated $2,373,896, of which $24,167,564 related to appreciated securities and $21,793,668 related to depreciated securities. Net realized capital loss carryforwards for federal Income tax purposes of $4,509,591, $12,775,077, $2,110,080, $960,576, $2,529,937 and $1,667,935 at December 31, 2006 may be utilized to offset future capital gains until expiration in December 2009, December 2010, December 2011, December 2012, December 2013, and December 2014, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

	2006	2005
Distributions paid from:
Ordinary Income	$1,566,676	$1,621,803
Total	$1,566,676	$1,621,803

As of December 31, 2006 the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed Income	$175,870
Capital loss carryforward	($24,553,196)
Unrealized appreciation (depreciation)	2,373,896
Total	($22,003,430)

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect Income and gains available for distributions (or available capital loss carryforwards, as applicable) under Income tax law and regulations. The primary permanent difference causing such reclassifications is due to the tax treatment of real estate investment trusts.

Undistributed net investment Income	($11,237)
Accumulated net realized gain (loss)	11,237

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales and the treatment of open futures and real estate investment trusts for federal tax purposes.

Tax Information (Unaudited)

For corporate shareholders of Index 500 Portfolio, 100% of the ordinary distributions paid during the taxable year ended December 31, 2006 qualify for the corporate dividends received deduction.

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Index 500 Portfolio	2006	2005	2004
Net asset value, beginning	$134.68	$130.81	$120.38
Income from investment operations
Net investment Income	2.48	2.16	2.15
Net realized and unrealized gain (loss)	18.23	3.84	10.50
Total from investment operations	20.71	6.00	12.65
Distributions from
Net investment Income	(2.43)	(2.13)	(2.22)
Total distributions	(2.43)	(2.13)	(2.22)
Total Increase (decrease) in net asset value	18.28	3.87	10.43
Net asset value, ending	$152.96	$134.68	$130.81

Total return*	15.37%	4.58%	10.50%
Ratios to average net assets:A
Net investment Income	1.58%	1.49%	1.63%
Total expenses	.46%	.49%	.53%
Expenses before offsets	.39%	.38%	.40%
Net expenses	.38%	.38%	.38%
Portfolio turnover	5%	5%	4%
Net assets, ending (in thousands)	$99,832	$103,308	$118,143

	Years Ended
	December 31,	December 31,
Index 500 Portfolio	2003	2002
Net asset value, beginning	$95.07	$124.30
Income from investment operations
Net investment Income	1.47	1.45
Net realized and unrealized gain (loss)	25.38	(29.16)
Total from investment operations	26.85	(27.71)
Distributions from
Net investment Income	(1.54)	(1.52)
Total distributions	(1.54)	(1.52)
Total Increase (decrease) in net asset value	25.31	(29.23)
Net asset value, ending	$120.38	$95.07

Total return*	28.24%	(22.29%)
Ratios to average net assets:A
Net investment Income	1.40%	1.22%
Total expenses	.46%	.48%
Expenses before offsets	.38%	.39%
Net expenses	.38%	.38%
Portfolio turnover	6%	9%
Net assets, ending (in thousands)	$119,370	$95,894

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

*      Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets Include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically Include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, Including each security's market value on the last day of the reporting period. The Statement of Net Assets Includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment Income earned and expenses Incurred in operating the fund. Investment Income Includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses Incurred in operating the fund Include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the Increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment Income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions Include distributions from net investment Income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend Income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting Disclosure

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on September 14, 2006, the Board of Directors, and by a separate vote, the disinterested Directors, initially approved the Investment Advisory Agreement between the Portfolio and Calvert Asset Management Company, Inc. ("CAMCO") and the Investment Subadvisory Agreement between CAMCO and the Subadvisor with respect to the Portfolio.

At the September 14, 2006 meeting of the Board, the Board accepted the resignation of AIC as investment adviser to the Portfolio, and approved the selection of CAMCO as the new investment adviser. In this connection, the Board determined that the change was in the best interests of the Portfolio and its shareholders, recognizing CAMCO's long-standing presence in the investment management arena and its depth of experience in managing mutual funds, Including taking into account the Board's familiarity with CAMCO with respect to its management of the Fund's Calvert Portfolios. In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to CAMCO. The disinterested Directors reviewed a report prepared by CAMCO regarding various services to be provided to the Portfolio by CAMCO as the investment adviser. Such report Included, among other data, information regarding CAMCO's personnel and CAMCO's revenue.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the approval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed change of investment adviser and approval of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in a private session with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services to be provided by CAMCO, Including the investment management staffing and the portfolio managers' experience and qualifications; the investment performance of the other mutual funds for which CAMCO currently acted as investment adviser; CAMCO's financial condition; the level and method of computing the Portfolio's advisory fee, Including the fact that the advisory fee would not Increase under the Investment Advisory Agreement; the profitability of the Calvert Group of Funds to CAMCO as the investment adviser; the direct and indirect benefits, if any, to be derived by CAMCO from its relationship with the Portfolio; CAMCO's compliance programs and policies; CAMCO's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by CAMCO under the Investment Advisory Agreement, the Board reviewed information provided by CAMCO relating to its operations and personnel, Including, among other information, biographical information on CAMCO's investment, supervisory and professional staff, and descriptions of its organizational and management structure. The Board also took into account its familiarity with management through Board of Directors' meetings, discussions and other reports with respect to the Fund's Calvert Portfolios. The Board considered CAMCO's management style and its performance in overseeing subadvisors, as well as its current level of staffing and overall resources. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by CAMCO under the Investment Advisory Agreement.

The Board reviewed management's proposal and reasons for recommending the Investment Advisory Agreement, as summarized above. The Board also took into account CAMCO's discussion of the Portfolio's performance (which Included a review of the current one-, three-, and five-year and since Inception total investment performance, on both a gross and net basis, of the Portfolio, and a comparison of this information to the performance of the Portfolio's benchmark; the median performance of the Portfolio's "peer group" as categorized by Lipper, Inc. ("Lipper"); and the one-, three-, and five-year Lipper "ranking" within the Portfolio's peer group on a numeric percentile and quartile ranking basis). The Board noted that, as of June 30, 2006, the Portfolio had underperformed its benchmark and was within the median of its peer group for the one-, three, and five-year periods and for the period since Inception. The Board also took into account additional comparative information relating to the performance of the Portfolio that it received at its quarterly meetings, as well as information comparing the Portfolio's performance and expenses with comparable mutual funds that it received in connection with its annual contract renewal considerations. The Board also took into account the fact that the Portfolio's current expense limitations would remain in effect. The Board also noted management's discussion of the opportunity for potential economies of scale as a result of CAMCO managing all of the Portfolios of the Fund.

In approving the Investment Advisory Agreement, the Board, Including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors considered information relating to the Subadvisor's operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided performance information for itself and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices. In this regard, the Board took into account information provided periodically throughout the previous year by the Subadvisor, as well as the Board's familiarity with the Subadvisor's management through Board of Directors' meetings, discussions and other reports.

The Board approved the Investment Subadvisory Agreement between CAMCO and the Subadvisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, Including those related to personal investing; and any disciplinary history. In addition, the Board considered certain information received in connection with its annual contract renewal considerations. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's current one-, three-, and five-year and since Inception total investment performance, on both a gross and net basis, and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted CAMCO's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the subadvisors to the Fund's Calvert Portfolios.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement would be paid by CAMCO out of the advisory fee that CAMCO would receive under the Investment Advisory Agreement and also noted that the subadvisory fee to be paid under the Investment Subadvisory Agreement was identical to that paid under the existing investment subadvisory agreement between AIC and the Subadvisor. The Board also relied on the ability of management to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. Based upon its review, the Board determined that the subadvisory fee was reasonable. For each of the above reasons, the profitability to the Subadvisor of its relationship with the Portfolio was not a material factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration.

In approving the Investment Subadvisory Agreement, the Board, Including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) CAMCO had demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor was qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objectives and policies; (c) CAMCO and the Subadvisor maintained appropriate compliance programs; (d) the Subadvisor was likely to execute its investment strategies consistently over time; (e) performance of the Portfolio was satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio's advisory and subadvisory fees were reasonable in relation to those of similar funds and to the services to be provided by CAMCO and the Subadvisor. Based on its conclusions, the Board determined that approval of the Investment Advisory Agreement and the Investment Subadvisory Agreement was in the interests of the Portfolio and its shareholders.

Director and Officer Information Table

			# of Calvert
	Position	Position	Portfolios		Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Age	Fund	Date	During Last 5 Years		(Not Applicable to Officers)
DISINTERESTED DIRECTORS

FRANK H. BLATZ, JR., Esq. AGE: 71	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	26
ALICE GRESHAM AGE: 56	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	14	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 61	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 60	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	14	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH AGE: 69	Director	1982	Retired executive.	26	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 54	Director & Chairperson	1997	President, Chief Executive Officer and Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
WILLIAM LESTER AGE: 49	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	14
OFFICERS
KAREN BECKER AGE: 54	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 48	Assistant Vice President and Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 42	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 38	Assistant Vice President and Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.
STEVEN A. FALCI AGE: 47	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2003, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 33	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 57	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 56	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 42	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 36	Assistant Vice President and Assistant Secretary	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2002, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
JANE B. MAXWELL, Esq. AGE: 54	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
ANDREW K. NIEBLER, Esq. AGE: 39	Assistant Secretary	2006	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton for 7 years.
CATHERINE P. ROY AGE: 51	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 59	Vice President and Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 54	Treasurer	1982	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 45	Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

A special meeting was held on November 17, 2006 by the Ameritas Portfolios of Calvert Variable Series, Inc. for the purpose of approving a new Investment Advisory Agreement with Calvert Asset Management Company, Inc. The voting results were as follows:

Portfolio	For	Against	Abstain
Ameritas Income & Growth	10,619,225.054	218,682.882	437,485.561
Ameritas Small Capitalization	1,137,835.011	21,944.056	60,359.101
Ameritas MidCap Growth	1,771,362.840	72,412.409	73,225.090
Ameritas Core Strategies	3,565,719.774	57,107.453	138,536.011
Ameritas Index 500	604,906.110	17,566.695	37,923.119
Ameritas Money Market	80,065,548.093	666,085.051	4,621,919.021
Ameritas Focused MidCap Value	2,214,377.621	37,834.980	121,793.151
Ameritas Small Company Equity	906,164.519	3,087.817	26,956.287


Ameritas
Midcap Growth
Portfolio
Portfolio within Calvert Variable Series, Inc.

Annual Report

December 31, 2006

Ameritas

A UNIFI Company

Ameritas Midcap Growth Portfolio
Portfolio within Calvert Variable Series, Inc.

Annual Report, December 31, 2006

3	Portfolio Manager Remarks
5	Shareholder Expense Example
6	Report of Independent Registered Public Accounting Firm
7	Statement of Net Assets
11	Statement of Operations
12	Statements of Changes in Net Assets
13	Notes to Financial Statements
17	Financial Highlights
18	Explanation of Financial Tables
19	Proxy Voting and Availability of Quarterly Portfolio Holdings
20	Basis for Board's Approval of Investment Advisory Contract
22	Director and Officer Information Table

Ameritas Midcap Growth Portfolio
Portfolio within Calvert Variable Series, Inc.
Managed by Fred Alger Management, Inc.

A word from portfolio management:

Fund Performance

Ameritas MidCap Growth Portfolio returned 9.25% during the 12-month period ended December 31, 2006, versus 10.66% for the Russell MidCap Growth Index and 11.02% for the Lipper Mid-Cap Growth Fund Index over the same time period.

Midcap Growth Portfolio1
Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.06)

One year	9.25%
Five year	7.31%
Since Inception (11.1.99)	8.65%

1   Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

Markets & Investment Climate

At the beginning of 2006, we noted that the equity markets appeared to be undervalued. And despite a year which Included record highs for the Dow Jones Industrial Average (up nearly 20%), and very solid returns for the S&P 500 Index and NASDAQ Stock Market, that remains our view.

The S&P 500, a widely recognized broad market measure, went from 1,248 on December 31, 2005 to 1,418 on December 31, 2006, a gain of nearly 14%, while the price-to-earnings ratio barely expanded on earnings of approximately $86 per share. We note growth stocks had an unusual year, one that indicates healthy skepticism in the market, not overexuberance. In particular, the slowest-growing companies within the growth-stock universe significantly outperformed the fastest growing companies, driving the return of the S&P 500 Index higher. This gap in stock performance versus the fundamental performance of the companies themselves supports our view that the markets can do very well in 2007 and beyond. With earnings for the S&P 500 estimated at about $91 for 2007 (which we believe is more likely to be on the low end rather than on the high), we believe the S&P 500 Index may reach 1,800 by the end of 2007.

Mid-cap stocks in general ended the year slightly below large-cap stocks, with returns of 15.26% and 15.46%, respectively. However, small-cap stocks edged out both with a return of 18.37%.1

Investment Strategy

Over the past year, underperformance in the Consumer Discretionary, Telecommunications Services and Health Care sectors hampered the Portfolio's performance relative to the Russell MidCap Growth Index. However, solid security selection made positive contributions in the Consumer Staples, Financials and Industrials sectors. At the stock level, Terex Corp., Nintendo Co. Ltd. (ADS), NII Holdings Inc., Allscripts Healthcare Solutions Inc. and International Securities Exchange Holdings Inc. were top contributors during the 12-month period. Conversely, positions in XM Satellite Radio Holdings Inc., Netflix Inc., Rambus Inc., Marvell Technology Group Ltd. and Hexcel Corp. were the biggest detractors from performance.

Overall, the Portfolio's growth orientation detracted from performance. The Russell MidCap Growth Index underperformed the Russell MidCap Value Index by nearly 10 percentage points in 2006.2 Yet our management of the Portfolio remained unchanged during the year: a research-intensive, bottom-up approach focusing on rapidly growing stocks.

Outlook

We believe that the U.S. equity markets still have room to grow. We have predicted that for each of the past four years and were proven correct. This is not blind bullishness, nor is it necessarily optimism about the U.S. economy, because enough issues and imbalances exist to keep any such optimism in check. Instead, our stance is based upon an unvarnished read of what the companies we follow are doing. In our view, this is a golden period for the capital markets and for companies engaged in global business.

Barring external shocks such as a sharp uptick in inflation, or a resurgence in energy prices, we are confident that the markets and the economy are more healthy than not and offer more opportunities than risks. We are also confident that the year ahead will be as noisy and confusing as the year past. We live in a time when old patterns and simple theories are Increasingly less useful. So for 2007, we will stick to examining the specific fundamentals of each company we consider for investment. In a world filled with unknowns, this process has proven to be a reliable guide for identifying attractive stocks for the Portfolio.

Economic Sectors	% of Total Investments
Consumer Discretionary	22.9%
Consumer Staples	1.4%
Energy	9.2%
Financials	9.2%
Health Care	14.3%
Industrials	12.9%
Information Technology	21.5%
Materials	4.4%
Telecommunications Services	1.9%
U.S. Government Agency Obligations	0.8%
Utilities	1.5%
Total	100%

1   Mid-cap stocks are represented by the Russell MidCap Index, large-cap stocks are represented by the Russell 1000® Index, small-caps by the Russell 2000® Index.

2   The Russell MidCap Growth Index returned 10.66% and the Russell MidCap Value Index returned 20.22% for the year ended December 31, 2006.

As of December 31, 2006, the following companies represented the following percentages of Portfolio net assets: Terex Corp. 1.42%, Nintendo Co. 1.66%, NII Holdings 0.99%, Allscripts Healthcare Solutions 1.37%, International Securities Exchange Holdings 0.47%, XM Satellite Radio Holdings 1.17%, Netflix 1.91%, Rambus Inc. 0.00%, Marvell Technology Group 0.00%, and Hexcel Corp 0.00%. All holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you Incur two types of costs: (1) transaction costs, and (2) ongoing costs, Including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were Included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/06	12/31/06	7/1/06 - 12/31/06
Actual	$1,000.00	$1,088.40	$4.95
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.47	$4.79

*   Expenses are equal to the Fund's annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Ameritas Mid-Cap Growth Portfolio:

We have audited the accompanying statement of net assets of the Ameritas Mid-Cap Growth Portfolio, a series of Calvert Variable Series, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit Includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures Included confirmation of securities owned as of December 31, 2006, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also Includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Ameritas Mid-Cap Growth Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 23, 2007

Midcap Growth Portfolio
Statement of Net assets
December 31, 2006
Equity Securities - 99.7%	Shares	Value
Aerospace & Defense - 3.1%
Armor Holdings, Inc.*	18,400	$1,009,240
BE Aerospace, Inc.*	18,700	480,216
L-3 Communications Holdings, Inc.	9,100	744,198
		2,233,654

Auto Components - 0.8%
Tenneco. Inc.*	22,850	564,852

Biotechnology - 2.1%
Cephalon, Inc.*	7,850	552,718
Metabolix, Inc.*	18,800	356,072
United Therapeutics Corp.*	11,350	617,099
		1,525,889

Capital Markets - 5.7%
Affiliated Managers Group, Inc.*	7,250	762,192
Lazard Ltd.	45,150	2,137,401
TD Ameritrade Holding Corp.	44,450	719,201
Waddell & Reed Financial, Inc.	20,650	564,984
		4,183,778

Commercial Services & Supplies - 2.6%
Allied Waste Industries, Inc.*	93,600	1,150,344
IHS, Inc.*	8,900	351,372
TeleTech Holdings, Inc.*	16,000	382,080
		1,883,796

Communications Equipment - 3.2%
Juniper Networks, Inc.*	28,200	534,108
Research In Motion Ltd.*	11,001	1,405,708
Tellabs, Inc.*	36,100	370,386
		2,310,202

Diversified Consumer Services - 2.0%
Sotheby's	46,850	1,453,287

Diversified Financial Services - 1.5%
IntercontinentalExchange, Inc.*	6,900	744,510
International Securities Exchange, Inc.	7,250	339,227
		1,083,737

Electrical Equipment - 1.8%
Roper Industries, Inc.	18,550	931,952
Suntech Power Holdings Co. Ltd. (ADR)*	10,250	348,602
		1,280,554

Electronic Equipment & Instruments - 0.7%
Dolby Laboratories, Inc.*	6,400	198,528
SunPower Corp.*	8,800	327,096
		525,624

Energy Equipment & Services - 5.4%
BJ Services Co.	22,800	668,496
Cameron International Corp.*	13,250	702,913
Nabors Industries Ltd.*	11,300	336,514

Equity Securities - Cont'd	Shares	Value
Energy Equipment & Services - Cont'd
National Oilwell Varco, Inc.*	21,950	$1,342,901
Patterson-UTI Energy, Inc.	21,900	508,737
TODCO*	10,000	341,700
		3,901,261

Food & Staples Retailing - 0.7%
Whole Foods Market, Inc.	11,550	542,042

Health Care Equipment & Supplies - 0.5%
Mentor Corp.	7,300	356,751

Health Care Providers & Services - 7.1%
Brookdale Senior Living, Inc.	18,200	873,600
Health Management Associates, Inc.	73,550	1,552,641
Health Net, Inc.*	15,950	776,127
Psychiatric Solutions, Inc.*	25,250	947,380
Quest Diagnostics, Inc.	19,700	1,044,100
		5,193,848

Health Care Technology - 1.4%
Allscripts Healthcare Solutions, Inc.*	37,100	1,001,329

Hotels, Restaurants & Leisure - 8.0%
Cheesecake Factory, Inc.*	44,350	1,091,010
International Game Technology	19,850	917,070
Melco PBL Entertainment (Macau) Ltd. (ADR)*	3,500	74,410
Orient-Express Hotels Ltd.	21,400	1,012,648
Royal Caribbean Cruises Ltd.	17,550	726,219
Scientific Games Corp.*	21,450	648,434
Vail Resorts, Inc.*	14,350	643,167
Wyndham Worldwide Corp.*	23,500	752,470
		5,865,428

Household Durables - 1.9%
Garmin Ltd.	11,450	637,307
Sony Corp. (ADR)	17,100	732,393
		1,369,700

Industrial Conglomerates - 2.9%
McDermott International, Inc.*	20,425	1,038,816
Textron, Inc.	11,400	1,068,978
		2,107,794

Internet & Catalog Retail - 2.4%
Netflix, Inc.*	53,750	1,389,975
Shutterfly, Inc.*	25,400	365,760
		1,755,735

Internet Software & Services - 0.8%
CNET Networks, Inc.*	38,900	353,601
DealerTrack Holdings, Inc.*	8,800	258,896
		612,497

IT Services - 1.3%
Isilon Systems, Inc.*	6,800	187,680
Satyam Computer Services, Ltd. (ADR)	16,100	386,561
VeriFone Holdings, Inc.*	11,150	394,710
		968,951

Life Sciences - Tools & Services - 0.5%
Illumina, Inc.*	9,100	357,721

Equity Securities - Cont'd	Shares	Value
Machinery - 2.7%
ITT Corp.	6,550	$372,171
Manitowoc Co., Inc.	9,400	558,642
Terex Corp.*	16,000	1,033,280
		1,964,093

Media - 5.0%
DreamWorks Animation SKG, Inc.*	37,600	1,108,824
Focus Media Holding Ltd. (ADR)*	16,541	1,098,157
Lamar Advertising Co.*	4,750	310,602
Regal Entertainment Group	13,500	287,820
XM Satellite Radio Holdings, Inc.*	59,050	853,273
		3,658,676

Metals & Mining - 4.4%
First Quantum Minerals Ltd.	6,850	368,833
Freeport-McMoRan Copper & Gold, Inc., Class B	6,300	351,099
Goldcorp, Inc.	31,900	907,236
Southern Copper Corp.	6,550	352,979
Yamana Gold, Inc.	95,450	1,258,031
		3,238,178

Multi-Utilities - 1.5%
Veolia Environment (ADR)	14,850	1,117,611

Oil, Gas & Consumable Fuels - 3.8%
Denbury Resources, Inc.*	30,550	848,985
Paladin Resources Ltd.*	82,700	566,495
Petrobank Energy & Resources Ltd.*	49,700	755,692
SXR Uranium One, Inc.*	44,950	617,127
		2,788,299

Personal Products - 0.6%
Bare Escentuals, Inc.*	15,150	470,711

Pharmaceuticals - 2.8%
Barr Pharmaceuticals, Inc.*	14,400	721,728
Endo Pharmaceuticals Holdings, Inc.*	12,450	343,371
Sepracor, Inc.*	15,950	982,201
		2,047,300

Real Estate Management & Development - 1.4%
Jones Lang LaSalle, Inc.	11,200	1,032,304

Semiconductors & Semiconductor Equipment - 9.0%
Altera Corp.*	18,050	355,224
Atheros Communications, Inc.*	24,350	519,142
MEMC Electronic Materials, Inc.*	43,500	1,702,590
Sirf Technology Holdings, Inc.*	28,350	723,492
STMicroelectronics NV	18,050	332,120
Tessera Technologies, Inc.*	41,150	1,659,991
Trident Microsystems, Inc.*	67,600	1,228,968
		6,521,527

Software - 6.6%
Activision, Inc.*	65,400	1,127,496
NAVTEQ Corp.*	10,300	360,191
Net 1 UEPS Technologies, Inc.*	38,750	1,145,450
Nintendo Co. Ltd. (ADR)	37,400	1,209,890
TIBCO Software, Inc.*	99,000	934,560
		4,777,587

Equity Securities - Cont'd	Shares	Value
Specialty Retail - 2.2%
GameStop Corp.*	16,401	$903,859
PetSmart, Inc.	24,850	717,171
		1,621,030

Textiles, Apparel & Luxury Goods - 0.7%
Iconix Brand Group, Inc.*	24,800	480,872

Thrifts & Mortgage Finance - 0.6%
Hudson City Bancorp, Inc.	33,250	461,510

Wireless Telecommunication Services - 2.0%
NII Holdings, Inc.*	11,200	721,728
SBA Communications Corp.*	25,250	694,375
		1,416,103

Total Equity Securities (Cost $67,532,023)		72,674,231
	Principal
	Amount	Value
U.S. Government and Instrumentalities - 0.8%
Federal Farm Credit Bank Discount Notes, 1/8/07	$400,000	399,602
Federal Home Loan Bank Discount Notes, 1/4/07	200,000	199,914

Total U.S. Government Agencies and Instrumentalities (Cost $599,516)		599,516

TOTAL INVESTMENTS (Cost $68,131,539) - 100.5%		73,273,747
Other assets and liabilities, net - (0.5%)		(390,451)
Net Assets - 100%		$72,883,296

Net Assets Consist Of:
Paid-in capital applicable to 2,026,555 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$64,351,695
Accumulated net realized gain (loss) on investments and foreign currency transactions		3,389,393
Net unrealized appreciation (depreciation) on investments		5,142,208

Net Assets		$72,883,296

Net Asset Value Per Share		$35.96

*   Non-Income producing security.

Abbreviations:

ADR: American Depositary Receipt

See notes to financial statements.

Midcap Growth Portfolio
Statement of Operations
Year Ended December 31, 2006

Net Investment Income
Investment Income:
Dividend Income (net of foreign taxes withheld of $4,157)	$308,523
Interest Income	104,550
Total investment Income	413,073

Expenses:
Investment advisory fee	590,951
Transfer agent fees and expenses	2,250
Accounting fees	11,540
Directors' fees and expenses	9,368
Administrative fees	48,363
Custodian fees	45,899
Reports to shareholders	24,546
Professional fees	20,585
Miscellaneous	8,715
Total expenses	762,217
Reimbursement from Advisor	(58,507)
Fees paid indirectly	(9,343)
Net expenses	694,367

Net Investment Income (Loss)	(281,294)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	9,290,799
Foreign currency transactions	15
9,290,814

Change in unrealized appreciation (depreciation):
Investments	(2,609,076)
Assets and liabilities denominated in foreign currencies	22
(2,609,054)

Net Realized and Unrealized Gain
(Loss)	6,681,760

Increase (Decrease) in Net Assets
Resulting From Operations	$6,400,466

See notes to financial statements.

Midcap Growth Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment Income (loss)	($281,294)	($208,060)
Net realized gain (loss) on investments	9,290,814	8,851,601
Change in unrealized appreciation or (depreciation)	(2,609,054)	(958,566)

Increase (Decrease) in Net Assets
Resulting From Operations	6,400,466	7,684,975

Distributions to shareholders
From capital gains	(8,096,829)	(5,272,723)

Capital share transactions:
Shares sold	5,008,859	6,307,652
Shares reinvested	8,096,830	5,272,731
Shares redeemed	(14,741,891)	(13,644,481)
Total capital share transactions	(1,636,202)	(2,064,098)

Total Increase (Decrease) in Net Assets	(3,332,565)	348,154

Net Assets
Beginning of year	76,215,861	75,867,707
End of year	$72,883,296	$76,215,861

Capital Share Activity
Shares sold	130,622	172,192
Shares reinvested	224,041	141,816
Shares redeemed	(388,092)	(378,379)
Total capital share activity	(33,429)	(64,371)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas MidCap Growth Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the Principal market in which such securities are normally traded. If events occur after the close of the Principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2006, no securities were fair valued under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may Include proceeds from litigation. Dividend Income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest Income, which Includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, Income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is Included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment Income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with Income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect Income and gains available for distribution under Income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of Income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal Income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

NOTE B -- RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company ("UNIFI"). Prior to November 18, 2006, Ameritas Investment Corp. served as the Advisor. Ameritas Investment Corp. is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company. ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by UNIFI.

The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .80% of the Portfolio's average daily net assets. Under the terms of the agreement, $49,812 was payable at year end. In addition, $2,675 was payable at year end for operating expenses paid by the Advisor during December 2006.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2007. The contractual expense cap is .94%. For the purpose of this expense limit, operating expenses do not Include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets (prior to November 18, 2006, .05% of the Portfolio's average daily net assets or a minimum of $50,000). Under the terms of the agreement, $3,113 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 ($15,000 prior to January 1, 2006) for Directors not serving on other Calvert Fund Boards, $8,000 ($4,000 prior to January 1, 2006) for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $210,861,897 and $218,957,358, respectively.

The cost of investments owned at December 31, 2006 for federal Income tax purposes was $69,084,167. Net unrealized appreciation aggregated $4,189,580, of which $5,624,373 related to appreciated securities and $1,434,793 related to depreciated securities.

The tax character of dividends and distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

	2006	2005
Distributions paid from:
Ordinary Income	$4,621,977	$4,257,427
Long term capital gain	3,474,852	1,015,296
Total	$8,096,829	$5,272,723

As of December 31, 2006 the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary Income	$1,890,745
Undistributed long term capital gain	2,451,277
Unrealized appreciation (depreciation)	4,189,580
Total	$8,531,602

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect Income and gains available for distributions (or available capital loss carryforwards, as applicable) under Income tax law and regulations. The primary permanent difference causing such reclassifications is due to the treatment of net operating losses and foreign currency transactions.

Undistributed net investment Income	$281,294
Accumulated net realized gain (loss)	(281,294)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is Incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2006. For the year ended December 31, 2006, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$30,332	5.66%	$1,383,768	June 2006

Tax Information (Unaudited)

MidCap Growth Portfolio designates $3,474,852 as capital gain dividends paid during the calendar year ended December 31, 2006.

For corporate shareholders of MidCap Growth Portfolio, 4.6% of the ordinary distributions paid during the taxable year ended December 31, 2006 qualify for the corporate dividends received deduction.

Financial Highlights

	Years Ended
	December 31,	December 31,
MidCap Growth Portfolio	2006	2005
Net asset value, beginning	$37.00	$35.71
Income from investment operations
Net investment Income (loss)	(.14)	(.10)
Net realized and unrealized gain (loss)	3.58	4.14
Total from investment operations	3.44	4.04
Distributions from
Net realized gain	(4.48)	(2.75)
Total distributions	(4.48)	(2.75)
Total Increase (decrease) in net asset value	(1.04)	1.29
Net asset value, ending	$35.96	$37.00

Total return*	9.25%	11.27%
Ratios to average net assets: A
Net investment Income (loss)	(.38%)	(.29%)
Total expenses	1.03%	1.06%
Expenses before offsets	.95%	.95%
Net expenses	.94%	.94%
Portfolio turnover	295%	225%
Net assets, ending (in thousands)	$72,883	$76,216

		Years Ended
	December 31,	December 31,	December 31,
MidCap Growth Portfolio	2004	2003	2002
Net asset value, beginning	$31.49	$21.38	$30.50
Income from investment operations
Net investment Income (loss)	(.22)	(.19)	(.18)
Net realized and unrealized gain (loss)	4.44	10.30	(8.94)
Total from investment operations	4.22	10.11	(9.12)
Total Increase (decrease) in net asset value	4.22	10.11	(9.12)
Net asset value, ending	$35.71	$31.49	$21.38

Total return*	13.40%	47.29%	(29.90%)
Ratios to average net assets: A
Net investment Income (loss)	(.65%)	(.73%)	(.60%)
Total expenses	1.06%	1.04%	1.05%
Expenses before offsets	.94%	.94%	.94%
Net expenses	.94%	.94%	.94%
Portfolio turnover	230%	213%	325%
Net assets, ending (in thousands)	$75,868	$74,051	$52,917

A      Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

*      Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets Include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically Include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, Including each security's market value on the last day of the reporting period. The Statement of Net Assets Includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment Income earned and expenses Incurred in operating the fund. Investment Income Includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses Incurred in operating the fund Include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the Increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment Income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions Include distributions from net investment Income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend Income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on September 14, 2006, the Board of Directors, and by a separate vote, the disinterested Directors, initially approved the Investment Advisory Agreement between the Portfolio and Calvert Asset Management Company, Inc. ("CAMCO") and the Investment Subadvisory Agreement between CAMCO and the Subadvisor with respect to the Portfolio.

At the September 14, 2006 meeting of the Board, the Board accepted the resignation of AIC as investment adviser to the Portfolio, and approved the selection of CAMCO as the new investment adviser. In this connection, the Board determined that the change was in the best interests of the Portfolio and its shareholders, recognizing CAMCO's long-standing presence in the investment management arena and its depth of experience in managing mutual funds, Including taking into account the Board's familiarity with CAMCO with respect to its management of the Fund's Calvert Portfolios. In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to CAMCO. The disinterested Directors reviewed a report prepared by CAMCO regarding various services to be provided to the Portfolio by CAMCO as the investment adviser. Such report Included, among other data, information regarding CAMCO's personnel and CAMCO's revenue.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the approval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed change of investment adviser and approval of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in a private session with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services to be provided by CAMCO, Including the investment management staffing and the portfolio managers' experience and qualifications; the investment performance of the other mutual funds for which CAMCO currently acted as investment adviser; CAMCO's financial condition; the level and method of computing the Portfolio's advisory fee, Including the fact that the advisory fee would not Increase under the Investment Advisory Agreement; the profitability of the Calvert Group of Funds to CAMCO as the investment adviser; the direct and indirect benefits, if any, to be derived by CAMCO from its relationship with the Portfolio; CAMCO's compliance programs and policies; CAMCO's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by CAMCO under the Investment Advisory Agreement, the Board reviewed information provided by CAMCO relating to its operations and personnel, Including, among other information, biographical information on CAMCO's investment, supervisory and professional staff, and descriptions of its organizational and management structure. The Board also took into account its familiarity with management through Board of Directors' meetings, discussions and other reports with respect to the Fund's Calvert Portfolios. The Board considered CAMCO's management style and its performance in overseeing subadvisors, as well as its current level of staffing and overall resources. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by CAMCO under the Investment Advisory Agreement.

The Board reviewed management's proposal and reasons for recommending the Investment Advisory Agreement, as summarized above. The Board also took into account CAMCO's discussion of the Portfolio's performance (which Included a review of the current one-, three-, and five-year and since Inception total investment performance, on both a gross and net basis, of the Portfolio, and a comparison of this information to the performance of the Portfolio's benchmark; the median performance of the Portfolio's "peer group" as categorized by Lipper, Inc. ("Lipper"); and the one-, three-, and five-year Lipper "ranking" within the Portfolio's peer group on a numeric percentile and quartile ranking basis). The Board noted that, as of June 30, 2006, the Portfolio had underperformed its benchmark for the one-, three- and five-year periods; had outperformed its benchmark for the period since Inception; was below the median of its peer group for the one- and three-year periods; and was above the median of its peer group for the five-year period and for the period since Inception. The Board also noted management's continued monitoring of such performance. The Board also took into account additional comparative information relating to the performance of the Portfolio that it received at its quarterly meetings, as well as information comparing the Portfolio's performance and expenses with comparable mutual funds that it received in connection with its annual contract renewal considerations. The Board also took into account the fact that the Portfolio's current expense limitations would remain in effect. The Board also noted management's discussion of the opportunity for potential economies of scale as a result of CAMCO managing all of the Portfolios of the Fund.

In approving the Investment Advisory Agreement, the Board, Including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors considered information relating to the Subadvisor's operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided performance information for itself and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices. In this regard, the Board took into account information provided periodically throughout the previous year by the Subadvisor, as well as the Board's familiarity with the Subadvisor's management through Board of Directors' meetings, discussions and other reports.

The Board approved the Investment Subadvisory Agreement between CAMCO and the Subadvisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, Including those related to personal investing; and any disciplinary history. In addition, the Board considered certain information received in connection with its annual contract renewal considerations. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's current one-, three-, and five-year and since Inception total investment performance, on both a gross and net basis, and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted CAMCO's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the subadvisors to the Fund's Calvert Portfolios.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement would be paid by CAMCO out of the advisory fee that CAMCO would receive under the Investment Advisory Agreement and also noted that the subadvisory fee to be paid under the Investment Subadvisory Agreement was identical to that paid under the existing investment subadvisory agreement between AIC and the Subadvisor. The Board also relied on the ability of management to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. Based upon its review, the Board determined that the subadvisory fee was reasonable. For each of the above reasons, the profitability to the Subadvisor of its relationship with the Portfolio was not a material factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration, although the Board noted that the subadvisory fee schedule contained breakpoints that would reduce the subadvisory fee to be paid by CAMCO to the Subadvisor as the Portfolio's assets Increased.

In approving the Investment Subadvisory Agreement, the Board, Including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) CAMCO had demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor was qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objectives and policies; (c) CAMCO and the Subadvisor maintained appropriate compliance programs; (d) the Subadvisor was likely to execute its investment strategies consistently over time; (e) appropriate action was being taken with respect to the performance of the Portfolio; and (f) the Portfolio's advisory and subadvisory fees were reasonable in relation to those of similar funds and to the services to be provided by CAMCO and the Subadvisor. Based on its conclusions, the Board determined that approval of the Investment Advisory Agreement and the Investment Subadvisory Agreement was in the interests of the Portfolio and its shareholders.

Director and Officer Information Table

			# of Calvert
	Position	Position	Portfolios		Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Age	Fund	Date	During Last 5 Years		(Not Applicable to Officers)
DISINTERESTED DIRECTORS

FRANK H. BLATZ, JR., Esq. AGE: 71	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	26
ALICE GRESHAM AGE: 56	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	14	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 61	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 60	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	14	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH AGE: 69	Director	1982	Retired executive.	26	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 54	Director & Chairperson	1997	President, Chief Executive Officer and Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
WILLIAM LESTER AGE: 49	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	14
OFFICERS
KAREN BECKER AGE: 54	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 48	Assistant Vice President and Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 42	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 38	Assistant Vice President and Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.
STEVEN A. FALCI AGE: 47	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2003, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 33	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 57	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 56	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 42	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 36	Assistant Vice President and Assistant Secretary	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2002, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
JANE B. MAXWELL, Esq. AGE: 54	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
ANDREW K. NIEBLER, Esq. AGE: 39	Assistant Secretary	2006	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton for 7 years.
CATHERINE P. ROY AGE: 51	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 59	Vice President and Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 54	Treasurer	1982	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 45	Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

A special meeting was held on November 17, 2006 by the Ameritas Portfolios of Calvert Variable Series, Inc. for the purpose of approving a new Investment Advisory Agreement with Calvert Asset Management Company, Inc. The voting results were as follows:

Portfolio	For	Against	Abstain
Ameritas Income & Growth	10,619,225.054	218,682.882	437,485.561
Ameritas Small Capitalization	1,137,835.011	21,944.056	60,359.101
Ameritas MidCap Growth	1,771,362.840	72,412.409	73,225.090
Ameritas Core Strategies	3,565,719.774	57,107.453	138,536.011
Ameritas Index 500	604,906.110	17,566.695	37,923.119
Ameritas Money Market	80,065,548.093	666,085.051	4,621,919.021
Ameritas Focused MidCap Value	2,214,377.621	37,834.980	121,793.151
Ameritas Small Company Equity	906,164.519	3,087.817	26,956.287


Ameritas
Money Market
Portfolio
Portfolio within Calvert Variable Series, Inc.

Annual Report

December 31, 2006

Ameritas

A UNIFI Company

Ameritas Money Market Portfolio
Portfolio within Calvert Variable Series, Inc.

Annual Report, December 31, 2006

3	Portfolio Manager Remarks
5	Shareholder Expense Example
6	Report of Independent Registered Public Accounting Firm
7	Statement of Net Assets
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Notes to Financial Statements
15	Financial Highlights
16	Explanation of Financial Tables
17	Proxy Voting and Availability of Quarterly Portfolio Holdings
18	Basis for Board's Approval of Investment Advisory Contract
20	Director and Officer Information Table

Ameritas Money Market Portfolio
Portfolio within Calvert Variable Series, Inc.
Managed by Calvert Asset Management Company, Inc.

A word from portfolio management:

For the one year ended December 31, 2006, the Ameritas Money Market Fund shares returned 4.80% versus 4.55% for the Lipper VA Money Market Funds Average. Extending maturity contributed to the Fund's outperformance.

Investment Climate

During the 12-month reporting period, the Federal Reserve (Fed) Increased the target Fed funds rate 0.25% at the first four of its eight scheduled meetings, pushing the rate to 5.25% before moving to the sidelines in August. Money-market interest rates, Including those of the three-month Treasury bill, rose in response to these hikes.1 Long-term interest rates Increased slightly, with the benchmark 10-year Treasury yield rising 0.31% to 4.70%.

The U.S. economy grew at a 3.4% pace during of the reporting period, as measured by gross domestic product (GDP), which is in line with the long-term U.S. average.2 GDP growth was anchored by a very strong first quarter followed by below-trend growth for the remainder of the year. Inflation became an issue during the year, however. The headline consumer price index (CPI) exceeded a 4% annualized pace and the core CPI, which excludes volatile food and energy prices, Increased nearly 3%. By the end of the year, however, core inflation had moderated to a 2.6% annual pace, although it still remained outside the Fed's comfort zone.

In May, rising headline and core inflation led the Fed to suggest that more rate Increases were possible. But in August, the Fed paused its interest rate hikes to see what the economy and inflation would do on its own, and this wait-and-see attitude continued at year-end.

Average Annual Total Return
(year ended 12.31.06)

One year	4.80%
Five year	2.30%
Since Inception (10.29.99)	3.18%

*    Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

As of
7-Day Simple/Effective Yield	12.31.06
Money Market Portfolio	5.02%/5.15%

Investment Allocation	% of Total Investments

Certificates of Deposit	0.6%
Taxable Variable Rate Demand Notes	80.5%
U.S. Government Agencies and Instrumentalities	18.9%
Total	100%

Strategy

We expected the Fed to end its string of interest rate hikes during the year, so we focused on purchasing high-quality, one-year government agency securities to extend the average maturity of the portfolio during 2006--thereby locking in the higher interest rates for a longer amount of time. As a result, the Fund's average days to maturity Increased from 30 to 37 days--still shorter than the average taxable money market fund, which has an average days-to-maturity of 42 days.3 Our strategy was rewarded when the Fed decided to hold the Fed funds rate at 5.25% in August.

Outlook

While core inflation remained high at year-end, the pace of inflation finally slowed over the latter half of 2006. If data continues to support this slowing trend, the Fed may see no need for further interest rate hikes. We expect U.S. economic growth to be slower than average in coming quarters, but do not expect a recession. And, while it may be too soon to tell if we've truly reached bottom in the housing slump, there are encouraging signs that the sector may be stabilizing as we head into 2007.

We are also watching the actions of central banks around the globe, many of which started gradually raising their interest rates during the reporting period. The U.S. relies heavily on foreign investment in U.S. securities to help offset our broad deficit, so it's important that domestic interest rates stay competitive with foreign rates.

Looking ahead, we believe the Fund is well positioned for the coming year.

1.   The three-month Treasury bill yield rose 0.93% to 5.01%.

2.   Average annualized growth rate of real GDP over the last 50 years was 3.3%. Data source: Commerce Department.

3.   iMoneynet, 12/26/2006

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Shareholder Expense Example

As a shareholder of the Fund, you Incur two types of costs: (1) transaction costs, and (2) ongoing costs, Including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were Included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/06	12/31/06	7/1/06 - 12/31/06
Actual	$1,000.00	$1,024.90	$1.84
Hypothetical (5% return per year before expenses)	$1,000.00	$1,023.39	$1.84

*   Expenses are equal to the Fund's annualized expense ratio of 0.36%, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Ameritas Money Market Portfolio:

We have audited the accompanying statement of net assets of the Ameritas Money Market Portfolio, a series of Calvert Variable Series, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit Includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures Included confirmation of securities owned as of December 31, 2006, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also Includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Ameritas Money Market Portfolio as of December 31, 2006 and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 23, 2007

Money Market Portfolio
Statement of Net Assets
December 31, 2006

	Principal
Taxable Variable Rate Demand Notes* - 79.1%	Amount	Value
Akron Hardware Consultants, Inc., 5.40%, 11/1/22, LOC: FirstMerit Bank, C/LOC: FHLB (r)	$533,000	$533,000
Alabama State IDA Revenue, 5.40%, 5/1/10, LOC: Regions Bank (r)	145,000	145,000
American Buildings Co., 5.35%, 8/1/20, LOC: Canadian Imperial Bank (r)	3,000,000	3,000,000
Bochasanwais Shree Akshar Purushottam Swaminarayan Sanstha, Inc., 5.40%, 6/1/21,
LOC: Comercia Bank (r)	600,000	600,000
Byron Park, 5.44%, 1/20/31, LOC: Crédit Agricole (r)	2,275,000	2,275,000
California Statewide Communities Development Authority Revenue, 5.44%, 12/15/36,
LOC: Bank of the West (r)	2,850,000	2,850,000
Chambers County Alabama IDA Revenue, 5.35%, 2/1/28, LOC: Colonial Bank, C/LOC: FHLB (r)	1,170,000	1,170,000
Chatham Centre LLC, 5.47%, 4/1/22, LOC: Bank of North Georgia (r)	300,000	300,000
CIDC-Hudson House LLC , 5.55%, 12/1/34, LOC: Hudson River Bank & Trust,
C/LOC: FHLB (r)	1,200,000	1,200,000
Dayton Wheel Concepts, Inc., 5.38%, 5/1/24, LOC: National City Bank (r)	1,500,000	1,500,000
Durham North Carolina GO, 5.43%, 5/1/18, BPA: Bank of America (r)	2,555,000	2,555,000
Florida State Housing Finance Corp. MFH Revenue, 5.42%, 10/15/32, LOC: Fannie Mae (r)	495,000	495,000
Four Fishers LLC, 5.40%, 4/1/24, LOC: LaSalle Bank Midwest (r)	2,985,000	2,985,000
Grove City Church of the Nazarene, 5.38%, 2/1/24, LOC: National City Bank (r)	1,000,000	1,000,000
Haskell Capital Partners Ltd., 5.35%, 9/1/20, LOC: Colonial Bank, C/LOC: FHLB (r)	810,000	810,000
Heritage Funeral Services LLC, 5.52%, 2/1/18, LOC: Old National Bank,
C/LOC: Northern Trust Co. (r)	150,000	150,000
Hillcrest Baptist Church, 5.45%, 12/1/20, LOC: Wachovia Bank (r)	3,350,000	3,350,000
Holland Board of Public Works Home Building Co., 5.52%, 11/1/22, LOC: Wells Fargo Bank (r)	1,245,000	1,245,000
Hopkinsville Kentucky Industrial Building LO Revenue, 5.38%, 8/1/24, LOC: Comercia Bank (r)	2,390,000	2,390,000
Illinois State Development Finance Authority Revenue, 5.45%, 7/1/10, LOC: Lasalle Bank (r)	400,000	400,000
Iowa State Finance Authority IDA Revenue, 5.45%, 11/1/17, LOC: Societe Generale (r)	400,000	400,000
Kaneville Road Joint Venture, Inc., 5.38%, 11/1/32, LOC: First American Bank, C/LOC: FHLB (r)	315,000	315,000
Kansas City Missouri IDA MFH Revenue, 5.45%, 3/1/35, LOC: LaSalle Bank (r)	815,000	815,000
Macon-Bibb County Georgia Industrial Authority Revenue, 5.42%, 7/1/14,
LOC: AmSouth Bank (r)	1,000,000	1,000,000
Maniilaq Association Revenue, 5.40%, 11/1/22, LOC: Washington Mutual Bank, C/LOC: FHLB (r)	1,050,000	1,050,000
Middletown New York IDA Revenue, 5.55%, 6/1/15, LOC: Provident Bank, C/LOC: FHLB (r)	980,000	980,000
Milwaukee Wisconsin Redevelopment Authority Revenue, 5.39%, 8/1/20,
LOC: Marshall & Ilsley Bank (r)	335,000	335,000
Mississippi Business Finance Corp. Revenue, 5.40%, 8/1/24, LOC: Regions Bank (r)	1,800,000	1,800,000
MOB Management One LLC, 5.62%, 12/1/26, LOC: Columbus Bank & Trust (r)	965,000	965,000
New York City New York IDA Revenue, 5.55%, 6/1/30, LOC: Citibank (r)	2,240,000	2,240,000
New York State MMC Corp. Revenue, 5.50%, 11/1/35, LOC: JPMorgan Chase Bank (r)	2,000,000	2,000,000
Ogden City Utah Redevelopment Agency Revenue, 5.50%, 1/1/31, LOC: Bank of New York (r)	2,900,000	2,900,000
Omaha Nebraska SO, 5.40%, 2/1/26, BPA: Dexia Credit Local, AMBAC Insured (r)	1,300,000	1,300,000
Osprey Management Co. LLC, 5.42%, 6/1/27, LOC: Wells Fargo Bank (r)	900,000	900,000
Pennsylvania State Higher Educational Facilities Authority Revenue, 5.45%, 11/1/36, LOC:
Sovereign Bank, C/LOC: UniCredito Italiano (r)	100,000	100,000
Peoploungers, Inc., 5.35%, 4/1/18, LOC: Bank of New Albany, C/LOC: FHLB (r)	155,000	155,000
Post Apartment Homes LP, 5.35%, 7/15/29, LOC: Fannie Mae (r)	1,550,000	1,550,000
Racetrac Capital LLC, 5.37%, 9/1/20, LOC: Regions Bank (r)	300,000	300,000
Renaissance Ketchikan Group LLC, 5.60%, 9/1/33, LOC: Alliance Bank of Arizona, C/LOC:
FHLB (r)	4,000,000	4,000,000
Rex Lumber LLC, 5.36%, 2/1/22, LOC: Whitney National Bank, C/LOC: FHLB (r)	1,420,000	1,420,000
Savannah Georgia Economic Development Authority Revenue, 5.45%, 3/1/18,
LOC: SunTrust Bank (r)	980,000	980,000
Scott Street Land Co., 5.41%, 1/3/22, LOC: Fifth Third Bank (r)	480,000	480,000
Sea Island Co., 5.46%, 2/1/21, LOC: Columbus Bank & Trust (r)	1,535,000	1,535,000
Shawnee Kansas Private Activity Revenue, 5.50%, 12/1/12, LOC: JPMorgan Chase Bank (r)	925,000	925,000
Shelby County Tennessee Health Educational and Housing Facilities Board Revenue, 5.40%,
12/1/34, LOC: First Tennessee Bank (r)	2,420,000	2,420,000

	Principal
Taxable Variable Rate Demand Notes* - Cont'd	Amount	Value
Southeast Alabama Gas Distribution Revenue, 5.35%, 6/1/25, BPA: AmSouth Bank,
AMBAC Insured (r)	$1,555,000	$1,555,000
St. Joseph County Indiana Economic Development Revenue, 5.54%, 6/1/27, LOC: FHLB (r)	100,000	100,000
St. Paul Minnesota Port Authority Revenue:
5.55%, 3/1/07, LOC: Dexia Credit Local (r)	85,000	85,000
5.85%, 6/1/11, LOC: U.S. Bank (r)	340,000	340,000
5.45%, 12/1/23, LOC: Dexia Credit Local (r)	735,000	735,000
Tyler Enterprises LLC, 5.36%, 10/1/22, LOC: Peoples Bank and Trust C/LOC: FHLB (r)	1,000,000	1,000,000
Washington State Housing Finance Commission Revenue:
5.37%, 2/1/28, LOC: U.S. Bank (r)	1,080,000	1,080,000
5.40%, 2/1/28, LOC: U.S. Bank (r)	690,000	690,000

Total Taxable Variable Rate Demand Notes (Cost $65,403,000)		65,403,000

U.S. Government Agencies and Instrumentalities - 18.6%
Fannie Mae:
5.00%, 8/24/07	1,000,000	998,637
5.30%, 1/8/08	500,000	500,000
Fannie Mae Discount Notes:
4/27/07	1,000,000	983,840
5/7/07	280,000	274,855
6/1/07	2,000,000	1,956,847
Federal Home Loan Bank:
5.00%, 2/9/07	1,000,000	1,000,000
5.22%, 11/14/07	535,000	535,000
5.30%, 11/16/07	645,000	645,000
Freddie Mac, 5.35%, 11/21/07	1,000,000	1,000,000
Freddie Mac Discount Notes:
1/9/07	1,000,000	999,000
2/16/07	1,000,000	993,867
3/6/07	1,000,000	991,431
4/18/07	1,223,000	1,204,765
5/1/07	1,000,000	983,367
5/29/07	1,000,000	979,157
6/25/07	250,000	243,924
8/3/07	119,000	115,413
8/21/07	1,000,000	967,617

Total U.S. Government Agencies and Instrumentalities (Cost $15,372,720)		15,372,720

Certificates of Deposit - 0.6%
Canadian Imperial Bank, 5.42%, 5/31/07	500,000	499,732

Total Certificates of Deposit (Cost $499,732)		499,732

TOTAL INVESTMENTS (Cost $81,275,452) - 98.3%		81,275,452
Other assets and liabilities, net - 1.7%		1,422,536
Net Assets - 100%		$82,697,988

Net Assets Consist Of:
Paid-in capital applicable to $82,742,405 shares of common stock outstanding; $0.01 par value 2,000,000,000 shares authorized		$82,697,988

Net Assets		$82,697,988

Net Asset Value Per Share		$1.00

(r)     The coupon rate shown on floating or adjustable rate securities represents the rate at year end.

*     Optional tender features give these securities a shorter effective maturity date.

Explanation of Guarantees:	Abbreviations:

BPA: Bond-Purchase Agreement	AMBAC: American Municipal Bond Assurance Corp.	LO: Limited Obligation
C/LOC: Confirming Letter of Credit	FHLB: Federal Home Loan Bank	LP: Limited Partnership
LOC: Letter of Credit	GO: General Obligation	MFH: Multi-Family Housing
	IDA: Industrial Development Authority	SO: Special Obligation
LLC: Limited Liability Corporation

See notes to financial statements.

Money Market Portfolio
Statement of Operations
Year Ended December 31, 2006

Net Investment Income
Investment Income:
Interest Income	$4,269,581

Expenses:
Investment advisory fee	168,676
Transfer agency fees and expenses	4,369
Accounting fees	13,128
Directors' fees and expenses	10,675
Administrative Services fees	48,906
Insurance	18,301
Custodian fees	18,063
Reports to shareholders	13,580
Professional fees	19,609
Miscellaneous	3,313
Total expenses	318,620
Reimbursement from Advisor	(3,547)
Fees paid indirectly	(11,488)
Net expenses	303,585

Net Investment Income	3,965,996

Increase (Decrease) in Net Assets
Resulting From Operations	$3,965,996

See notes to financial statements.

Money Market Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment Income	$3,965,996	$2,448,762

Increase (Decrease) in Net Assets
Resulting From Operations	3,965,996	2,448,762

Distributions to shareholders from:
Net investment Income	(3,966,848)	(2,455,314)

Capital share transactions:
Shares sold	83,829,808	93,431,759
Reinvestment of distributions	3,951,215	2,440,786
Shares issued from merger (see Note A)	--	11,678,845
Shares redeemed	(87,192,432)	(102,043,758)
Total capital share transactions	588,591	5,507,632

Total Increase (Decrease) in Net Assets	587,739	5,501,080

Net Assets
Beginning of year	82,110,249	76,609,169
End of year (Including undistributed net investment Income
of $0 and $852, respectively)	$82,697,988	$82,110,249

Capital Share Activity
Shares sold	83,829,808	93,436,226
Reinvestment of distributions	3,951,215	2,440,786
Shares issued from merger (see Note A)	--	11,678,845
Shares redeemed	(87,192,433)	(102,043,758)
Total capital share activity	588,590	5,512,099

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Money Market Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

On July 22, 2005, the net assets of the Calvert Variable Series, Inc. Calvert Social Money Market Portfolio merged into the Calvert Variable Series, Inc. Ameritas Money Market Portfolio. The merger was accomplished by a tax-free exchange of 11,678,845 shares of the Ameritas Money Market Portfolio (valued at $11,678,845) for 11,678,845 shares of the Calvert Social Money Market Portfolio outstanding at July 22, 2005. The Calvert Social Money Market Portfolio's net assets as of July 22, 2005 ($11,678,845) were combined with those of the Ameritas Money Market Portfolio.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). All securities held by the Portfolio are valued at amortized cost which approximates fair value in accordance with Rule 2a-7 of the Investment Company Act of 1940.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may Include proceeds from litigation. Dividend Income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of captial or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest Income, which Includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment Income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with Income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect Income and gains available for distribution under Income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of Income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal Income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

Money Market Insurance: The Fund has obtained private insurance that partially protects the Portfolio against default of Principal or interest payments on the instruments it holds. U.S. government securities held by the Portfolio are excluded from this coverage. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the Portfolio maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

NOTE B -- RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. ("the Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company ("UNIFI"). Prior to November 18, 2006, Ameritas Investment Corp. served as the Advisor. Ameritas Investment Corp. is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company. ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned UNIFI.

The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .20% of the Portfolio's average daily net assets. Under the terms of the agreement, $13,880 was payable at year end. In addition, $5,444 was payable at year end for operating expenses paid by the Advisor during December 2006.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2007. The contractual expense cap is .36%. For the purpose of this expense limit, operating expenses do not Include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets (prior to November 18, 2006, .05% of the Portfolio's average daily net assets or a minimum of $50,000). Under the terms of the agreement, $3,470 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert, acts as shareholder servicing agent for the Portfolios. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 ($15,000 prior to January 1, 2006) for Directors not serving on other Calvert Fund Boards, $8,000 ($4,000 prior to January 1, 2006) for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

The cost of investments owned at December 31, 2006 for federal Income tax purposes was $81,275,452.

The tax character of dividends and distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

	2006	2005
Distributions paid from:
Ordinary Income	$3,966,848	$2,455,314
Total	$3,966,848	$2,455,314

The Portfolio may engage in interportfolio purchase and sales transactions with other Portfolios. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2006, purchase and sale transactions were $114,509,000 and $101,355,000, respectively.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is Incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2006. For the year ended December 31, 2006, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$6,932	5.87%	$428,249	November 2006

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Money Market Portfolio	2006	2005	2004
Net asset value, at beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment Income	.047	.030	.012
Total investment operations	.047	.030	.012
Distributions from
Net investment Income	(.047)	(.030)	(.012)
Total Increase (decrease) in net asset value	--	--	--
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	4.80%	3.00%	1.17%
Ratios to average net assets:A
Net investment Income	4.70%	2.98%	1.13%
Total expenses	.38%	.41%	.37%
Expenses before offsets	.37%	.37%	.37%
Net expenses	.36%	.36%	.36%
Net assets, ending (in thousands)	$82,698	$82,110	$76,609

	Years Ended
	December 31,	December 31,
Money Market Portfolio	2003	2002
Net asset value, at beginning	$1.00	$1.00
Income from investment operations
Net investment Income	.010	.016
Total investment operations	.010	.016
Distributions from
Net investment Income	(.010)	(.016)
Total Increase (decrease) in net asset value	--	--
Net asset value, ending	$1.00	$1.00

Total return*	1.00%	1.61%
Ratios to average net assets:A
Net investment Income	1.00%	1.60%
Total expenses	.36%	.38%
Expenses before offsets	.36%	.37%
Net expenses	.36%	.36%
Net assets, ending (in thousands)	$126,888	$162,177

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

*     Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets Include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically Include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, Including each security's market value on the last day of the reporting period. The Statement of Net Assets Includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment Income earned and expenses Incurred in operating the fund. Investment Income Includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses Incurred in operating the fund Include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the Increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment Income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions Include distributions from net investment Income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend Income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or by visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on September 14, 2006, the Board of Directors, and by a separate vote, the disinterested Directors, initially approved the Investment Advisory Agreement between the Portfolio and Calvert Asset Management Company, Inc. ("CAMCO") with respect to the Portfolio.

At the September 14, 2006 meeting of the Board, the Board accepted the resignation of AIC as investment adviser to the Portfolio, and approved the selection of CAMCO as the new investment adviser. In this connection, the Board determined that the change was in the best interests of the Portfolio and its shareholders, recognizing CAMCO's long-standing presence in the investment management arena and its depth of experience in managing mutual funds, Including taking into account the Board's familiarity with CAMCO with respect to its management of the Portfolio. In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to CAMCO. The disinterested Directors reviewed a report prepared by CAMCO regarding various services to be provided to the Portfolio by CAMCO as the investment adviser. Such report Included, among other data, information regarding CAMCO's personnel and CAMCO's revenue.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the approval of the Investment Advisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed change of investment adviser and approval of the Investment Advisory Agreement with management and also met in a private session with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services to be provided by CAMCO, Including the personnel providing such services; CAMCO's management style and long-term performance record; the Portfolio's performance record and CAMCO's performance in employing its investment strategies; CAMCO's current level of staffing and its overall resources; the qualifications and experience of CAMCO's personnel; CAMCO's financial condition; the level and method of computing the Portfolio's advisory fee, Including the fact that the advisory fee would not Increase under the Investment Advisory Agreement; the profitability of the Calvert Group of Funds to CAMCO as the investment adviser; the direct and indirect benefits, if any, to be derived by CAMCO from its relationship with the Portfolio; CAMCO's compliance programs and policies; CAMCO's performance of substantially similar duties for other funds as well as its performance as subadvisor for the Portfolio; and any possible conflicts of interest. With respect to the Board's consideration of CAMCO's personnel, the Board took into account that the same portfolio management team would continue to manage the Portfolio.

In considering the nature, extent and quality of the services provided by CAMCO under the Investment Advisory Agreement, the Board reviewed information provided by CAMCO relating to its operations and personnel, Including, among other information, biographical information on CAMCO's investment, supervisory and professional staff, and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by CAMCO as well as the Board's familiarity with management through Board of Directors' meetings, discussions and other reports. The Board considered CAMCO's management style and its performance in employing its investment strategies as subadvisor for the Portfolio, as well as its current level of staffing and overall resources. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by CAMCO under the Investment Advisory Agreement.

The Board reviewed management's proposal and reasons for recommending the Investment Advisory Agreement, as summarized above. The Board also took into account CAMCO's discussion of the Portfolio's performance (which Included a review of the current one-, three-, and five-year and since Inception total investment performance, on both a gross and net basis, of the Portfolio, and a comparison of this information to the performance of the Portfolio's benchmark; the median performance of the Portfolio's "peer group" as categorized by Lipper, Inc. ("Lipper"); and the one-, three-, and five-year Lipper "ranking" within the Portfolio's peer group on a numeric percentile and quartile ranking basis). The Board noted that, as of June 30, 2006, the Portfolio had outperformed its benchmark and was above the median of its peer group for the one-, three-, and five-year periods and for the period since Inception. The Board also took into account additional comparative information relating to the performance of the Portfolio that it received at its quarterly meetings, as well as information comparing the Portfolio's performance and expenses with comparable mutual funds that it received in connection with its annual contract renewal considerations. The Board also took into account the fact that the Portfolio's current expense limitations would remain in effect. The Board also noted management's discussion of the opportunity for potential economies of scale as a result of CAMCO managing all of the Portfolios of the Fund.

In approving the Investment Advisory Agreement, the Board, Including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) CAMCO had demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) CAMCO was qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objectives and policies; (c) CAMCO maintained appropriate compliance programs; (d) CAMCO was likely to execute its investment strategies consistently over time; (e) performance of the Portfolio was satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio's advisory fee was reasonable in relation to those of similar funds and to the services to be provided by CAMCO. Based on its conclusions, the Board determined that approval of the Investment Advisory Agreement was in the interests of the Portfolio and its shareholders.

Director and Officer Information Table

			# of Calvert
	Position	Position	Portfolios		Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Age	Fund	Date	During Last 5 Years		(Not Applicable to Officers)
DISINTERESTED DIRECTORS

FRANK H. BLATZ, JR., Esq. AGE: 71	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	26
ALICE GRESHAM AGE: 56	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	14	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 61	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 60	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	14	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH AGE: 69	Director	1982	Retired executive.	26	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 54	Director & Chairperson	1997	President, Chief Executive Officer and Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
WILLIAM LESTER AGE: 49	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	14
OFFICERS
KAREN BECKER AGE: 54	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 48	Assistant Vice President and Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 42	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 38	Assistant Vice President and Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.
STEVEN A. FALCI AGE: 47	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2003, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 33	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 57	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 56	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 42	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 36	Assistant Vice President and Assistant Secretary	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2002, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
JANE B. MAXWELL, Esq. AGE: 54	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
ANDREW K. NIEBLER, Esq. AGE: 39	Assistant Secretary	2006	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton for 7 years.
CATHERINE P. ROY AGE: 51	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 59	Vice President and Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 54	Treasurer	1982	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 45	Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

A special meeting was held on November 17, 2006 by the Ameritas Portfolios of Calvert Variable Series, Inc. for the purpose of approving a new Investment Advisory Agreement with Calvert Asset Management Company, Inc. The voting results were as follows:

Portfolio	For	Against	Abstain
Ameritas Income & Growth	10,619,225.054	218,682.882	437,485.561
Ameritas Small Capitalization	1,137,835.011	21,944.056	60,359.101
Ameritas MidCap Growth	1,771,362.840	72,412.409	73,225.090
Ameritas Core Strategies	3,565,719.774	57,107.453	138,536.011
Ameritas Index 500	604,906.110	17,566.695	37,923.119
Ameritas Money Market	80,065,548.093	666,085.051	4,621,919.021
Ameritas Focused MidCap Value	2,214,377.621	37,834.980	121,793.151
Ameritas Small Company Equity	906,164.519	3,087.817	26,956.287


Ameritas
Small Capitalization
Portfolio
Portfolio within Calvert Variable Series, Inc.

Annual Report

December 31, 2006

Ameritas

A UNIFI Company

Ameritas Small Capitalization Portfolio
Portfolio within Calvert Variable Series, Inc.

Annual Report, December 31, 2006

3	Portfolio Manager Remarks
5	Shareholder Expense Example
6	Report of Independent Registered Public Accounting Firm
7	Statement of Net Assets
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Notes to Financial Statements
15	Financial Highlights
16	Explanation of Financial Tables
17	Proxy Voting and Availability of Quarterly Portfolio Holdings
18	Basis for Board's Approval of Investment Advisory Contract
20	Director and Officer Information Table

Ameritas Small Capitalization Portfolio
Portfolio within Calvert Variable Series, Inc.
Managed by Eagle Asset Management, Inc.

Performance

Ameritas Small Capitalization Portfolio returned 20.56% for the one-year period ending December 31, 2006, significantly ahead of the benchmark Russell 2000® Growth Index, which returned 13.35%. This outperformance was largely driven by good stock selection and merger and acquisition activity among Portfolio holdings.

Small Capitalization Portfolio1

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.06)

One year	20.56%
Five year	2.63%
Since Inception (11.1.99)	(3.56%)

1   Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

New Subadvisor assumed management of the Portfolio effective January 2005.

Markets & Investment Climate

A broad rally in the fourth quarter of 2006 capped off a solid year for the equity markets. For both the fourth quarter and the year, value stocks outperformed growth, and small-cap stocks tended to outperform large-caps.1 The Russell 2000® Growth Index significantly trailed its value counterpart for the year, up 13.35% versus 23.48% for the Russell 2000® Value Index. The large-cap laden S&P 500 Index finished the year up 15.80%.

Among small-cap growth stocks, nearly all major sectors enjoyed double-digit positive returns. The only exception was Health Care, which rose approximately 6.5%. Sectors with above-average returns among small-cap-growth stocks Included Materials, Financials, Industrials and Consumer Staples. Besides Health Care, other sectors with below-average returns Included Consumer Discretionary and Technology.

Several major forces influenced market returns during the

period. Broad equity markets staged an impressive rally toward the end of the year--as falling energy costs, the end of Federal Reserve (Fed) interest-rate hikes, and a rally in the bond market offset continued fears of a housing-induced recession.

The housing market continues to weaken, but in our view, the pullback in interest rates is helping to cushion the slowdown. Despite Increasing reports of defaults in the sub-prime mortgage market, we expect the correction in real estate to remain orderly--barring an unexpected pickup in unemployment. However, home-equity loan volumes have declined significantly in recent quarters, which may have a dampening effect on consumer spending as we enter 2007.

Investment Strategy

Our strong relative performance was largely driven by takeover activity in the small-cap arena. The Portfolio was fortunate to have had several buyouts during the time period. We expect this trend to continue as both companies and private equity investors are flush with cash.

The sectors which contributed the most to performance were Information Technology, Industrials, Materials and Financials. Our best-performing technology stocks Included software firms FactSet Research Systems and The9 Limited as well as electronic equipment firms OYO Geospace and Dolby Labs. Corrections Corporation of America and General Cable led the Industrials sector. Our top pick in Materials was Aleris International, one of the takeovers mentioned earlier. In Financials, Cash America and Philadelphia Consolidated contributed the most.

The Portfolio's performance in the Consumer Discretionary and Health Care sectors lagged the benchmark Russell 2000® Growth Index for the year. Underperforming stocks Included Red Robin Gourmet Burgers and Guitar Center. We also had disappointing returns from healthcare providers and services companies Allion, Centene and Horizon Health.

Going forward

We expect the slowing economy may force the Fed to cut interest rates. Since such a slowdown implies rising credit costs for lenders, we have underweighted bank stocks in the Portfolio. One alternative we have chosen is Boston Private Financial Holdings, a hybrid bank/asset manager. Also, given that corporate coffers are flush with cash, we think it should be another good year for merger and acquisitions--benefiting companies such as Lazard, an investment-bank boutique that specializes in M&A transactions.

Within the Materials industry, we believe a multi-year cycle for agricultural commodities has just begun. Favorable legislation has fueled rapid expansion of the ethanol industry and it is consuming an Increasing amount of the nation's corn supplies. As higher corn prices encourage Increased plantings, we expect demand for fertilizers to rise significantly in the coming years. To benefit from this long-term trend, Terra Industries and UAP Holding were recently added to the Portfolio.

Among Health Care stocks, we prefer those that should be either immune or minimally affected by expected new legislative initiatives on pharmaceutical costs and safety, as well as expanding coverage for the uninsured. Examples Include Cutera, which makes lasers for non-invasive cosmetic procedures, and Quality Systems, which sells software systems for physicians.

Outlook

Economic growth has slowed, largely due to slowing housing and automobile sales. But this has been offset, in our view, by a relatively benign interest-rate environment and the expectation that the Fed may ease into cutting interest rates by the Spring. Money continues to flow into private equity in this low-interest-rate environment, providing additional fuel for equity markets. Overall, given the relatively low returns offered by money markets, fixed Income and real estate, we believe recent strong stock market performance could continue into 2007.

Economic Sectors	% of Total Investments
Consumer Discretionary	15.3%
Energy	5.5%
Financials	11.2%
Health Care	19.6%
Industrials	15.5%
Information Technology	28.3%
Materials	4.6%
Total	100%

1    For the fourth quarter 2006, the broad market Russell 3000 Value Index returned 8.10% versus the Russell 3000 Growth Index's return of 6.16%. Also, the small-cap focused Russell 2000® Index outperformed the S&P 500 Index with returns of 8.9% versus 6.7%. For the year ended December 31, 2006, the Russell 3000 Value Index returned 22.34% versus the Russell 3000 Growth Index's return of 9.46%. Also, the Russell 2000® Index outperformed the S&P 500 Index with returns of 18.9% versus 15.8%.

As of December 31, 2006, the following holdings contributed the following percentages of Portfolio net assets: FactSet Research Systems 2.43%, The9 Limited 1.48%, OYO Geospace 2.38%, Dolby Labs 2.67%, Corrections Corporation of America 2.12%, General Cable 1.56%, Aleris International 0.00%, Cash America 3.41%, Philadelphia Consolidated 2.30%, Red Robin Gourmet Burgers 0.63%, Guitar Center 0.00%, Allion 0.00%, Centene 2.14%, Horizon Health 1.44%, Boston Private Financial Holdings 0.48%, Lazard 0.00%, Terra Industries 2.19%, UAP Holding 1.55%, Cutera 0.79%, and Quality Systems 1.69%. Holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you Incur two types of costs: (1) transaction costs, and (2) ongoing costs, Including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were Included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/06	12/31/06	7/1/06 - 12/31/06
Actual	$1,000.00	$1,110.10	$5.32
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.16	$5.09

*    Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Ameritas Small Capitalization Portfolio:

We have audited the accompanying statement of net assets of the Ameritas Small Capitalization Portfolio, a series of Calvert Variable Series, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit Includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures Included confirmation of securities owned as of December 31, 2006, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also Includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Ameritas Small Capitalization Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 23, 2007

Small Capitalization Portfolio
Statement of Net Assets
December 31, 2006
Equity Securities - 99.9%	Shares	Value
Biotechnology - 2.6%
Alexion Pharmaceuticals, Inc.*	4,585	$185,188
Arena Pharmaceuticals, Inc.*	13,015	168,023
Ariad Pharmaceuticals, Inc.*	51,505	264,736
Cubist Pharmaceuticals, Inc.*	12,435	225,198
deCODE genetics, Inc.*	36,044	163,279
		1,006,424

Capital Markets - 3.6%
Cowen Group, Inc.*	22,465	475,135
Investment Technology Group, Inc.*	9,120	391,065
Lazard Ltd.	11,555	547,014
		1,413,214

Chemicals - 2.2%
Terra Industries, Inc.*	71,695	858,906

Commercial Banks - 0.5%
Boston Private Financial Holdings, Inc.	6,670	188,161

Commercial Services & Supplies - 8.4%
Corrections Corp of America*	18,397	832,096
Global Cash Access Holdings, Inc.*	50,420	818,317
School Specialty, Inc.*	15,105	566,286
Waste Connections, Inc.*	25,530	1,060,772
		3,277,471

Communications Equipment - 2.0%
EMS Technologies, Inc.*	20,995	420,530
Ixia*	36,745	352,752
		773,282

Computers & Peripherals - 1.5%
Avid Technology, Inc.*	16,095	599,700

Construction Materials - 1.6%
Texas Industries, Inc.	9,790	628,812

Consumer Finance - 3.4%
Cash America International, Inc.	28,475	1,335,477

Electrical Equipment - 1.6%
General Cable Corp.*	13,970	610,629

Electronic Equipment & Instruments - 7.9%
Coherent, Inc.*	29,660	936,366
Dolby Laboratories, Inc.*	33,710	1,045,684
OYO Geospace Corp.*	16,040	931,764
Photon Dynamics, Inc.*	16,675	194,931
		3,108,745

Energy Equipment & Services - 5.5%
Core Laboratories NV*	5,525	447,525
Oceaneering International, Inc.*	7,730	306,881
Tetra Technologies, Inc.*	30,654	784,129
Unit Corp.*	12,350	598,358
		2,136,893

Equity Securities - Cont'd	Shares	Value
Health Care Equipment & Supplies - 8.8%
American Medical Systems Holdings, Inc.*	42,175	$781,081
Arrow International, Inc.	19,570	692,387
Cutera, Inc.*	11,445	309,015
DJ Orthopedics, Inc.*	8,500	363,970
Respironics, Inc.*	21,920	827,480
Thoratec Corp.*	27,930	491,009
		3,464,942

Health Care Providers & Services - 4.7%
Centene Corp.*	34,090	837,591
Horizon Health Corp.*	28,745	562,540
Matria Healthcare, Inc.*	16,060	461,404
		1,861,535

Health Care Technology - 2.5%
Eclipsys Corp.*	47,615	978,964

Hotels, Restaurants & Leisure - 3.1%
Red Robin Gourmet Burgers, Inc.*	6,835	245,035
Shuffle Master, Inc.*	14,975	392,345
Vail Resorts, Inc.*	12,575	563,611
		1,200,991

Household Durables - 2.3%
Universal Electronics, Inc.*	43,241	908,926

Insurance - 3.7%
American Safety Insurance Holdings Ltd.*	10,965	203,401
First Mercury Financial Corp.*	14,325	336,924
Philadelphia Consolidated Holding Corp.*	20,200	900,112
		1,440,437

Internet Software & Services - 1.4%
eCollege.com, Inc.*	17,455	273,171
Internet Capital Group, Inc.*	26,850	275,481
		548,652

Leisure Equipment & Products - 1.2%
Pool Corp.	12,275	480,812

Life Sciences - Tools & Services - 0.9%
Icon plc (ADR)*	9,392	354,078

Machinery - 4.1%
Actuant Corp.	10,415	496,274
Bucyrus International, Inc.	21,080	1,091,101
		1,587,375

Media - 1.0%
Entravision Communications Corp.*	48,635	399,780

Metals & Mining - 0.8%
Claymont Steel Holdings, Inc.*	18,010	331,204

Oil, Gas & Consumable Fuels - 0.0%
US BioEnergy Corp.*	105	1,785

Semiconductors & Semiconductor Equipment - 6.5%
Advanced Energy Industries, Inc.*	32,625	615,634
Eagle Test Systems, Inc.*	15,570	227,011
Integrated Device Technology, Inc.*	52,895	818,814
Supertex, Inc.*	9,585	376,211

Equity Securities - Cont'd	Shares	Value
Semiconductors & Semiconductor Equipment - Cont'd
Trident Microsystems, Inc.*	28,620	$520,312
		2,557,982

Software - 8.9%
ANSYS Inc.*	20,195	878,280
FactSet Research Systems, Inc.	16,880	953,382
Netsmart Technologies, Inc.*	24,730	401,615
Quality Systems, Inc.	17,750	661,543
The9 Ltd. (ADR)*	18,045	581,410
		3,476,230

Specialty Retail - 3.9%
Build-A-Bear Workshop, Inc.*	21,910	613,918
Genesco, Inc.*	25,025	933,433
		1,547,351

Textiles, Apparel & Luxury Goods - 3.7%
Carter's, Inc.*	21,630	551,565
Volcom, Inc.*	30,345	897,301
		1,448,866

Trading Companies & Distributors - 1.6%
UAP Holding Corp.	24,145	607,971

Total Equity Securities (Cost $31,811,556)		39,135,595

TOTAL INVESTMENTS (Cost $31,811,556) - 99.9%		39,135,595
Other assets and liabilities, net - 0.1%		55,917
Net Assets - 100%		$39,191,512

Net Assets Consist of:
Paid-in capital applicable to 1,170,743 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$66,629,016
Accumulated net realized gain (loss) on investments		(34,761,543)
Net unrealized appreciation (depreciation) on investments		7,324,039

Net Assets		$39,191,512

Net Asset Value Per Share		$33.48

Abbreviations:

ADR:   American Depositary Receipt

*   Non-Income producing security.

See notes to financial statements.

Small Capitalization Portfolio
Statement of Operations
Year Ended December 31, 2006

Net Investment Income
Investment Income:
Dividend Income	$52,194
Interest Income	10,901
Total investment Income	63,095

Expenses:
Investment advisory fee	322,014
Transfer agent fees and expenses	2,540
Accounting fees	6,028
Directors' fees and expenses	4,856
Administrative fees	46,353
Custodian fees	15,796
Reports to shareholders	20,516
Professional fees	19,240
Miscellaneous	7,020
Total expenses	444,363
Reimbursement from Advisor	(47,900)
Fees paid indirectly	(17,622)
Net expenses	378,841

Net Investment Income (Loss)	(315,746)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	3,466,196
Change in unrealized appreciation (depreciation)	3,887,253

Net Realized and Unrealized Gain
(Loss) on Investments	7,353,449

Increase (Decrease) in Net Assets
Resulting From Operations	$7,037,703

See notes to financial statements.

Small Capitalization Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment Income (loss)	($315,746)	($254,863)
Net realized gain (loss) on investments	3,466,196	(466,718)
Change in unrealized appreciation (depreciation)	3,887,253	1,480,105

Increase (Decrease) in Net Assets
Resulting From Operations	7,037,703	758,524

Capital share transactions:
Shares sold	3,860,876	2,443,014
Shares redeemed	(7,215,808)	(7,573,114)
Total capital share transactions	(3,354,932)	(5,130,100)

Total Increase (Decrease) in Net Assets	3,682,771	(4,371,576)

Net Assets
Beginning of year	35,508,741	39,880,317
End of year	$39,191,512	$35,508,741

Capital Share Activity
Shares sold	124,058	92,225
Shares redeemed	(231,974)	(287,114)
Total capital share activity	(107,916)	(194,889)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Small Capitalization Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2006, no securities were fair valued under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may Include proceeds from litigation. Dividend Income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest Income, which Includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment Income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with Income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect Income and gains available for distribution under Income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of Income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal Income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

NOTE B -- RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company ("UNIFI"). Prior to November 18, 2006, Ameritas Investment Corp. served as the Advisor. Ameritas Investment Corp. is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company. ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by UNIFI.

The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .85% of the Portfolio's average daily net assets. Under the terms of the agreement, $28,513 was payable at year end. In addition, $994 was payable at year end for operating expenses paid by the Advisor during December 2006.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2007. The contractual expense cap is 1.00%. For the purpose of this expense limit, operating expenses do not Include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets (prior to November 18, 2006, .05% of the Portfolio's average daily net assets or a minimum of $50,000). Under the terms of the agreement, $1,677 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 ($15,000 prior to January 1, 2006) for Directors not serving on other Calvert Fund Boards, $8,000 ($4,000 prior to January 1, 2006) for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $24,971,449 and $28,486,411 respectively.

The cost of investments owned at December 31, 2006 for federal Income tax purposes was $31,840,848. Net unrealized appreciation aggregated $7,294,747, of which $8,391,175 related to appreciated securities and $1,096,428 related to depreciated securities. Net realized capital loss carryforwards for federal Income tax purposes of $22,468,513, $11,902,668 and $361,070 at December 31, 2006 may be utilized to offset future capital gains until expiration in December 2009, December 2010 and December 2013, respectively.

As of December 31, 2006 the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Capital loss carryforward	($34,732,251)
Unrealized appreciation (depreciation)	7,294,747
Total	($27,437,504)

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect Income and gains available for distributions (or available capital loss carryforwards, as applicable) under Income tax law and regulations. The primary permanent differences causing such reclassifications are due to the treatment of net operating losses and the recharacterization of Income from broker commissions.

Undistributed net investment Income	$315,746
Accumulated net realized gain (loss)	43,506
Paid in capital	(359,252)

The differences between components of distributable earnings on a tax basis and the amount reflected in the statement of net assets are primarily due to wash sales.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is Incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2006. For the year ended December 31, 2006, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$6,144	5.67%	$281,982	December 2006

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Small Capitalization Portfolio	2006	2005	2004
Net asset value, beginning	$27.77	$27.06	$26.44
Income from investment operations
Net investment Income (loss)	(.27)	(.20)	(.24)
Net realized and unrealized gain (loss)	5.98	.91	.86
Total from investment operations	5.71	.71	.62
Total Increase (decrease) in net asset value	5.71	.71	.62
Net asset value, ending	$33.48	$27.77	$27.06

Total return*	20.56%	2.62%	2.34%
Ratios to average net assets: A
Net investment Income (loss)	(.83%)	(.71%)	(.90%)
Total expenses	1.17%	1.22%	1.29%
Expenses before offsets	1.05%	1.08%	1.04%
Net expenses	1.00%	1.00%	1.00%
Portfolio turnover	67%	49%	349%
Net assets, ending (in thousands)	$39,192	$35,509	$39,880

	Years Ended
	December 31,	December 31,
Small Capitalization Portfolio	2003	2002
Net asset value, beginning	$19.04	$29.40
Income from investment operations
Net investment Income (loss)	(.19)	(.23)
Net realized and unrealized gain (loss)	7.59	(10.13)
Total from investment operations	7.40	(10.36)
Total Increase (decrease) in net asset value	7.40	(10.36)
Net asset value, ending	$26.44	$19.04

Total return*	38.87%	(35.24%)
Ratios to average net assets: A
Net investment Income (loss)	(.83%)	(.91%)
Total expenses	1.26%	1.16%
Expenses before offsets	1.04%	1.05%
Net expenses	1.00%	1.00%
Portfolio turnover	169%	140%
Net assets, ending (in thousands)	$42,096	$31,762

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

*    Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets Include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically Include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, Including each security's market value on the last day of the reporting period. The Statement of Net Assets Includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment Income earned and expenses Incurred in operating the fund. Investment Income Includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses Incurred in operating the fund Include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the Increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment Income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions Include distributions from net investment Income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend Income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on September 14, 2006, the Board of Directors, and by a separate vote, the disinterested Directors, initially approved the Investment Advisory Agreement between the Portfolio and Calvert Asset Management Company, Inc. ("CAMCO") and the Investment Subadvisory Agreement between CAMCO and the Subadvisor with respect to the Portfolio.

At the September 14, 2006 meeting of the Board, the Board accepted the resignation of AIC as investment adviser to the Portfolio, and approved the selection of CAMCO as the new investment adviser. In this connection, the Board determined that the change was in the best interests of the Portfolio and its shareholders, recognizing CAMCO's long-standing presence in the investment management arena and its depth of experience in managing mutual funds, Including taking into account the Board's familiarity with CAMCO with respect to its management of the Fund's Calvert Portfolios. In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to CAMCO. The disinterested Directors reviewed a report prepared by CAMCO regarding various services to be provided to the Portfolio by CAMCO as the investment adviser. Such report Included, among other data, information regarding CAMCO's personnel and CAMCO's revenue.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the approval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed change of investment adviser and approval of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in a private session with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services to be provided by CAMCO, Including the investment management staffing and the portfolio managers' experience and qualifications; the investment performance of the other mutual funds for which CAMCO currently acted as investment adviser; CAMCO's financial condition; the level and method of computing the Portfolio's advisory fee, Including the fact that the advisory fee would not Increase under the Investment Advisory Agreement; the profitability of the Calvert Group of Funds to CAMCO as the investment adviser; the direct and indirect benefits, if any, to be derived by CAMCO from its relationship with the Portfolio; CAMCO's compliance programs and policies; CAMCO's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by CAMCO under the Investment Advisory Agreement, the Board reviewed information provided by CAMCO relating to its operations and personnel, Including, among other information, biographical information on CAMCO's investment, supervisory and professional staff, and descriptions of its organizational and management structure. The Board also took into account its familiarity with management through Board of Directors' meetings, discussions and other reports with respect to the Fund's Calvert Portfolios. The Board considered CAMCO's management style and its performance in overseeing subadvisors, as well as its current level of staffing and overall resources. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by CAMCO under the Investment Advisory Agreement.

The Board reviewed management's proposal and reasons for recommending the Investment Advisory Agreement, as summarized above. The Board also took into account CAMCO's discussion of the Portfolio's performance (which Included a review of the current one-, three-, and five-year and since Inception total investment performance, on both a gross and net basis, of the Portfolio, and a comparison of this information to the performance of the Portfolio's benchmark; the median performance of the Portfolio's "peer group" as categorized by Lipper, Inc. ("Lipper"); and the one-, three-, and five-year Lipper "ranking" within the Portfolio's peer group on a numeric percentile and quartile ranking basis). The Board noted that, as of June 30, 2006, the Portfolio had underperformed its benchmark and was below the median of its peer group for the one-, three-, and five-year periods and period since Inception. The Board took into account management's discussion of the Portfolio's improved performance under the current Subadvisor. The Board also took into account additional comparative information relating to the performance of the Portfolio that it received at its quarterly meetings, as well as information comparing the Portfolio's performance and expenses with comparable mutual funds that it received in connection with its annual contract renewal considerations. The Board also took into account the fact that the Portfolio's current expense limitations would remain in effect. The Board also noted management's discussion of the opportunity for potential economies of scale as a result of CAMCO managing all of the Portfolios of the Fund.

In approving the Investment Advisory Agreement, the Board, Including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors considered information relating to the Subadvisor's operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided performance information for itself and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices. In this regard, the Board took into account information provided periodically throughout the previous year by the Subadvisor, as well as the Board's familiarity with the Subadvisor's management through Board of Directors' meetings, discussions and other reports.

The Board approved the Investment Subadvisory Agreement between CAMCO and the Subadvisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, Including those related to personal investing; and any disciplinary history. In addition, the Board considered certain information received in connection with its annual contract renewal considerations. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's current one-, three-, and five-year and since Inception total investment performance, on both a gross and net basis, and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted CAMCO's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the subadvisors to the Fund's Calvert Portfolios.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement would be paid by CAMCO out of the advisory fee that CAMCO would receive under the Investment Advisory Agreement and also noted that the subadvisory fee to be paid under the Investment Subadvisory Agreement was identical to that paid under the existing investment subadvisory agreement between AIC and the Subadvisor. The Board also relied on the ability of management to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. Based upon its review, the Board determined that the subadvisory fee was reasonable. For each of the above reasons, the profitability to the Subadvisor of its relationship with the Portfolio was not a material factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration, although the Board noted that the subadvisory fee scheduled contained breakpoints that would reduce the subadvisory fee to be paid by CAMCO to the Subadvisor as the Portfolio's assets Increased.

In approving the Investment Subadvisory Agreement, the Board, Including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) CAMCO had demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor was qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objectives and policies; (c) CAMCO and the Subadvisor maintained appropriate compliance programs; (d) the Subadvisor was likely to execute its investment strategies consistently over time; (e) performance of the Portfolio was satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio's advisory and subadvisory fees were reasonable in relation to those of similar funds and to the services to be provided by CAMCO and the Subadvisor. Based on its conclusions, the Board determined that approval of the Investment Advisory Agreement and the Investment Subadvisory Agreement was in the interests of the Portfolio and its shareholders.

Director and Officer Information Table

			# of Calvert
	Position	Position	Portfolios		Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Age	Fund	Date	During Last 5 Years		(Not Applicable to Officers)
DISINTERESTED DIRECTORS

FRANK H. BLATZ, JR., Esq. AGE: 71	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	26
ALICE GRESHAM AGE: 56	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	14	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 61	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 60	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	14	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH AGE: 69	Director	1982	Retired executive.	26	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 54	Director & Chairperson	1997	President, Chief Executive Officer and Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
WILLIAM LESTER AGE: 49	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	14
OFFICERS
KAREN BECKER AGE: 54	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 48	Assistant Vice President and Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 42	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 38	Assistant Vice President and Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.
STEVEN A. FALCI AGE: 47	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2003, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 33	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 57	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 56	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 42	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 36	Assistant Vice President and Assistant Secretary	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2002, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
JANE B. MAXWELL, Esq. AGE: 54	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
ANDREW K. NIEBLER, Esq. AGE: 39	Assistant Secretary	2006	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton for 7 years.
CATHERINE P. ROY AGE: 51	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 59	Vice President and Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 54	Treasurer	1982	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 45	Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

A special meeting was held on November 17, 2006 by the Ameritas Portfolios of Calvert Variable Series, Inc. for the purpose of approving a new Investment Advisory Agreement with Calvert Asset Management Company, Inc. The voting results were as follows:

Portfolio	For	Against	Abstain
Ameritas Income & Growth	10,619,225.054	218,682.882	437,485.561
Ameritas Small Capitalization	1,137,835.011	21,944.056	60,359.101
Ameritas MidCap Growth	1,771,362.840	72,412.409	73,225.090
Ameritas Core Strategies	3,565,719.774	57,107.453	138,536.011
Ameritas Index 500	604,906.110	17,566.695	37,923.119
Ameritas Money Market	80,065,548.093	666,085.051	4,621,919.021
Ameritas Focused MidCap Value	2,214,377.621	37,834.980	121,793.151
Ameritas Small Company Equity	906,164.519	3,087.817	26,956.287


Ameritas
Small Company Equity Portfolio
Portfolio within Calvert Variable Series, Inc.

Annual Report

December 31, 2006

Ameritas

A UNIFI Company

Ameritas Small Company Equity Portfolio
Portfolio within Calvert Variable Series, Inc.

Annual Report, December 31, 2006

3	Portfolio Manager Remarks
5	Shareholder Expense Example
6	Report of Independent Registered Public Accounting Firm
7	Statement of Net Assets
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Notes to Financial Statements
15	Financial Highlights
16	Explanation of Financial Tables
17	Proxy Voting and Availability of Quarterly Portfolio Holdings
18	Basis for Board's Approval of Investment Advisory Contract
21	Director and Officer Information Table

Ameritas Small Company Equity Portfolio
Portfolio within Calvert Variable Series, Inc.
Managed by OFI Institutional Asset Management

A word from portfolio management:

Performance

Ameritas Small Company Equity Portfolio returned 8.09% for the one-year period ended December 31, 2006. Its benchmark, the Russell 2000® Index, returned 18.3%. Portfolio underperformance was primarily due to stock selection in the Consumer Discretionary and Financials sectors.

Small Company Equity Portfolio1

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.06)

One year	8.09%
Five year	9.01%
Since Inception (1.2.01)	12.60%

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

Markets and Investment Climate

The Russell 2000® Index climbed 13.9% during the first quarter, reflecting optimism from stock investors that the Federal Reserve (Fed) was done with short-term interest rate Increases. But in the second quarter, the Fed spoke forcefully about the need to control inflation. Shortly after its peak in early May, the Index gave up half of its year-to-date performance in a matter of weeks--ending the second quarter down 5.0%. The roller-coaster behavior of the Index suggested a market transition might be under way from the lower-quality companies with less ability to estimate earnings toward the higher-quality companies with more certain and visible earnings estimates that we prefer.

The volatility of the Russell 2000® Index continued into the third quarter as it lost 3.3% in July, regained 3.0% in August, and edged up another 0.8% in September--thus eking out a 0.4% total return for the quarter. Much of this volatility coIncided with the rise and fall of oil prices. Meanwhile, the impact of relatively high interest rates began to take effect and the economy continued to slow.

The fourth quarter began as the first one did, with a rapid climb in Index values, reflecting investors' belief that the next move in the rate cycle would be down. During the month of October alone the Russell 2000® rose 5.8%. Then, sluggish behavior took over as investors sought to lock in their annual gains, however, a year-end rally resulted in a strong 8.9% quarterly return for the index.

Portfolio Strategy

The relative underperformance of holdings in Consumer Discretionary and Financials cost the portfolio 6.6 percentage points of relative return, as these sectors suffered during the year from the decline of housing stocks and concerns over the slowing economy. In fact, four of the Portfolio's six weakest stocks were Consumer Discretionary positions.

Overall, 25 new stocks were added and 27 companies were sold during the year. Companies were sold due to either a corporate takeover or our belief that the firm's underlying fundamentals were not improving. New additions came largely from the software, health care and retail industries, and tend to have higher growth and more certain earnings forecasts than the positions that we sold.

Outlook

We see a continued temperate climate for the economy in 2007, one that is neither "too hot nor too cold." Although housing continues to dampen the economy, we believe the consumer is resilient and that industrial activity continues to be strong. Combined, we think the US gross domestic product (GDP) should rise by at least 2% in the New Year. Employment appears to be strong, with demand for skilled workers driving Incomes higher.

We continue to look for companies with strong balance sheets and sound management, whose products and services are Increasingly in demand. We currently see promising stocks in the Health Care and Information Technology sectors, especially in software. Given our opinion that demand will continue to rise for the products of industrial America, we are maintaining the Portfolio's traditional overweighting to the Industrials sector.

Finally, corporate coffers are flush with cash, generating robust demand for industrial goods. Many companies are using this cash to replace less efficient capital equipment and acquire productivity-enhancing technologies--both of which can lower the breakeven point for profitability and drive future operating power. In addition, many companies are using cash to buy back company shares, which can Increase the stock's market value. We believe the current economic climate and strong cash position of many corporations will sustain corporate earnings growth throughout 2007--benefiting both the stock market and investors.

Economic Sectors	% of Total Investments
Consumer Discretionary	7.4%
Energy	10.5%
Financials	24.2%
Health Care	8.3%
Industrials	24.8%
Information Technology	13.2%
Materials	1.2%
U.S. Government Agency Obligations	8.4%
Utilities	2.0%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you Incur two types of costs: (1) transaction costs, and (2) ongoing costs, Including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were Included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/06	12/31/06	7/1/06 - 12/31/06
Actual	$1,000.00	$1,058.60	$6.90
Hypothetical (5% return per year before expenses)	$1,000.00	$1,018.50	$6.77

*   Expenses are equal to the Fund's annualized expense ratio of 1.33%, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Ameritas Small Company Equity Portfolio:

We have audited the accompanying statement of net assets of the Ameritas Small Company Equity Portfolio, a series of Calvert Variable Series, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit Includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures Included confirmation of securities owned as of December 31, 2006, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also Includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Ameritas Small Company Equity Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 23, 2007

Small Company Equity Portfolio
Statement of Net Assets
December 31, 2006

Equity Securities - 91.2%	Shares	Value
Aerospace & Defense - 2.3%
Heico Corp.	7,700	$298,991
Teledyne Technologies, Inc.*	5,800	232,754
		531,745

Air Freight & Logistics - 0.5%
C.H. Robinson Worldwide, Inc.	2,600	106,314

Building Products - 1.0%
Trex Co., Inc.*	10,000	228,900

Capital Markets - 4.3%
Evercore Partners, Inc.*	1,600	58,960
Jefferies Group, Inc.	20,100	539,082
Penson Worldwide, Inc.*	13,800	378,258
		976,300

Commercial Banks - 10.5%
Alabama National Bancorp.	4,900	336,777
Boston Private Financial Holdings, Inc.	15,100	425,971
Centennial Bank Holdings, Inc.*	27,000	255,420
Financial Institutions, Inc.	12,500	288,125
First Republic Bank	8,725	340,973
Pacific Capital Bancorp	10,800	362,664
UMB Financial Corp.	10,800	394,308
		2,404,238

Commercial Services & Supplies - 5.1%
FTI Consulting, Inc.*	12,800	356,992
G & K Services, Inc.	6,800	264,452
Navigant Consulting, Inc.*	15,100	298,376
Schawk, Inc.	12,300	240,342
		1,160,162

Diversified Consumer Services - 1.9%
Matthews International Corp.	9,300	365,955
Universal Technical Institute, Inc.*	3,100	68,851
		434,806

Electrical Equipment - 4.9%
AZZ, Inc.*	3,900	199,680
Baldor Electric Co.	12,100	404,382
II-VI, Inc.*	18,500	516,890
		1,120,952

Electronic Equipment & Instruments - 2.8%
Coherent, Inc.*	14,400	454,608
IPG Photonics Corp.*	700	16,800
NU Horizons Electronics Corp.*	15,400	158,466
		629,874

Energy Equipment & Services - 6.8%
Cal Dive International, Inc.*	35,200	441,760
RPC, Inc.	18,562	313,327
Unit Corp.*	8,300	402,135
W-H Energy Services, Inc.*	8,100	394,389
		1,551,611

Equity Securities - Cont'd	Shares	Value
Health Care Equipment & Supplies - 3.8%
Merit Medical Systems, Inc.*	17,800	$281,952
Orthofix International NV*	4,500	225,000
West Pharmaceutical Services, Inc.	7,200	368,856
		875,808

Health Care Providers & Services - 1.3%
Providence Service Corp.*	11,400	286,482

Industrial Conglomerates - 2.6%
Carlisle Co.'s, Inc.	3,100	243,350
Teleflex, Inc.	5,400	348,624
		591,974

Insurance - 5.8%
Darwin Professional Underwriters, Inc.*	17,400	408,030
Donegal Group, Inc.	22,012	431,215
Harleysville Group, Inc.	4,900	170,618
IPC Holdings Ltd.	9,800	308,210
		1,318,073

Internet & Catalog Retail - 0.6%
Shutterfly, Inc.*	10,100	145,440

Internet Software & Services - 1.2%
Online Resources Corp.*	26,500	270,565

IT Services - 2.4%
Wright Express Corp.*	17,300	539,241

Life Sciences - Tools & Services - 3.2%
Charles River Laboratories International, Inc.*	6,400	276,800
Varian, Inc.*	10,200	456,858
		733,658

Machinery - 4.3%
Kaydon Corp.	10,300	409,322
RBC Bearings, Inc.*	20,200	578,932
		988,254

Media - 2.3%
Lin TV Corp.*	25,400	252,730
Saga Communications, Inc.*	29,250	281,092
		533,822

Metals & Mining - 1.2%
Northwest Pipe Co.*	8,000	268,960

Multi-Utilities - 2.0%
Aquila, Inc.*	95,800	450,260

Oil, Gas & Consumable Fuels - 3.6%
Berry Petroleum Co.	14,200	440,342
US BioEnergy Corp.*	23,300	396,100
		836,442

Road & Rail - 2.2%
Heartland Express, Inc.	10,533	158,205
Knight Transportation, Inc.	5,937	101,226
Landstar System, Inc.	3,000	114,540
Vitran Corp, Inc.*	7,000	121,590
		495,561

Equity Securities - Cont'd	Shares	Value
Semiconductors & Semiconductor Equipment - 4.9%
Entegris, Inc.*	29,007	$313,856
Micrel, Inc.*	38,000	409,640
PDF Solutions, Inc.*	28,000	404,600
		1,128,096

Software - 1.9%
i2 Technologies, Inc.*	18,700	426,734

Textiles, Apparel & Luxury Goods - 2.5%
Carter's, Inc.*	8,700	221,850
Fossil, Inc.*	15,600	352,248
		574,098

Thrifts & Mortgage Finance - 3.5%
First Mutual Bancshares, Inc.	4,000	92,720
Provident Financial Services, Inc.	19,600	355,348
Webster Financial Corp.	7,400	360,528
		808,596

Trading Companies & Distributors - 1.8%
Interline Brands, Inc.*	18,100	406,707

Total Equity Securities (Cost $17,971,731)		20,823,673

	Principal
U.S. Government Agencies and Instrumentalities - 8.3%	Amount	Value
Federal Home Loan Bank Discount Notes, 1/2/07	$1,900,000	1,899,747

Total U.S. Government Agencies and Instrumentalities (Cost $1,899,747)		1,899,747

TOTAL INVESTMENTS (Cost $19,871,478) - 99.5%		22,723,420
Other assets and liabilities, net - 0.5%		113,924
Net Assets - 100%		$22,837,344

Net Assets Consist of:
Paid-in capital applicable to 1,008,999 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$18,966,717
Accumulated net realized gain (loss) on investments		1,018,685
Net unrealized appreciation (depreciation) on investments		2,851,942

Net Assets		$22,837,344

Net Asset Value per Share		$22.63

* Non-Income producing security.

See notes to financial statements.

Small Company Equity Portfolio
Statement of Operations
Year Ended December 31, 2006

Net Investment Income
Investment Income:
Interest Income	$10,662
Dividend Income	160,524
Total investment Income	171,186

Expenses:
Investment advisory fee	273,507
Transfer agent fees and expenses	1,996
Accounting fees	4,019
Directors' fees and expenses	3,040
Administrative fees	45,344
Custodian fees	17,034
Reports to shareholders	12,916
Professional fees	18,719
Miscellaneous	6,517
Total expenses	383,092
Reimbursement from Advisor	(40,998)
Fees paid indirectly	(17,305)
Net expenses	324,789

Net Investment Income (Loss)	(153,603)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	2,017,702
Change in unrealized appreciation (depreciation)	62,369

Net Realized and Unrealized Gain
(Loss) on Investments	2,080,071

Increase (Decrease) in Net Assets
Resulting From Operations	$1,926,468

See notes to financial statements.

Small Company Equity Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment Income (loss)	($153,603)	($216,913)
Net realized gain (loss) on investments	2,017,702	2,629,562
Change in unrealized appreciation (depreciation)	62,369	(2,927,949)

Increase (Decrease) in Net Assets
Resulting From Operations	1,926,468	(515,300)

Distributions to shareholders from:
Net realized gain	(2,276,521)	(1,637,188)

Capital share transactions:
Shares sold	1,709,373	5,132,293
Reinvestment of distributions	2,276,520	1,637,188
Shares redeemed	(7,079,206)	(5,747,830)
Total capital share transactions	(3,093,313)	1,021,651

Total Increase (Decrease) in Net Assets	(3,443,366)	(1,130,837)

Net Assets
Beginning of year	26,280,710	27,411,547
End of year	$22,837,344	$26,280,710

Capital Share Activity
Shares sold	69,689	211,284
Reinvestment of distributions	99,672	69,936
Shares redeemed	(291,925)	(236,158)
Total capital share activity	(122,564)	45,062

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Small Company Equity Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2006, no securities were fair valued under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may Include proceeds from litigation. Dividend Income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest Income, which Includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment Income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with Income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect Income and gains available for distribution under Income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of Income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal Income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

NOTE B -- RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company ("UNIFI"). Prior to November 18, 2006, Ameritas Investment Corp. served as the Advisor. Ameritas Investment Corp. is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company. ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by UNIFI.

The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 1.12% of the Portfolio's average daily net assets. Under the terms of the agreement, $21,602 was payable at year end. In addition, $1,131 was payable at year end for operating expenses by the Advisor during December 2006.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2007. The contractual expense cap is 1.33%. For the purpose of this expense limit, operating expenses do not Include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets (prior to November 18, 2006, .05% of the Portfolio's average daily net assets or a minimum of $50,000). Under the terms of the agreement, $964 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 ($15,000 prior to January 1, 2006) for Directors not serving on other Calvert Fund Boards, $8,000 ($4,000 prior to January 1, 2006) for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $10,272,168 and $16,067,691, respectively.

The cost of investments owned at December 31, 2006 for federal Income tax purposes was $19,872,577. Net unrealized appreciation aggregated $2,850,843, of which $3,633,350 related to appreciated securities and $782,507 related to depreciated securities.

The tax character of dividends and distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

	2006	2005
Distributions paid from:
Ordinary Income	--	$9,386
Long-term capital gain	$2,276,521	1,627,802
Total	$2,276,521	$1,637,188

As of December 31, 2006 the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed long-term capital gain	$1,019,784
Unrealized appreciation (depreciation)	2,850,843
Total	$3,870,627

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect Income and gains available for distributions (or available capital loss carryforwards, as applicable) under Income tax law and regulations. The primary permanent difference causing such reclassification is due to the tax treatment of net operating losses.

Undistributed net investment Income	$153,603
Paid in capital	(153,603)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is Incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2006. For the year ended December 31, 2006, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$2,099	5.58%	$158,726	June 2006

Tax Information (Unaudited)

Small Company Equity Portfolio designates $2,276,521 as capital gain dividends paid during the calendar year ended December 31, 2006.

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Small Company Equity	2006	2005	2004
Net asset value, beginning	$23.23	$25.23	$23.41
Income from investment operations
Net investment Income (loss)	(.15)	(.19)	(.18)
Net realized and unrealized gain (loss)	2.05	(.27)	3.74
Total from investment operations	1.90	(.46)	3.56
Distributions from:
Net realized gain	(2.50)	(1.54)	(1.74)
Total Increase (decrease) in net asset value	(0.60)	(2.00)	1.82
Net asset value, ending	$22.63	$23.23	$25.23

Total return*	8.09%	(1.87%)	15.18%
Ratios to average net assets: A
Net investment Income (loss)	(.63%)	(.81%)	(.84%)
Total expenses	1.57%	1.61%	1.61%
Expenses before offsets	1.40%	1.61%	1.54%
Net expenses	1.33%	1.47%	1.50%
Portfolio turnover	45%	45%	49%
Net assets, ending (in thousands)	$22,837	$26,281	$27,412

	Years Ended
	December 31,	December 31,
Small Company Equity	2003	2002
Net asset value, beginning	$17.79	$19.46
Income from investment operations
Net investment Income (loss)	(.15)	(.14)
Net realized and unrealized gain (loss)	6.55	(1.29)
Total from investment operations	6.40	(1.43)
Distributions from:
Net realized gain	(.78)	(.24)
Total Increase (decrease) in net asset value	5.62	(1.67)
Net asset value, ending	$23.41	$17.79

Total return*	35.91%	(7.32%)
Ratios to average net assets: A
Net investment Income (loss)	(.79%)	(.76%)
Total expenses	1.78%	1.82%
Expenses before offsets	1.57%	1.64%
Net expenses	1.50%	1.50%
Portfolio turnover	55%	46%
Net assets, ending (in thousands)	$23,170	$16,511

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

*    Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets Include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically Include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, Including each security's market value on the last day of the reporting period. The Statement of Net Assets Includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment Income earned and expenses Incurred in operating the fund. Investment Income Includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses Incurred in operating the fund Include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the Increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment Income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions Include distributions from net investment Income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend Income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on September 14, 2006, the Board of Directors, and by a separate vote, the disinterested Directors, initially approved the Investment Advisory Agreement between the Portfolio and Calvert Asset Management Company, Inc. ("CAMCO") and the Investment Subadvisory Agreement between CAMCO and the Subadvisor with respect to the Portfolio.

At the September 14, 2006 meeting of the Board, the Board accepted the resignation of AIC as investment adviser to the Portfolio, and approved the selection of CAMCO as the new investment adviser. In this connection, the Board determined that the change was in the best interests of the Portfolio and its shareholders, recognizing CAMCO's long-standing presence in the investment management arena and its depth of experience in managing mutual funds, Including taking into account the Board's familiarity with CAMCO with respect to its management of the Fund's Calvert Portfolios. In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to CAMCO. The disinterested Directors reviewed a report prepared by CAMCO regarding various services to be provided to the Portfolio by CAMCO as the investment adviser. Such report Included, among other data, information regarding CAMCO's personnel and CAMCO's revenue.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the approval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed change of investment adviser and approval of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in a private session with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services to be provided by CAMCO, Including the investment management staffing and the portfolio managers' experience and qualifications; the investment performance of the other mutual funds for which CAMCO currently acted as investment adviser; CAMCO's financial condition; the level and method of computing the Portfolio's advisory fee, Including the fact that the advisory fee would not Increase under the Investment Advisory Agreement; the profitability of the Calvert Group of Funds to CAMCO as the investment adviser; the direct and indirect benefits, if any, to be derived by CAMCO from its relationship with the Portfolio; CAMCO's compliance programs and policies; CAMCO's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by CAMCO under the Investment Advisory Agreement, the Board reviewed information provided by CAMCO relating to its operations and personnel, Including, among other information, biographical information on CAMCO's investment, supervisory and professional staff, and descriptions of its organizational and management structure. The Board also took into account its familiarity with management through Board of Directors' meetings, discussions and other reports with respect to the Fund's Calvert Portfolios. The Board considered CAMCO's management style and its performance in overseeing subadvisors, as well as its current level of staffing and overall resources. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by CAMCO under the Investment Advisory Agreement.

The Board reviewed management's proposal and reasons for recommending the Investment Advisory Agreement, as summarized above. The Board also took into account CAMCO's discussion of the Portfolio's performance (which Included a review of the current one-, three-, and five-year and since Inception total investment performance, on both a gross and net basis, of the Portfolio, and a comparison of this information to the performance of the Portfolio's benchmark; the median performance of the Portfolio's "peer group" as categorized by Lipper, Inc. ("Lipper"); and the one-, three-, and five-year Lipper "ranking" within the Portfolio's peer group on a numeric percentile and quartile ranking basis). The Board noted that, as of June 30, 2006, the Portfolio had underperformed its benchmark for the one-, three-, and five-year periods; had outperformed its benchmark for the period since Inception; was below the median of its peer group for the one-and three-year periods; and was above the median of its peer group for the five-year period and period since Inception. The Board also noted management's continued monitoring of such performance. The Board also took into account additional comparative information relating to the performance of the Portfolio that it received at its quarterly meetings, as well as information comparing the Portfolio's performance and expenses with comparable mutual funds that it received in connection with its annual contract renewal considerations. The Board also took into account the fact that the Portfolio's current expense limitations would remain in effect. The Board also noted management's discussion of the opportunity for potential economies of scale as a result of CAMCO managing all of the Portfolios of the Fund.

In approving the Investment Advisory Agreement, the Board, Including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors considered information relating to the Subadvisor's operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided performance information for itself and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices. In this regard, the Board took into account information provided periodically throughout the previous year by the Subadvisor, as well as the Board's familiarity with the Subadvisor's management through Board of Directors' meetings, discussions and other reports. The Board also considered certain information received in connection with its deliberations during the March 9, 2006 meeting at which they initially approved the existing investment subadvisory agreement between AIC and the Subadvisor with respect to the Portfolio.

The Board approved the Investment Subadvisory Agreement between CAMCO and the Subadvisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, Including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's current one-, three-, and five-year and since Inception total investment performance, on both a gross and net basis, and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted CAMCO's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the subadvisors to the Fund's Calvert Portfolios.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement would be paid by CAMCO out of the advisory fee that CAMCO was to receive under the Investment Advisory Agreement and also noted that the subadvisory fee to be paid under the Investment Subadvisory Agreement was identical to that paid under the existing investment subadvisory agreement between AIC and the Subadvisor. The Board also relied on the ability of management to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. The Board also took into account the recent reduction in the subadvisory fee. Based upon its review, the Board determined that the subadvisory fee was reasonable. For each of the above reasons, the profitability to the Subadvisor of its relationship with the Portfolio was not a material factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration, although the Board noted that the subadvisory fee schedule contained breakpoints that would reduce the subadvisory fee to be paid by CAMCO to the Subadvisor as the Portfolio's assets Increased.

In approving the Investment Subadvisory Agreement, the Board, Including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) CAMCO had demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor was qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objectives and policies; (c) CAMCO and the Subadvisor maintained appropriate compliance programs; (d) the Subadvisor was likely to execute its investment strategies consistently over time; (e) appropriate action was being taken with respect to the performance of the Portfolio; and (f) the Portfolio's advisory and subadvisory fees were reasonable in relation to those of similar funds and to the services to be provided by CAMCO and the Subadvisor. Based on its conclusions, the Board determined that approval of the Investment Advisory Agreement and the Investment Subadvisory Agreement was in the interests of the Portfolio and its shareholders.

Director and Officer Information Table

			# of Calvert
	Position	Position	Portfolios		Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Age	Fund	Date	During Last 5 Years		(Not Applicable to Officers)
DISINTERESTED DIRECTORS

FRANK H. BLATZ, JR., Esq. AGE: 71	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	26
ALICE GRESHAM AGE: 56	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	14	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 61	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 60	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	14	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH AGE: 69	Director	1982	Retired executive.	26	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 54	Director & Chairperson	1997	President, Chief Executive Officer and Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
WILLIAM LESTER AGE: 49	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	14
OFFICERS
KAREN BECKER AGE: 54	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 48	Assistant Vice President and Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 42	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 38	Assistant Vice President and Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.
STEVEN A. FALCI AGE: 47	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2003, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 33	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 57	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 56	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 42	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 36	Assistant Vice President and Assistant Secretary	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2002, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
JANE B. MAXWELL, Esq. AGE: 54	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
ANDREW K. NIEBLER, Esq. AGE: 39	Assistant Secretary	2006	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton for 7 years.
CATHERINE P. ROY AGE: 51	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 59	Vice President and Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 54	Treasurer	1982	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 45	Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

A special meeting was held on November 17, 2006 by the Ameritas Portfolios of Calvert Variable Series, Inc. for the purpose of approving a new Investment Advisory Agreement with Calvert Asset Management Company, Inc. The voting results were as follows:

Portfolio	For	Against	Abstain
Ameritas Income & Growth	10,619,225.054	218,682.882	437,485.561
Ameritas Small Capitalization	1,137,835.011	21,944.056	60,359.101
Ameritas MidCap Growth	1,771,362.840	72,412.409	73,225.090
Ameritas Core Strategies	3,565,719.774	57,107.453	138,536.011
Ameritas Index 500	604,906.110	17,566.695	37,923.119
Ameritas Money Market	80,065,548.093	666,085.051	4,621,919.021
Ameritas Focused MidCap Value	2,214,377.621	37,834.980	121,793.151
Ameritas Small Company Equity	906,164.519	3,087.817	26,956.287


Calvert

Investments that make a difference®

December 31, 2006

Annual Report

Calvert Variable Series, Inc.

Calvert Social Balanced Portfolio

Calvert

Investments That Make a Difference

A UNIFI Company

Calvert Variable Series, Inc.

Calvert Social Balanced Portfolio

Dear Investor:

CVS Social Balanced Portfolio returned 8.77% for the 12-month period ending December 31, 2006. The Russell 1000® Index was up 15.46% for the period, and the Lehman U.S. Credit Index, 4.26%. A mix of those indices weighted in a manner consistent with the Portfolio's long-term allocation of 60% to stocks and 40% to bonds would have produced a return of 10.98%. Underperformance from the Portfolio's stock portfolio accounted for the overall underperformance against this blend of benchmarks.

CVS Calvert Social Balanced Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.06)

One year	8.77%
Five year	5.45%
Ten year	6.30%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. Past performance does not indicate future results.

The Portfolio changed subadvisors in the equity portion of the Portfolio effective June 2004. Earlier subadvisor changes occurred in March 2002.

Investment Climate

Stocks outperformed bonds for the fourth straight year in 2006. In the end, the Telecomm Services, Utilities and Energy sectors led the market, after a year in which stock market leadership seemed to constantly be in flux. With the exception of the Health Care and Information Technology sectors, all the sectors in the Russell 1000® Index posted double-digit gains for the year. Value stocks were the top performers again, as shown by the 22.25% return of the Russell 1000® Value Index and the 9.07% return of the Russell 1000® Growth Index. Across the market capitalization range, large-, mid- and small-cap stocks posted similar returns for the year, with small-cap stocks still having a narrow edge.

During the 12-month reporting period, the Federal Reserve (Fed) Increased the target Fed funds rate 0.25% at the first four of its eight scheduled meetings, pushing the rate to 5.25% before moving to the sidelines in August. This wait-and-see attitude continued at year-end. Long-term interest rates Increased slightly during the period, with the benchmark 10-year Treasury yield rising 0.31% to 4.70%, but yields of short-term securities Increased even more--with the three-month Treasury bill yield rising 0.94%, to 5.02%, by year end. Credit spreads have also narrowed over the past year, which means that investors aren't being compensated much for taking on the additional risk of lower-credit securities.

Portfolio Strategy

Equity

Using Calvert's Double Diligence® process, the Portfolio's equity portfolio seeks attractive potential investments in well-managed firms by examining companies both financially and in terms of corporate responsibility.

Our strategy is designed to provide a U.S.-core, large-cap portfolio that utilizes managers' expertise in active fundamental and quantitative investment processes. Each of our managers focuses on adding value through careful, disciplined stock selection processes. The Portfolio's sector weights are generally close to those of the benchmark, subject to the effects of the social screens.

The stock portfolio's underperformance was primarily due to specific stocks in the Energy, Consumer Discretionary, and Information Technology sectors. The Portfolio's overweight to Information Technology, the second weakest performing sector in the Russell 1000® Index, and underweighting to Utilities, the third best performing sector in the Index, hurt performance to a lesser extent. Despite the strong relative performance of the Portfolio's holdings in Energy, the absence of investments in top performing, major integrated oil companies such as Exxon Mobil and Chevron--which don't meet the Portfolio's environmental criteria--hampered performance for the year.

The drag on performance from stock selection was largely related to the slowdown in home sales. This impacted the Portfolio directly, with declines for home builders NVR and Pulte Homes, and indirectly, with the weak performance of Home Depot and Lowes. Several large-cap Technology names, most notably Dell and Intel, also underperformed during the period. But the strong performance of Cisco Systems served to partially offset the drag on performance from those holdings.

Asset Allocation	% of Total
(at 12.31.06)	Investments
Stocks	61%
Bonds	36%
Cash & Cash Equivalents	3%
100%

(as a % of net assets, stocks were 62.1%)

The Portfolio enjoyed a substantial benefit from performance of stocks in the Telecommunications sector. There, AT&T and BellSouth paced performance, after the announcement of a merger scheduled to be completed in early 2007.

Fixed Income

The fixed-Income portfolio uses Calvert's FourSight® management process, which seeks to deliver competitive results even during difficult markets. With this four-step process, we manage duration, monitor the yield curve, optimize sector allocation, and analyze credit quality. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

Our duration and "barbell" credit quality strategies were strong drivers of performance as interest rates rose year-over-year. The Portfolio was overweighted to both very high-quality, AAA rated bonds and, to a lesser extent, higher-yielding, below-investment-grade securities--a combination which outperformed the lower-quality BBB rated bonds which we had underweighted.1 Yet we chose to maintain our high-quality bias as the additional potential yield from lower-rated investment-grade securities did not seem to adequately compensate for the level of risk inherent in such bonds. Interestingly, our modest investments in below-investment-grade bonds also helped performance, to a lesser extent.

In anticipation of higher interest rates, the Portfolio maintained a shorter-than-benchmark duration during the reporting period--which proved to be a successful strategy.2 Our optimistic yet contrarian outlook for steady economic growth, led by consumer spending and business investment, contrasted with many investors who interpreted the inverted yield curve as a sign of imminent recession--and leading to lower interest rates. (An inverted yield curve is where interest rates for short-term bonds are actually higher than for longer-term bonds.)

Sector and security selection were also strong contributors during the year, with entry into new sectors such as hybrid bonds (securities that combine qualities of debt and equity) enhancing performance.

Outlook

We expect the climate for fixed Income to remain positive in the coming year. For the near future, the inverted yield curve should continue to provide opportunities to lock in attractive short-term returns. However, we expect the yield curve to revert to a more traditional upward slope as economic concerns dissipate. As this unfolds, we will seek to opportunistically sell shorter-maturity issues and to extend the Portfolio's duration by purchasing longer-term, higher-yielding securities.

Core inflation moderated to a 2.6% annual pace by the end of the year, as the pace of overall inflation finally slowed over the latter half of 2006. If data continue to support this slowing trend, the Fed may see no need for further interest rate hikes. However, if central banks around the globe continue to raise interest rates, it may have to raise U.S. interest rates to keep foreign investors interested in buying our securities--and thus funding our broad deficit. We expect U.S. economic growth to be slower than average in coming quarters. And, while it may be too soon to tell if we've truly reached bottom in the housing slump, there are encouraging signs that the sector may be stabilizing as we head into 2007.

It appears that last year's strong equity returns may have gotten a little ahead of profits and profit expectations, leading to some concerns about a potential near-term correction. Nevertheless the current interest-rate environment, with investor sentiment biased toward Fed interest-rate cuts and longer rates below historical long-term levels, bodes well for stocks over the next few years. If oil prices and the economy can remain stable, we believe that the market can continue to offer diversified sources of return and investors will seek out stocks from those sectors and industries that have recently underperformed--which would certainly be in our favor.

Sincerely,

Steve Falci
Chief Investment Officer, Equities
Calvert Asset Management Company
January 2007

1.   AAAs and below investment-grade securities returned 4.34% and 11.85%, respectively, for the 12-month period, versus 4.46% for BBB-rated bonds. As of December 31, 2006, AAA securities represented 28% of the Portfolio and 11% of the Index, below-investment grade securities represented 5% of the Portfolio and 0% of the Index, while lower-rated investment-grade bonds represented 5% of the Portfolio and 32% of the Index.

2.   The average duration for the fixed Income portion of the CVS Balanced Portfolio was 4.41 years versus 5.93 years for the benchmark Lehman US Credit Index, as of December 31, 2006.

As of December 31, 2006, the following companies represented the following percentages of Portfolio net assets: Exxon Mobil 0.00%, Chevron 0.00%, NVR 0.0%, Pulte Homes 0.51%, Home Depot 0.81%, Lowes 0.00%, Dell 0.30%, Intel 0.35%, Cisco 1.48%, AT&T 1.12% and BellSouth 0.54%. Holdings are subject to change without notice.

Calvert Social Balanced Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Social Investment Fund Balanced Portfolio. Performance of the two funds will differ.

Shareholder Expense Example

As a shareholder of the Fund, you Incur two types of costs: (1) transaction costs, and (2) ongoing costs, Including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were Included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/06	12/31/06	7/1/06 - 12/31/06
Actual	$1,000.00	$1,084.40	$4.73
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.67	$4.58

*   Expenses are equal to the Fund's annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Calvert Social Balanced Portfolio:

We have audited the accompanying statement of net assets of the Calvert Social Balanced Portfolio, a series of Calvert Variable Series, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit Includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures Included confirmation of securities owned as of December 31, 2006, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also Includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Social Balanced Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 23, 2007

Balanced Portfolio
Statement of Net Assets
December 31, 2006

Equity Securities - 62.1%	Shares	Value
Aerospace & Defense - 0.1%
BE Aerospace, Inc.*	10,900	$279,912
Innovative Solutions & Support, Inc.*	3,900	66,417
		346,329

Air Freight & Logistics - 0.4%
FedEx Corp.	10,200	1,107,924
United Parcel Service, Inc., Class B	11,900	892,262
		2,000,186

Airlines - 0.2%
Continental Airlines, Inc., Class B*	20,200	833,250
Southwest Airlines Co.	23,800	364,616
		1,197,866

Auto Components - 0.1%
Autoliv, Inc.	4,900	295,470

Biotechnology - 1.0%
Amgen, Inc.*	59,800	4,084,938
Gilead Sciences, Inc.*	7,800	506,454
		4,591,392

Capital Markets - 2.6%
BlackRock, Inc.	2,400	364,560
Charles Schwab Corp.	6,600	127,644
Goldman Sachs Group, Inc.	36,000	7,176,600
Legg Mason, Inc.	18,800	1,786,940
Nuveen Investments, Inc.	61,000	3,164,680
		12,620,424

Chemicals - 0.7%
H.B. Fuller Co.	49,800	1,285,836
Lubrizol Corp.	1,000	50,130
Praxair, Inc.	31,200	1,851,096
		3,187,062

Commercial Banks - 2.4%
M&T Bank Corp.	20,200	2,467,632
US Bancorp	75,900	2,746,821
Wachovia Corp.	111,377	6,342,920
		11,557,373

Commercial Services & Supplies - 0.2%
United Stationers, Inc.*	17,100,	798,399

Communications Equipment - 2.1%
Cisco Systems, Inc.*	260,100	7,108,533
Motorola, Inc.	94,800	1,949,088
QUALCOMM, Inc.	20,700	782,253
		9,839,874

Computers & Peripherals - 2.8%
Apple Computer, Inc.*	3,800	322,392
Dell, Inc.*	58,100	1,457,729
EMC Corp.*	48,600	641,520
Hewlett-Packard Co.	87,300	3,595,887
International Business Machines Corp.	59,100	5,741,565
Lexmark International, Inc.*	21,400	1,566,480
		13,325,573

Equity Securities - Cont'd	Shares	Value
Consumer Finance - 1.4%
American Express Co.	28,700	$1,741,229
Capital One Financial Corp.	19,500	1,497,990
First Marblehead Corp.	33,950	1,855,367
SLM Corp.	31,700	1,546,009
		6,640,595

Containers & Packaging - 0.1%
AptarGroup, Inc.	5,600	330,624
Sealed Air Corp.	300	19,476
		350,100

Diversified Financial Services - 4.8%
Bank of America Corp.	164,530	8,784,257
CIT Group, Inc.	65,900	3,675,243
First Republic Preferred Capital Corp., Preferred (e)	500	532,500
JPMorgan Chase & Co.	123,920	5,985,336
MFH Financial Trust I, Preferred (e)	20,000	2,045,000
Roslyn Real Estate Asset Corp., Preferred	2	200,937
WoodBourne Pass-Through Trust, Preferred (e)	20	2,003,125
		23,226,398

Diversified Telecommunication Services - 1.7%
AT&T, Inc.	150,400	5,376,800
BellSouth Corp.	54,700	2,576,917
		7,953,717

Electric Utilities - 0.5%
Cleco Corp.	48,600	1,226,178
IDACORP, Inc.	25,800	997,170
		2,223,348

Electrical Equipment - 0.6%
Cooper Industries Ltd.	1,000	90,430
Genlyte Group, Inc.*	27,700	2,163,647
Woodward Governor Co.	15,100	599,621
		2,853,698

Electronic Equipment & Instruments - 0.3%
Agilent Technologies, Inc.*	14,100	491,385
Amphenol Corp.	17,300	1,073,984
		1,565,369

Energy Equipment & Services - 1.2%
Grant Prideco, Inc.*	12,900	513,033
Smith International, Inc.	66,300	2,722,941
Tidewater, Inc.	15,100	730,236
Universal Compression Holdings, Inc.*	29,900	1,857,089
		5,823,299

Food Products - 1.5%
General Mills, Inc.	54,200	3,121,920
Kellogg Co.	77,700	3,889,662
		7,011,582

Gas Utilities - 1.7%
Energen Corp.	44,300	2,079,442
Equitable Resources, Inc.	15,800	659,650
Oneok, Inc.	101,500	4,376,680
Questar Corp.	12,400	1,029,820
		8,145,592

Equity Securities - Cont'd	Shares	Value
Health Care Equipment & Supplies - 1.0%
Becton Dickinson & Co.	37,800	$2,651,670
Medtronic, Inc.	36,200	1,937,062
		4,588,732

Health Care Providers & Services - 3.8%
AmerisourceBergen Corp.	53,000	2,382,880
Cardinal Health, Inc.	55,100	3,550,093
Caremark Rx, Inc.	40,400	2,307,244
Cigna Corp.	18,500	2,434,045
Coventry Health Care, Inc.*	30,700	1,536,535
Express Scripts, Inc.*	20,900	1,496,440
Laboratory Corp. of America Holdings, Inc.*	20,900	1,535,523
LIncare Holdings, Inc.*	1,600	63,744
McKesson Corp.	59,800	3,031,860
WellCare Health Plans, Inc.*	1,700	117,130
		18,455,494

Hotels, Restaurants & Leisure - 0.8%
Darden Restaurants, Inc.	39,400	1,582,698
Starbucks Corp.*	61,000	2,160,620
		3,743,318

Household Durables - 0.6%
Black & Decker Corp.	5,600	447,832
Pulte Homes, Inc.	74,200	2,457,504
		2,905,336

Household Products - 2.2%
Colgate-Palmolive Co.	18,700	1,219,988
Kimberly-Clark Corp.	30,400	2,065,680
Procter & Gamble Co.	115,915	7,449,857
		10,735,525

Independent Power Producers & Energy Traders - 0.3%
Black Hills Corp.	40,600	1,499,764

Industrial Conglomerates - 1.0%
3M Co.	61,500	4,792,695

Insurance - 3.3%
21st Century Insurance Group	6,100	107,665
American Physicians Capital, Inc.*	3,300	132,132
Chubb Corp.	32,300	1,708,993
Commerce Group, Inc.	21,600	642,600
Conseco, Inc., Preferred	67,000	1,670,980
Hartford Financial Services Group, Inc.	11,700	1,091,727
Lincoln National Corp.	10,000	664,000
Odyssey Re Holdings Corp.	18,700	697,510
Phoenix Co.'s, Inc.	4,600	73,094
Principal Financial Group	32,300	1,896,010
Prudential Financial, Inc.	23,300	2,000,538
Safeco Corp.	2,400	150,120
St. Paul Travelers Co.'s, Inc.	72,200	3,876,418
StanCorp Financial Group, Inc.	12,700	572,135
UnumProvident Corp.	27,200	565,216
W.R. Berkley Corp.	2,000	69,020
		15,918,158

Internet & Catalog Retail - 0.1%
Expedia, Inc.*	34,000	713,320
Liberty Media Holding Corp. - Interactive*	875	18,874
		732,194

Equity Securities - Cont'd	Shares	Value
IT Services - 1.5%
Acxiom Corp.	13,600	$348,840
Automatic Data Processing, Inc.	78,400	3,861,200
First Data Corp.	44,500	1,135,640
Fiserv, Inc.*	18,100	948,802
Tyler Technologies, Inc.*	50,500	710,030
		7,004,512

Life Sciences - Tools & Services - 0.0%
Applera Corp. - Applied Biosystems Group	3,900	143,091

Machinery - 2.8%
Cummins, Inc.	19,000	2,245,420
Danaher Corp.	31,600	2,289,104
Illinois Tool Works, Inc.	77,700	3,588,963
Nordson Corp.	15,600	777,348
Parker Hannifin Corp.	26,300	2,021,944
Terex Corp.*	35,700	2,305,506
Valmont Industries, Inc.	4,400	244,156
		13,472,441

Media - 2.6%
Cox Radio, Inc.*	46,700	761,210
McGraw-Hill Co.'s, Inc.	84,700	5,761,294
Omnicom Group, Inc.	10,900	1,139,486
Time Warner, Inc.	217,100	4,728,438
Univision Communications, Inc.*	6,900	244,398
		12,634,826

Metals & Mining - 0.0%
Reliance Steel & Aluminum Co.	3,500	137,830

Multiline Retail - 1.6%
Kohl's Corp.*	50,800	3,476,244
Nordstrom, Inc.	32,100	1,583,814
Target Corp.	48,700	2,778,335
		7,838,393

Multi-Utilities - 0.5%
MDU Resources Group, Inc.	88,250	2,262,730
NiSource, Inc.	13,600	327,760
OGE Energy Corp.	1,500	60,000
		2,650,490

Office Electronics - 0.3%
Xerox Corp.*	86,800	1,471,260

Oil, Gas & Consumable Fuels - 3.1%
Chesapeake Energy Corp.	1,500	43,575
EOG Resources, Inc.	80,600	5,033,470
Kinder Morgan, Inc.	18,500	1,956,375
Overseas Shipholding Group, Inc.	34,000	1,914,200
Plains Exploration & Production Co.*	15,600	741,468
St Mary Land & Exploration Co.	10,900	401,556
XTO Energy, Inc.	97,400	4,582,670
		14,673,314

Personal Products - 0.1%
Playtex Products, Inc.*	29,700	427,383

Pharmaceuticals - 2.4%
Barr Pharmaceuticals, Inc.*	34,800	1,744,176
Johnson & Johnson	46,700	3,083,134
Pfizer, Inc.	258,300	6,689,970
		11,517,280

Equity Securities - Cont'd	Shares	Value
Real Estate Investment Trusts - 0.3%
Equity Office Properties Trust	8,600	$414,262
New Century Financial Corp.	28,900	912,951
		1,327,213

Real Estate Management & Development - 0.1%
CB Richard Ellis Group, Inc.*	14,100	468,120

Semiconductors & Semiconductor Equipment - 1.6%
Intel Corp.	83,600	1,692,900
Lam Research Corp.*	20,200	1,022,524
MEMC Electronic Materials, Inc.*	6,900	270,066
Micron Technology, Inc.*	84,400	1,178,224
Novellus Systems, Inc.*	49,800	1,714,116
Texas Instruments, Inc.	54,300	1,563,840
		7,441,670

Software - 2.0%
Adobe Systems, Inc.*	61,000	2,508,320
BEA Systems, Inc.*	71,000	893,180
BMC Software, Inc.*	21,700	698,740
Compuware Corp.*	43,200	359,856
Microsoft Corp.	158,000	4,717,880
Sybase, Inc.*	10,800	266,760
		9,444,736

Specialty Retail - 2.3%
Best Buy Co., Inc.	29,300	1,441,267
Gap, Inc.	32,700	637,650
Home Depot, Inc.	97,000	3,895,520
Office Depot, Inc.*	43,500	1,660,395
Staples, Inc.	125,750	3,357,525
		10,992,357

Textiles, Apparel & Luxury Goods - 0.5%
Nike, Inc., Class B	26,400	2,614,392

Thrifts & Mortgage Finance - 0.7%
Freddie Mac	2,900	196,910
Triad Guaranty, Inc.*	2,700	148,149
Washington Mutual, Inc.	62,097	2,824,793
		3,169,852

Wireless Telecommunication Services - 0.2%
American Tower Corp.*	27,000	1,006,560

Total Equity Securities (Cost $249,064,217)		297,360,582

	Principal
Corporate Bonds - 18.2%	Amount	Value
ACLC Business Loan Receivables Trust, 6.00%, 10/15/21 (e)(r)	$422,045	$408,559
AgFirst Farm Credit Bank, 7.30%, 10/14/49 (e)	1,750,000	1,764,508
Alliance Mortgage Investments, 12.61%, 6/1/10 (r)	380,000	380,000
APL Ltd., 8.00%, 1/15/24	440,000	394,900
Archstone-Smith Operating Trust, 5.25%, 12/1/10	1,000,000	994,573
Assured Guaranty US Holdings, Inc., 6.40% to 12/15/16, floating rate thereafter to 12/15/66 (r)	400,000	400,858
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)(p)	2,500,000	1,364,031
Atmos Energy Corp., 5.749%, 10/15/07 (r)	2,000,000	2,000,344
Aurora Military Housing LLC, 5.35%, 12/15/25 (e)	1,955,000	1,935,782
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	1,050,000	1,182,186

	Principal
Corporate Bonds - Cont'd	Amount	Value
AXA SA, 6.463% to 12/14/18, floating rate thereafter to 12/31/49 (e)(r)	$1,000,000	$989,341
BellSouth Telecommunications, STEP, 0.00% to 12/15/15, floating rate thereafter to 12/15/95 (r)	1,000,000	511,929
BF Saul, 7.50%, 3/1/14	500,000	509,375
Cardinal Health, Inc., 5.64%, 10/2/09 (e)(r)	750,000	750,975
Chase Funding Mortgage Loan, 4.045%, 5/25/33	2,003,905	1,976,092
Collegiate Funding Services Education Loan Trust I:
5.31%, 3/1/42 (e)(r)	4,000,000	4,010,000
5.30%, 12/28/43 (r)	5,000,000	5,012,500
Community Reinvestment Revenue Notes, 5.73%, 6/1/31 (e)	1,000,000	1,007,500
Crown Castle Towers LLC, 4.643%, 6/15/35 (e)	3,500,000	3,399,642
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	400,000	437,713
ERAC USA Finance Co., 5.30%, 11/15/08 (e)	1,000,000	993,283
First National Bank of Omaha, 7.32%, 12/1/10	350,000	354,564
Glitnir banki HF:
5.80%, 1/21/11 (e)(r)	2,000,000	1,999,974
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (e)(r)	1,250,000	1,261,310
Global Signal Trust, 4.232%, 12/15/14 (e)	1,000,000	973,349
Goldman Sachs Group, Inc., 6.345%, 2/15/34	1,450,000	1,469,156
HBOS plc:
3.125%, 1/12/07 (e)	1,000,000	999,388
6.413% to 10/1/35, floating rate thereafter to 9/29/49 (e)(r)	1,000,000	999,844
HRPT Properties Trust, 5.961%, 3/16/11 (r)	1,500,000	1,499,953
Impac CMB Trust:
5.62%, 5/25/35 (r)	2,069,752	2,073,399
5.67%, 8/25/35 (r)	557,968	558,911
Independence Community Bank Corp., 3.75% to 4/1/09, floating rate thereafter to 4/1/14 (r)	2,500,000	2,399,561
Interpool Capital Trust, 9.875%, 2/15/27	3,250,000	3,371,875
JPMorgan Chase & Co., 4.91%, 10/28/08 (r)	2,000,000	1,998,803
Kaupthing Bank HF:
5.519%, 12/1/09 (r)	500,000	495,480
5.75%, 10/4/11 (e)	1,000,000	989,514
Kinder Morgan, Inc., 7.45%, 3/1/98	400,000	368,194
Leucadia National Corp., 7.00%, 8/15/13	300,000	303,000
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	2,154,000	10,770
8.30%, 12/1/37 (e)(m)*	3,200,000	16,000
Masco Corp., 5.603%, 3/9/07 (e)(r)	2,000,000	2,000,668
Mcguire Air Force Base, Military Housing Project, 5.611%, 9/15/51 (e)	750,000	746,100
Meridian Funding Co. LLC, 5.68%, 6/9/08 (r)	999,993	997,755
Mid-Atlantic Family Military Communities LLC, 5.24%, 8/1/50 (e)	1,100,000	1,056,198
Midwest Family Housing LLC, 5.531%, 1/1/51 (e)	750,000	733,762
Nationwide Health Properties, Inc., 6.90%, 10/1/37	1,000,000	1,029,445
Ohana Military Communities LLC:
5.675%, 10/1/26 (e)	750,000	769,267
5.78%, 10/1/36 (e)	750,000	779,062
Orkney Re II plc, Series B, 8.404%, 12/21/35 (e)(r)	1,000,000	1,000,000
Pacific Beacon LLC, 5.638%, 7/15/51 (e)	960,000	960,000
Pacific Pilot Funding Ltd., 6.124%, 10/20/16 (e)(r)	990,764	989,341
Pedernales Electric Cooperative, 5.952%, 11/15/22 (e)	500,000	512,423
Pioneer Natural Resources Co.:
5.875%, 7/15/16	250,000	230,829
6.875% 5/1/18	2,850,000	2,772,219
Preferred Term Securities IX Ltd., 6.121%, 4/3/33 (e)(r)	1,000,000	1,005,720
Prudential Financial, Inc., 5.51%, 6/13/08 (r)	1,500,000	1,503,092
RBS Capital Trust IV, 6.164%, 9/29/49 (r)	1,500,000	1,498,179
Redstone Arsenal Military Housing, 5.45%, 9/1/26 (e)	945,000	936,160
Reed Elsevier Capital, Inc., 5.69%, 6/15/10 (r)	1,500,000	1,499,948
Richmond County Capital Corp., 8.318%, 7/15/49	1,500,000	1,505,625
Salvation Army, 5.46%, 9/1/16	140,000	142,450
Sovereign Bancorp, Inc., 5.649%, 3/1/09 (e)(r)	1,000,000	999,559
Sovereign Bank, 4.00%, 2/1/08	2,000,000	1,971,130

	Principal
Corporate Bonds - Cont'd	Amount	Value
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19, 7.697% thereafter to 10/15/97 (e)(r)	$1,000,000	$346,569
Spieker Properties LP, 6.75%, 1/15/08	1,500,000	1,522,093
Toll Road Investors Partnership II LP, Zero Coupon, 2/15/45 (e)	28,878,979	3,666,764
Union Financial Services-1, Inc., 5.32%, 12/1/32 (r)	1,000,000	1,000,000
Western Union Co., 5.40%, 11/17/11 (e)	2,000,000	1,970,121
Xerox Corp., 6.75%, 2/1/17	500,000	518,750

Total Corporate Bonds (Cost $91,479,093)		87,230,365

Municipal Obligations - 0.1%
Maryland State Economic Development Corp. Revenue Bonds, 8.625%, 10/1/19 (f)*	750,000	244,634

Total Municipal Obligations (Cost $750,000)		244,634

Taxable Municipal Obligations - 11.0%
Adams-Friendship Area Wisconsin School District GO Bonds, 5.37%, 3/1/16	185,000	183,533
Alameda California Corridor Transportation Authority Revenue Bonds, Zero Coupon, 10/1/11	5,000,000	3,908,750
Arlington Texas SO Revenue Bonds, 4.73%, 8/15/14	1,050,000	1,019,193
Baltimore Maryland General Revenue Bonds, 5.27%, 7/1/18	500,000	495,750
Bethlehem Pennsylvania GO Bonds, 4.70%, 11/1/12	190,000	185,928
Brownsville Texas Utility System Revenue Bonds, 5.204%, 9/1/17	500,000	490,500
California Statewide Communities Development Authority Revenue Bonds:
Zero Coupon, 6/1/11	1,470,000	1,168,826
5.48%, 8/1/11	660,000	667,801
5.01%, 8/1/15	1,000,000	984,480
Canyon Texas Regional Water Authority Revenue Bonds, 5.90%, 8/1/16	265,000	272,367
Chicago Illinois GO Bonds, 5.30%, 1/1/14	1,000,000	1,002,900
Commonwealth Financing Authority Pennsylvania Revenue Bonds, 5.631%, 6/1/23	1,500,000	1,531,410
Crawford Ohio GO Bonds, 5.25%, 12/1/25	1,305,000	1,224,560
Detroit Michigan GO Bonds, 5.15%, 4/1/25	3,000,000	2,801,100
Grant County Washington Public Utility District No. 2 Revenue Bonds, 5.17%, 1/1/15	500,000	496,445
Hammonton New Jersey GO Bonds, 5.90%, 3/1/18	305,000	311,988
Howell Township New Jersey School District GO Bonds, 5.05%, 7/15/16	1,430,000	1,405,547
Illinois State Housing Development Authority Revenue Bonds, 5.60%, 12/1/15	1,320,000	1,329,755
Indiana State Bond Bank Revenue Bonds:
5.38%, 7/15/18	950,000	950,646
6.01%, 7/15/21	2,000,000	2,052,500
King County Washington Housing Authority Revenue Bonds, 6.375%, 12/31/46	400,000	407,728
Los Angeles California Department of Airports Revenue Bonds, 5.404%, 5/15/16	705,000	708,765
Montgomery Alabama GO Bonds, 4.87%, 4/1/16	765,000	744,934
New York State Sales Tax Asset Receivables Corp. Revenue Bonds, 4.06%, 10/15/10	1,500,000	1,445,895
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.252%, 9/1/16	2,000,000	1,991,140
5.263%, 9/1/16	1,000,000	996,650
5.383%, 9/1/16	2,000,000	2,007,780
Oceanside California Pension Obligation Revenue Bonds, 5.04%, 8/15/17	730,000	708,910
Oregon State School Boards Association GO Bonds, Zero Coupon:
6/30/12	3,400,000	2,563,294
6/30/14	1,100,000	745,646
Philadelphia Pennsylvania IDA Revenue Bonds, Zero Coupon, 4/15/19	1,000,000	514,690
Philadelphia Pennsylvania School District GO Bonds, 5.09%, 7/1/20	250,000	242,170
Pittsburgh Pennsylvania GO Bonds, 5.47%, 9/1/08	1,000,000	1,002,720
Pomona California Public Financing Authority Revenue Bonds, 5.289%, 2/1/17	2,340,000	2,328,862
Providence Rhode Island GO Bonds, 5.06%, 7/15/15	640,000	630,182
Roseville California Redevelopement Agency Tax Allocation Bonds, 5.31%, 9/1/13	610,000	610,561
Sacramento City California Financing Authority Tax Allocation Revenue Bonds, 5.015%, 12/1/10	890,000	885,372
San Diego California Redevelopment Agency Tax Allocation Bonds, 5.66%, 9/1/16	1,500,000	1,523,850
San Jose California Redevelopment Agency Tax Allocation Bonds, 5.46%, 8/1/35	1,000,000	926,030
Santa Cruz County California Redevelopment Agency Tax Allocation Revenue Bonds, 5.50%, 9/1/20	1,735,000	1,731,547

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Schenectady New York Metroplex Development Authority Revenue Bonds, 5.18%, 8/1/11 (r)	$145,000	$144,665
South Bend Indiana Industrial County Economic Development Income Tax Revenue Bonds
5.30%, 2/1/17	930,000	912,172
South Carolina Student Loan Corp. Revenue VRDN, 5.30%, 9/4/46 (r)	2,000,000	2,000,000
Texas Municipal Gas Corp., Gas Reservation Revenue, 2.60%, 7/1/07	75,000	74,492
University of Central Florida COPs, 5.375%, 10/1/35	500,000	468,735
Utah State Housing Corp. Military Housing Revenue Bonds, 5.392%, 7/1/50	1,500,000	1,422,765
Vacaville California Redevelopment Agency Tax Allocation Bonds, 6.125%, 9/1/20	665,000	684,731
West Bend Wisconsin Joint School District No. 1 GO Bonds, 5.46%, 4/1/21	500,000	502,115
West Contra Costa California Unified School District COPs, 4.86%, 1/1/14	525,000	510,132
Wilkes-Barre Pennsylvania GO Bonds, 5.23%, 11/15/18	1,000,000	975,760

Total Taxable Municipal Obligations (Cost $53,214,427)		52,896,272

U.S. Treasury - 3.6%
United States Treasury Bonds, 4.50%, 2/15/36	1,780,000	1,693,225
United States Treasury Notes:
6.625%, 5/15/07	1,000,000	1,005,469
5.125%, 6/30/08	1,000,000	1,002,969
5.00%, 7/31/08	1,150,000	1,151,797
4.625%, 10/31/11	3,125,000	3,113,281
4.50%, 11/30/11	930,000	921,717
3.625%, 5/15/13	480,000	452,325
4.625%, 11/15/16	7,640,000	7,588,669

Total U.S. Treasury (Cost $17,022,036)		16,929,452

U.S. Government Agencies and Instrumentalities - 6.4%
Fannie Mae, 5.50%, 12/25/16	930,646	921,732
Federal Home Loan Bank:
Discount Notes, 1/2/07	13,000,000	12,998,267
5.00%, 10/26/07	3,000,000	2,994,856
12/28/07 (r)	1,000,000	916,700
Freddie Mac:
5.125%, 12/15/13	8,457,203	8,346,108
5.625%, 11/23/35	2,000,000	1,941,860
Small Business Administration:
5.038%, 3/10/15	995,117	981,924
4.94%, 8/10/15	1,453,478	1,437,046

Total U.S. Government Agencies and Instrumentalities (Cost $30,764,555)		30,538,493

TOTAL INVESTMENTS (Cost $442,294,328) - 101.4%		485,199,798
Other assets and liabilities, net - (1.4%)		(6,495,071)
Net Assets - 100%		$478,704,727

Net Assets Consist Of:
Par value and paid-in capital applicable to 235,818,219 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$428,159,814
Undistributed net investment Income		757,399
Accumulated net realized gain (loss) on investments		6,549,916
Net unrealized appreciation (depreciation) on investments and assets and liabilities denominated in foreign currencies		43,237,598

Net Assets		$478,704,727

Net Asset Value per Share		$2.030

			Underlying	Unrealized
	Number of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
2 Year U.S. Treasury Notes	359	3/07	$73,247,219	($301,924)
5 Year U.S. Treasury Notes	8	3/07	840,500	(9,638)
				($311,562)
Sold:
U.S. Treasury Bonds	221	3/07	$24,627,687	$643,690
				$643,690

(e)      Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)      Interest payments have been deferred per conditions of the Supplemental Indenture until July 1, 2007. At December 31, 2006 accumulated deferred interest totaled $235,380 and Includes interest accrued since and due on October 1, 2003.

(m)      The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(p)      The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments due in August of 2006. This security is no longer accruing interest. At December 31, 2006, total interest due from this security is $113,987.

(r)     The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

*     Non-Income producing security.

Abbreviations:
COPS: Certificates of Participation	LP: Limited Partnership
GO: General Obligation	SO: Special Obligation
IDA: Industrial Development Authority	STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s).
LLC: Limited Liability Corporation	VRDN: Variable Rate Demand Note

See notes to financial statements.

Balanced Portfolio
Statement of Operations
Year Ended December 31, 2006

Net Investment Income
Investment Income:
Interest Income	$9,900,046
Dividend Income (net of foreign taxes withheld of $1,919)	5,384,461
Total investment Income	15,284,507

Expenses:
Investment advisory fee	2,006,135
Transfer agency fees and expenses	655,093
Directors' fees and expenses	59,090
Administrative fees	1,298,088
Accounting fees	68,877
Custodian fees	97,619
Reports to shareholders	53,812
Professional fees	40,064
Miscellaneous	25,575
Total expenses	4,304,353
Fees paid indirectly	(36,547)
Net expenses	4,267,806

Net Investment Income	11,016,701

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	22,753,440
Foreign currency transactions	(167)
Futures	(91,754)
22,661,519

Change in unrealized appreciation (depreciation) on:
Investments	5,561,011
Foreign currency transactions	44
Futures	424,860
5,985,915

Net Realized and Unrealized Gain (Loss)	28,647,434

Increase (Decrease) in Net Assets
Resulting From Operations	$39,664,135

See notes to financial statements.

Balanced Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment Income	$11,016,701	$8,377,043
Net realized gain (loss)	22,661,519	27,088,771
Change in unrealized appreciation or (depreciation)	5,985,915	(9,260,386)

Increase (Decrease) in Net Assets
Resulting From Operations	39,664,135	26,205,428

Distributions to shareholders from:
Net investment Income	(10,750,346)	(8,519,333)
Net realized gain	(8,248,932)	--
Total distributions	(18,999,278)	(8,519,333)

Capital share transactions:
Shares sold	32,885,290	49,153,977
Reinvestment of distributions	18,998,597	8,520,228
Shares redeemed	(76,800,096)	(60,175,700)
Total capital share transactions	(24,916,209)	(2,501,495)

Total Increase (Decrease) in Net Assets	(4,251,352)	15,184,600

Net Assets
Beginning of year	482,956,079	467,771,479
End of year (Including undistributed net investment Income of $757,399 and $546,958, respectively)	$478,704,727	$482,956,079

Capital Share Activity
Shares sold	16,513,674	25,862,895
Reinvestment of distributions	9,326,753	4,371,590
Shares redeemed	(38,539,393)	(31,641,096)
Total capital share activity	(12,698,966)	(1,406,611)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Social Balanced Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the Principal market in which such securities are normally traded. If events occur after the close of the Principal market in which foreign securities are traded, and before the close of business of the fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2006, no securities were fair valued under the direction of the Board of Directors.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, Including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of Income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may Include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may Include proceeds from litigation. Dividend Income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date, and interest Income, which Includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Debt obligations may be placed on non-accrual status and related interest Income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See footnotes on page 15.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, Income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is Included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment Income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with Income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect Income and gains available for distribution under Income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of Income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal Income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly on the following rates of the Portfolio's average daily net assets: .425% on the first $500 million, .375% on the next $500 million and .325% on the excess of $1 billion. Under the terms of the agreement $173,374 was payable at year end. In addition, $52,283 was payable at year end for operating expenses paid by the Advisor during December 2006.

Calvert Administrative Services Company, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .275% of the average daily net assets of the Portfolio. Under the terms of the agreement $112,183 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $123,661 for the year ended December 31, 2006. Under the terms of the agreement $10,714 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 ($15,000 prior to January 1, 2006) for Directors not serving on other Calvert Fund Boards, $8,000 ($4,000 prior to January 1, 2006) for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than U.S. Government and short-term securities, were $328,726,878 and $356,801,637, respectively. U.S. Government security purchases and sales were $276,656,958 and $272,713,917, respectively.

The cost of investments owned at December 31, 2006, for federal Income tax purposes was $444,424,969. Net unrealized appreciation aggregated $40,774,829, of which $53,223,697 related to appreciated securities and $12,448,868 related to depreciated securities.

The tax character of dividends and distributions paid during the years ended December 31, 2006, and December 31, 2005 was as follows:

Distributions paid from:	2006	2005
Ordinary Income	$10,750,346	$8,519,333
Long term capital gain	8,248,932	--
Total	$18,999,278	$8,519,333

As of December 31, 2006, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary Income	$757,399
Undistributed long term capital gain	9,012,685
Unrealized appreciation (depreciation)	40,774,829
Total	$50,544,913

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect Income and gains available for distributions (or available capital loss carryforwards, as applicable) under Income tax law and regulations. The primary permanent differences causing such reclassifications are due to the tax treatments of real estate investment trusts, mortgage-backed securities, foreign currency transactions, and tax-exempt securities.

Undistributed net investment Income	($55,914)
Accumulated net realized gain (loss)	9,305
Paid in capital	46,609

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales and the treatment of real estate investment trusts and open futures for federal tax purposes.

The Portfolio may sell or purchase securities from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2006, purchase and sales transactions were $0 and $1,032,980, respectively. Net realized gains on sales of these securities were $32,980.

Note D -- Other

On September 7, 2006, Calvert Group Ltd., Calvert Asset Management Company, Calvert Social Investment Fund and Calvert Variable Series Inc., were named as defendants in a lawsuit now pending in the United States District Court for the District of Connecticut. The lawsuit is an action for specific performance, breach of contract, and promissory estoppel, for the Defendants' alleged breach of an agreement dated August 28, 2006 to sell without accrued interest four thousand five hundred 8.625% Maryland State Economic Development Revenue Bonds ("Rocky Gap Bonds") due October 1, 2019. The securities applicable to the CVS Calvert Social Balanced Portfolio represent seven hundred fifty bonds, with proceeds of $483,750 or 0.1% of the Fund's net assets.

The potential impact of this lawsuit seeks delivery of the bonds, unquantified damages, attorney's fees and expenses. The Fund has retained counsel and has answered the lawsuit by denying any breach of contract and has countersued the plaintiff claiming it breached the contract by failing to purchase the Rocky Gap Bonds with interest. Management does not believe that this lawsuit will have a material adverse effect on the Investment Advisor or Funds.

Tax Information (Unaudited)

The Portfolio designates $8,248,932 as capital gain dividends paid during the calendar year ended December 31, 2006.

For corporate shareholders, a total of 43% of the ordinary distributions paid during the taxable year ended December 31, 2006 qualify for the corporate dividends received deduction.

Balanced Portfolio
Financial Highlights

	Years Ended
	December 31,	December 31,
	2006	2005
Net asset value, beginning	$1.943	$1.872
Income from investment operations
Net investment Income	.049	.034
Net realized and unrealized gain (loss)	.122	.072
Total from investment operations	.171	.106
Distributions from
Net investment Income	(.048)	(.035)
Net realized gain	(.036)	--
Total distributions	(.084)	(.035)
Total Increase (decrease) in net asset value	.087	.071
Net asset value, ending	$2.030	$1.943

Total return*	8.77%	5.65%
Ratios to average net assets: A
Net investment Income	2.33%	1.78%
Total expenses	.91%	.92%
Expenses before offsets	.91%	.92%
Net expenses	.90%	.92%
Portfolio turnover	132%	172%
Net assets, ending (in thousands)	$478,705	$482,956

		Years Ended
	December 31,	December 31,	December 31,
	2004	2003	2002
Net asset value, beginning	$1.758	$1.500	$1.759
Income from investment operations
Net investment Income	.029	.026	.042
Net realized and unrealized gain (loss)	.116	.264	(.256)
Total from investment operations	.145	.290	(.214)
Distributions from
Net investment Income	(.031)	(.032)	(.045)
Net realized gains	--	--	--
Total distributions	(.031)	(.032)	(.045)
Total Increase (decrease) in net asset value	.114	.258	(.259)
Net asset value, ending	$1.872	$1.758	$1.500

Total return*	8.26%	19.32%	(12.15%)
Ratios to average net assets: A
Net investment Income	1.67%	1.76%	2.57%
Total expenses	.91%	.93%	.91%
Expenses before offsets	.91%	.93%	.91%
Net expenses	.91%	.93%	.91%
Portfolio turnover	186%	374%	552%
Net assets, ending (in thousands)	$467,771	$404,898	$310,369

A   Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

*   Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets Include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically Include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, Including each security's market value on the last day of the reporting period. The Statement of Net Assets Includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment Income earned and expenses Incurred in operating the fund. Investment Income Includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses Incurred in operating the fund Include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the Increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment Income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions Include distributions from net investment Income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend Income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Advisory Board's Approval of Investment Contract

At a meeting held on December 7, 2006, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreements between the Advisor and SSgA Funds Management, Inc. and New Amsterdam Partners, LLC, respectively (each a "Subadvisor" and collectively, the "Subadvisors"), with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report Included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreements. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreements with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, Including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Portfolio's brokerage, Including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, Including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, Including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Portfolio's Subadvisors and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, Including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that for the one-, two-, three-, four-, five- and ten-year annualized periods ended June 30, 2006, the Portfolio had underperformed its Lipper index and was below the median of its peer group. The Board took into account the steps that management had taken in an attempt to improve the Portfolio's performance as well as its discussion of the Portfolio's recent performance. The Board noted management's continued monitoring of such performance. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Portfolio's performance.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee was below the median of its peer group and that total expenses were above the median of its peer group. The Board noted that the Advisor paid the Subadvisors' subadvisory fees under the Investment Subadvisory Agreements with respect to the Portfolio. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board Included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. The Board also noted that the Advisor paid the subadvisory fees to the Portfolio's Subadvisors. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's advisory fee contained breakpoints that would reduce the advisory fee rate on assets above certain specified asset levels. The Board noted that the Portfolio had not yet reached the specified asset level at which a breakpoint to its advisory fee would be triggered. The Board also noted that if the Portfolio's assets Increased over time, the Portfolio might realize other economies of scale if assets Increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, Including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating each Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by each Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, each Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between each Subadvisor and the Advisor based on a number of factors relating to each Subadvisor's ability to perform under its Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by each Subadvisor; each Subadvisor's management style and long-term performance record; the Portfolio's performance record and each Subadvisor's performance in employing its investment strategies; each Subadvisor's current level of staffing and its overall resources; the qualifications and experience of each Subadvisor's personnel; each Subadvisor's financial condition with respect to its ability to perform the services required under its Investment Subadvisory Agreement; each Subadvisor's compliance systems, Including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by each Subadvisor under its Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's performance during the one-, two-, three-, four-, five- and ten-year annualized periods ended June 30, 2006 as compared to the Portfolio's peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Subadvisor.

In considering the cost of services to be provided by each Subadvisor and the profitability to each Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fees under the Investment Subadvisory Agreements were paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreements and the corresponding subadvisory fees at arm's length. Based upon its review, the Board determined that the subadvisory fee was reasonable. For each of the above reasons, the profitability to each Subadvisor of its relationship with the Portfolio was not a material factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisors' management of the Portfolio to be a material factor in its consideration.

In reapproving each Investment Subadvisory Agreement, the Board, Including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreements, among others: (a) the Advisor had demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) each Subadvisor was qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objectives and policies; (c) the Advisor and Subadvisors maintained appropriate compliance programs; (d) the Advisor and Subadvisors were each likely to execute its investment strategies consistently over time; (e) appropriate action was being taken with respect to the performance of the Portfolio; and (f) the Portfolio's advisory and subadvisory fees were reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisors. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and each Investment Subadvisory Agreement was in the interests of the Portfolio and its shareholders.

Director and Officer Information Table

			# of Calvert
	Position	Position	Portfolios		Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Age	Fund	Date	During Last 5 Years		(Not Applicable to Officers)
DISINTERESTED DIRECTORS

FRANK H. BLATZ, JR., Esq. AGE: 71	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	26
ALICE GRESHAM AGE: 56	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	14	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 61	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 60	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	14	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH AGE: 69	Director	1982	Retired executive.	26	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 54	Director & Chairperson	1997	President, Chief Executive Officer and Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
WILLIAM LESTER AGE: 49	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	14
OFFICERS
KAREN BECKER AGE: 54	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 48	Assistant Vice President and Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 42	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 38	Assistant Vice President and Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.
STEVEN A. FALCI AGE: 47	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2003, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 33	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 57	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 56	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 42	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 36	Assistant Vice President and Assistant Secretary	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2002, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
JANE B. MAXWELL, Esq. AGE: 54	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
ANDREW K. NIEBLER, Esq. AGE: 39	Assistant Secretary	2006	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton for 7 years.
CATHERINE P. ROY AGE: 51	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 59	Vice President and Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 54	Treasurer	1982	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 45	Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Calvert

Investments that make a difference®

December 31, 2006

Annual Report

Calvert Variable Series, Inc.

Calvert Social Equity Portfolio

Calvert

Investments that make a difference

A UNIFI Company

Calvert Variable Series, Inc.
Calvert Social Equity Portfolio
Managed by Atlanta Capital Management Company, L.L.C.

Dear Investor:

Performance

For the 12-month reporting period ended December 31, 2006, CVS Social Equity Portfolio shares returned 10.06%. The Portfolio's benchmark, the S&P 500 Index, returned 15.80% for the period. A combination of sector and stock selection contributed to the Portfolio's underperformance relative to the

S&P 500.

CVS Calvert Social Equity Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

$14,000
$12,000
$10,000
$8,000
$6,000
4/30/2002
12/31/02
12/31/03
12/31/04
12/31/05
12/31/06
CVS Calvert Social Equity Portfolio - $13,005
S&P 500 Monthly Reinvest - $14,331

Average Annual Total Return
(period ended 12.31.06)
One year	10.06%
Since Inception (4.30.02)	5.79%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. Past performance does not indicate future results.

Investment Climate

During 2006, the fifth year of U.S. economic expansion, overall gross domestic product (GDP) growth slowed to a rate of about 2% in the fourth quarter. Nearly all of the deceleration was caused by declines in residential housing and automobile sales. Employment was strong, as the economy added more than two million jobs in 2006 and the unemployment rate declined to 4.5%. Bolstered by the employment gains and wage gains of about 4%, consumer spending remained solid, despite rising gasoline prices and rising short-term interest rates. Corporate Profits continued to materially surprise on the upside, Increasing 14% for the year.

After Increasing the target Fed funds rate 17 times since June 2004, to 5.25%, the Federal Reserve paused in the second half of the year, waiting for data reflecting the economic impact of the rate Increases. The data is Inconclusive at this time, especially with regard to inflation. Nominal inflation Increased to an unacceptable 4% rate at mid-year, but then declined as oil retreated from a peak of $77 to below $60. The key measures of inflation for the Fed remain above their targeted ranges but showed some moderation at year end--spurring optimism that the Fed will not make further interest rate hikes. Finally, the housing bubble deflated rather than burst, a relatively benign outcome.

After three years of underperformance, high quality stocks posted a modest turnaround in performance during the second half of 20061. Overall, high-quality stocks within the S&P 500 Index and Russell 1000® Growth Index slightly outperformed low-quality stocks, by about 0.30 and 0.60 percentage points, respectively, for the year. But for the sixth consecutive year, large-cap growth stocks trailed large-cap value stocks as the Russell 1000® Growth Index advanced 9.07% in 2006 versus a gain of 22.5% for the Russell 1000® Value Index.

Portfolio Strategy

Reflecting continued growth in the economy, especially outside of housing, sectors that performed well over the 12 months were Energy, Materials and Consumer Discretionary. Telecommunications was the best-performing sector due to merger activity and less pricing pressure. Financials was helped by record-low provisions of bad debt and soaring financial market-related profits. Health Care was the weakest sector, reflecting the heavy expiration of pharmaceutical patents and fear of additional government pricing regulations. The next weakest sector was Information Technology, which suffered from super-competitive conditions in several large sub-markets that kept earnings under pressure. Our sector strategy detracted 2.17% from performance, relative to the S&P 500 Index, due to our overweighting to Information Technology and Health Care and underweighting to Energy, Telecommunications and Financials. We are staying with this positioning, as we believe we were early in our timing. We estimate that Information Technology and Health Care will see accelerating earnings growth in 2007, while Energy, Telecommunications and Financials will have sharply slowing earnings. We are positioned for the mid-cycle slowdown in the economy and profits, which appears to be occurring now.

Stock selection was mixed and was hurt by our emphasis on large-cap growth stocks. Our picks lagged the S&P 500 Index by 1.64%. Sixteen stocks appreciated more than 20% during the year, led by Cisco and SEI Corp, which both gained 60%. We also had seven stocks decline by more than 10%, the worst of which were eBay, Intel and Dell.2 Information Technology stocks dominated both the best and worst lists and Health Care had seven modestly declining stocks, making it the worst sector for stock selection. Although we reduced our position in EOG Resources by almost half--replacing it with FMC Technologies, which Increased 40%--the collapse in natural gas prices led EOG to lose almost 15% and weighed on overall Energy returns. Stock selection was good in the Consumer Staples, Financials and Materials sectors.

% of Total
Economic Sectors	Investments
Consumer Discretionary	10.6%
Consumer Staples	13.6%
Energy	4.0%
Financials	17.0%
Health Care	17.6%
Industrials	9.1%
Information Technology	23.1%
Materials	3.1%
Utilities	1.9%
Total	100%

Outlook

The market is caught in a conflict between the positives of low valuations, declining energy prices, and the anticipated end of rising interest rates and the negative prospects of a slowing economy, sharp housing decline, still high inflation numbers, and slowing profit growth. So far, the positives dominate. We are cautious in the near term as we believe the market is premature in celebrating a potential decline in interest rates and is not anticipating a likely negative credit cycle (where defaults and delinquencies Increase, possibly in excess of loan loss reserves, accompanied by lower growth in loan underwriting) and sharply slowing growth in corporate profits. We have not had a 10% correction in the market since 2003 and it would be normal to have one at a mid-cycle point in the economy. However, we are encouraged for the intermediate term that the housing bubble is slowly being deflated, energy prices are in decline, and valuations are reasonable, especially for our type of stocks--large-cap, high-quality growth companies.

Although we are cautious about the market in the short-term, we are very enthusiastic about prospects for the Portfolio. While the market is already at a high for corporate profits, we have chosen companies that we believe will have double-digit rates of earnings growth despite a weaker economic environment. Thus, we believe we are positioned well for both offense and defense. We have seldom seen as great an opportunity as we have today to purchase high-quality growth companies at such low historical valuations. In the coming years, we believe attention will shift from the currently popular commodities, hedge funds, and real-estate investments back to global growth companies. We believe our portfolio should stand out in the uncertain environment we foresee.

Sincerely,

Daniel W. Boone III
Atlanta Capital Management Company, L.L.C.

January 2007

1.   Standard & Poor's defines ranking of A as high quality and A+ as highest quality. Atlanta Capital considers the "high-quality universe" to Include any rankings of B+ or better. Any ranking of B or lower is low quality. Source of Fund sector performance vis a vis that of Index: Vestek.

2.   eBay returned -30.47%, Intel returned -23.08% and Dell returned -20.91%. All returns shown for individual holdings reflect the time period the holdings were in the Portfolio.

As of December 31, 2006, the following companies represented the following percentages of Portfolio net assets: Cisco 4.92%, SEI Corp 2.58%, eBay 1.42%, Intel 0.00%, Dell 0.00%, EOG Resources 1.32% and FMC Technologies 2.54%. All holdings are subject to change without notice.

Calvert Social Equity Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Social Investment Fund Equity Portfolio. Performance of the two funds will differ.

Shareholder Expense Example

As a shareholder of the Fund, you Incur two types of costs: (1) transaction costs, and (2) ongoing costs, Including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were Included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/06	12/31/06	7/1/06 - 12/31/06
Actual	$1,000.00	$1,087.70	$5.55
Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.89	$5.37

*   Expenses are equal to the Fund's annualized expense ratio of 1.06%, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Calvert Social Equity Portfolio:

We have audited the accompanying statement of net assets of the Calvert Social Equity Portfolio, a series of Calvert Variable Series, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, and the period from April 30, 2002 (Inception) through December 31, 2002. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit Includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures Included confirmation of securities owned as of December 31, 2006, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also Includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Social Equity Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, and the period from April 30, 2002 (Inception) through December 31, 2002, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 23, 2007

Equity Portfolio
Statement of Net Assets
December 31, 2006

Equity Securities - 96.4%	Shares	Value
Biotechnology - 3.0%
Amgen, Inc.*	4,300	$293,733

Capital Markets - 5.8%
A.G. Edwards, Inc.	1,900	120,251
Bank of New York Co., Inc.	5,100	200,787
SEI Investments Co.	4,300	256,108
		577,146

Chemicals - 3.0%
Air Products & Chemicals, Inc.	3,000	210,840
Ecolab, Inc.	2,000	90,400
		301,240

Commercial Banks - 3.4%
Synovus Financial Corp.	6,100	188,063
Wachovia Corp.	2,700	153,765
		341,828

Communications Equipment - 8.0%
Cisco Systems, Inc.*	17,900	489,207
Motorola, Inc.	14,700	302,232
		791,439

Consumer Finance - 3.5%
American Express Co.	3,900	236,613
SLM Corp.	2,300	112,171
		348,784

Electrical Equipment - 4.5%
Cooper Industries Ltd.	2,300	207,989
Emerson Electric Co.	5,400	238,086
		446,075

Electronic Equipment & Instruments - 3.4%
CDW Corp.	2,400	168,768
Molex, Inc.	5,900	163,430
		332,198

Energy Equipment & Services - 2.5%
FMC Technologies, Inc.*	4,100	252,683

Food & Staples Retailing - 7.0%
Costco Wholesale Corp.	3,800	200,906
Sysco Corp.	8,200	301,432
Walgreen Co.	4,300	197,327
		699,665

Gas Utilities - 1.8%
Questar Corp.	2,200	182,710

Health Care Equipment & Supplies - 11.1%
Medtronic, Inc.	6,600	353,166
Respironics, Inc.*	4,700	177,425
St. Jude Medical, Inc.*	5,400	197,424
Stryker Corp.	2,800	154,308
Varian Medical Systems, Inc.*	4,700	223,579
		1,105,902

Equity Securities - Cont'd	Shares	Value
Household Products - 6.1%
Colgate-Palmolive Co.	4,600	$300,104
Procter & Gamble Co.	4,700	302,069
		602,173

Industrial Conglomerates - 0.9%
3M Co.	1,200	93,516

Insurance - 3.6%
Aflac, Inc.	5,400	248,400
Chubb Corp.	2,100	111,111
		359,511

Internet Software & Services - 1.4%
eBay, Inc.*	4,700	141,329

IT Services - 5.1%
Cognizant Technology Solutions Corp.*	1,600	123,456
First Data Corp.	4,700	119,944
Fiserv, Inc.*	3,700	193,954
Western Union Co.	3,000	67,260
		504,614

Machinery - 3.4%
Dover Corp.	4,400	215,688
Pentair, Inc.	3,800	119,320
		335,008

Multiline Retail - 5.3%
Kohl's Corp.*	4,500	307,935
Target Corp.	3,900	222,495
		530,430

Office Electronics - 2.1%
Zebra Technologies Corp.*	6,100	212,219

Oil, Gas & Consumable Fuels - 1.3%
EOG Resources, Inc.	2,100	131,145

Pharmaceuticals - 2.9%
Johnson & Johnson	4,300	283,886

Software - 2.4%
Microsoft Corp.	7,800	232,908

Specialty Retail - 4.9%
Bed Bath & Beyond, Inc.*	3,900	148,590
Home Depot, Inc.	2,900	116,464
Staples, Inc.	8,200	218,940
		483,994

Total Equity Securities (Cost $7,861,183)		9,584,136

TOTAL INVESTMENTS (Cost $7,861,183) - 96.4%		9,584,136
Other assets and liabilities, net - 3.6%		354,081
Net Assets - 100%		$9,938,217

Net Assets Consist of:
Paid-in capital applicable to 510,047 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$8,381,567
Accumulated net realized gain (loss) on investments		(166,303)
Net unrealized appreciation (depreciation) on investments		1,722,953

Net Assets		$9,938,217

Net Asset Value Per Share		$19.48

*     Non-Income producing security.

See notes to financial statements.

Equity Portfolio
Statement of Operations
Year Ended December 31, 2006

Net Investment Income
Investment Income:
Dividend Income	$98,130
Total investment Income	98,130

Expenses:
Investment advisory fee	46,162
Transfer agency fees and expenses	8,568
Directors' fees and expenses	1,167
Administrative fees	18,465
Accounting fees	1,257
Custodian fees	8,349
Reports to shareholders	1,971
Professional fees	19,252
Miscellaneous	538
Total expenses	105,729
Fees paid indirectly	(7,161)
Reimbursement from Advisor	(96)
Net expenses	98,472

Net Investment Income (Loss)	(342)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	351,853
Change in unrealized appreciation or (depreciation)	562,448

Net Realized and Unrealized Gain (Loss) on Investments	914,301

Increase (Decrease) in Net Assets
Resulting From Operations	$913,959

See notes to financial statements.

Equity Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment Income (loss)	($342)	($4,581)
Net realized gain (loss)	351,853	744,059
Change in unrealized appreciation or (depreciation)	562,448	(361,238)

Increase (Decrease) in Net Assets
Resulting From Operations	913,959	378,240

Distributions to shareholders from:
Net investment Income	--	(4,693)

Capital share transactions:
Shares sold	2,289,992	1,772,771
Reinvestment of distributions	--	4,693
Shares redeemed	(1,845,440)	(3,135,336)
Total capital share transactions	444,552	(1,357,872)

Total Increase (Decrease) in Net Assets	1,358,511	(984,325)

Net Assets
Beginning of year	8,579,706	9,564,031
End of year	$9,938,217	$8,579,706

Capital Share Activity
Shares sold	126,132	103,452
Reinvestment of distributions	--	263
Shares redeemed	(100,948)	(183,344)
Total capital share activity	25,184	(79,629)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Social Equity Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2006, no securities were fair valued under the direction of the Board of Directors.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, Including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of Income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may Include proceeds from litigation. Dividend Income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest Income, which Includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment Income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with Income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect Income and gains available for distribution under Income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of Income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal Income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .50%, of the Portfolio's average daily net assets. Under the terms of the agreement, $4,228 was payable at year end. In addition, $729 was payable at year end for operating expenses paid by the Advisor during December 2006.

The Advisor has agreed to limit net annual portfolio operating expenses through April 30, 2007. The contractual expense cap is 1.08%. For the purposes of this expense limit, operating expenses do not Include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The Advisor voluntarily reimbursed the Portfolio for expenses of $96 for the year ended December 31, 2006.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .20% based on the Portfolio's annual average daily net assets. Under the terms of the agreement, $1,691 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $94 for the year ended December 31, 2006. Under the terms of the agreement, $18 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 ($15,000 prior to January 1, 2006) for Directors not serving on other Calvert Fund Boards, $8,000 ($4,000 prior to January 1, 2006) for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $3,968,508 and $3,788,556, respectively.

The cost of investments owned at December 31, 2006 for federal Income tax purposes was $7,873,816. Net unrealized appreciation aggregated $1,710,320, of which $1,766,778 related to appreciated securities and $56,458 related to depreciated securities. Net realized capital loss carryforwards for federal Income tax purposes of $4,775 and $217,532 at December 31, 2006 may be utilized to offset future capital gains until expiration in December 2008 and December 2010, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2006, and December 31, 2005 were as follows:

Distributions paid from:	2006	2005
Ordinary Income	--	$4,693
Total	--	$4,693

As of December 31, 2006, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed long term capital gain	$68,636
Capital loss carryforward	(222,307)
Unrealized appreciation (depreciation)	1,710,320
Total	$1,556,649

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect Income and gains available for distributions (or available capital loss carryforwards, as applicable) under Income tax law and regulations. The primary permanent differences causing such reclassifications are due to the tax treatment of the merger in 2003 with Ohio National Fund, Inc., Social Awareness Portfolio and the tax treatment of net operating losses.

Undistributed net investment Income	$342
Accumulated net realized gain (loss)	(53,842)
Paid in capital	53,500

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales and the IRC section 382 limitations on the capital loss carryforwards.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is Incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2006. For the year ended December 31, 2006, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$193	5.83%	$70,504	September 2006

Equity Portfolio
Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
	2006	2005	2004
Net asset value, beginning	$17.70	$16.94	$15.82
Income from investment operations
Net investment Income (loss)	***	(.01)	.02
Net realized and unrealized gain (loss)	1.78	.78	1.11
Total from investment operations	1.78	.77	1.13
Distributions from
Net investment Income	--	(.01)	(.01)
Total Increase (decrease) in net asset value	1.78	.76	1.12
Net asset value, ending	$19.48	$17.70	$16.94

Total return*	10.06%	4.54%	7.16%
Ratios to average net assets: A
Net investment Income (loss)	(.004%)	(.05%)	.14%
Total expenses	1.15%	1.34%	1.35%
Expenses before offsets	1.14%	1.12%	1.12%
Net expenses	1.07%	1.08%	1.08%
Portfolio turnover	42%	34%	16%
Net assets, ending (in thousands)	$9,938	$8,580	$9,564

	Year Ended	Period Ended
	December 31,	December 31,
	2003	2002**
Net asset value, beginning	$12.94	$15.00
Income from investment operations
Net investment Income (loss)	(.01)	--
Net realized and unrealized gain (loss)	2.89	(2.06)
Total from investment operations	2.88	(2.06)
Distributions from
Net investment Income	--	--
Total Increase (decrease) in net asset value	2.88	(2.06)
Net asset value, ending	$15.82	$12.94

Total return*	22.27%	(13.73%)
Ratios to average net assets: A
Net investment Income (loss)	(.07%)	.05% (a)
Total expenses	1.52%	1.86% (a)
Expenses before offsets	1.09%	1.05% (a)
Net expenses	1.06%	.98% (a)
Portfolio turnover	84%	16%
Net assets, ending (in thousands)	$6,983	$5,441

A   Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a)   Annualized.

*   Total return is not annualized for periods less than one year.

**   From Inception April 30, 2002.

***   Per share equals (.0007).

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets Include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically Include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, Including each security's market value on the last day of the reporting period. The Statement of Net Assets Includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment Income earned and expenses Incurred in operating the fund. Investment Income Includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses Incurred in operating the fund Include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the Increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment Income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions Include distributions from net investment Income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend Income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 7, 2006, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report Included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, Including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Portfolio's brokerage, Including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, Including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, Including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, Including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that for the one-, two-, three- and four-year annualized periods ended June 30, 2006, the Portfolio had underperformed its Lipper index and was below the median of its peer group. The Board took into account the steps management had taken in an attempt to improve the Portfolio's performance as well as its discussion of the Portfolio's performance. The Board noted management's continued monitoring of such performance. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Portfolio's performance.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee (after taking into account expense reimbursements) was below the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board also took into account the Advisor's current undertakings to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor's subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, Including the current asset size of the Portfolio. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board Included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. The Board also noted that the Advisor reimbursed expenses of the Portfolio and also paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that if the Portfolio's assets Increased over time, the Portfolio might realize other economies of scale if assets Increased proportionally more than certain other expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio's current size.

In reapproving the Investment Advisory Agreement, the Board, Including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, Including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's performance during the one-, two-, three- and four-year annualized periods ended June 30, 2006 as compared to the Portfolio's peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. Based upon its review, the Board determined that the subadvisory fee was reasonable. For each of the above reasons, the profitability to the Subadvisor of its relationship with the Portfolio was not a material factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, Including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor had demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor was qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objectives and policies; (c) the Advisor and Subadvisor maintained appropriate compliance programs; (d) the Subadvisor was likely to execute its investment strategies consistently over time; (e) appropriate action was being taken with respect to the performance of the Portfolio; and (f) the Portfolio's advisory and subadvisory fees were reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement was in the interests of the Portfolio and its shareholders.

Director and Officer Information Table

			# of Calvert
	Position	Position	Portfolios		Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Age	Fund	Date	During Last 5 Years		(Not Applicable to Officers)
DISINTERESTED DIRECTORS

FRANK H. BLATZ, JR., Esq. AGE: 71	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	26
ALICE GRESHAM AGE: 56	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	14	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 61	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 60	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	14	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH AGE: 69	Director	1982	Retired executive.	26	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 54	Director & Chairperson	1997	President, Chief Executive Officer and Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
WILLIAM LESTER AGE: 49	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	14
OFFICERS
KAREN BECKER AGE: 54	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 48	Assistant Vice President and Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 42	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 38	Assistant Vice President and Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.
STEVEN A. FALCI AGE: 47	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2003, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 33	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 57	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 56	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 42	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 36	Assistant Vice President and Assistant Secretary	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2002, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
JANE B. MAXWELL, Esq. AGE: 54	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
ANDREW K. NIEBLER, Esq. AGE: 39	Assistant Secretary	2006	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton for 7 years.
CATHERINE P. ROY AGE: 51	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 59	Vice President and Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 54	Treasurer	1982	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 45	Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Calvert

Investments that make a difference®

December 31, 2006

Annual Report

Calvert Variable Series, Inc.

Calvert Income Portfolio

Calvert

Investments that make a difference

A UNIFI Company

Calvert Variable Series, Inc.
Calvert Income Portfolio
Managed by Calvert Asset Management Company, Inc.

Performance

CVS Calvert Income Portfolio shares returned 4.99% for the 12-month reporting period ended December 31, 2006, versus 4.26% for the benchmark Lehman US Credit Index. Duration and credit quality strategies were strong drivers of this outperformance.

CVS Calvert Income Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(year ended 12.31.06)
One year	4.99%
Since Inception (4.30.02)	7.20%

*  Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. Past performance does not indicate future results.

Investment Climate

During the year, the Federal Reserve (Fed) Increased the target Fed funds rate 0.25% at the first four of its eight scheduled meetings, pushing the rate to 5.25% before moving to the sidelines in August. Money-market interest rates, Including those of the three-month Treasury bill, rose in response to these hikes.1 Long-term interest rates Increased slightly, with the benchmark 10-year Treasury yield rising 0.31% to 4.70%.

The U.S. economy grew at a 3.4% pace during the reporting period, as measured by gross domestic product (GDP), which is in line with the long-term U.S. average.2 GDP growth was anchored by a very strong first quarter followed by below-trend growth for the remainder of the year. Inflation became an issue during the year, however. The headline consumer price index (CPI) exceeded a 4% annualized pace and the core CPI, which excludes volatile food and energy prices, Increased nearly 3%. By the end of the year, however, core inflation had moderated to a 2.6% annual pace although it still remained outside the Fed's comfort zone.

In May, rising headline and core inflation led the Fed to suggest that more rate Increases were possible. But in August, the Fed paused its interest rate hikes to see what the economy and inflation would do on its own, and this wait-and-see attitude continues at year-end.

Portfolio Strategy

Our strategy reflects Calvert's FourSight® management process, which seeks to deliver competitive results even during difficult markets. With this four-step process, we manage duration, monitor the yield curve, optimize sector allocation, and analyze credit quality. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

In anticipation of higher interest rates, the Portfolio maintained a shorter-than-benchmark duration during the reporting period.3 Our reasonably bright outlook for steady economic growth, led by consumer spending and business investment, contrasted with many investors who interpreted the inverted yield curve as a sign of imminent recession. (An inverted yield curve is where interest rates for short-term bonds are actually higher than for longer-term bonds.) This strategy added to the Portfolio's performance as interest rates rose across the maturity spectrum, but to a greater extent for shorter-term securities.

During 2006, investment-grade corporate bonds tended to offer slightly higher yields than Treasuries. Accordingly, we maintained a "barbell" approach to credit quality during most of the period. The Portfolio was overweighted to both very high-quality, AAA rated bonds and, to a lesser extent, higher-yielding, below-investment-grade securities--a combination which outperformed the lower-quality BBB rated bonds which we had underweighted.4 Sector and security selection were also strong contributors during the year, with entry into new sectors such as hybrid bonds (securities that combine qualities of debt and equity) enhancing performance.

% of Total
Investment Allocation	Investments
Asset Backed Securities	5.9%
Bank	6.0%
Brokerage	3.4%
Financials	9.3%
Industrial	13.2%
Industrial - Finance	2.1%
Insurance	0.6%
Municipal Obligations	19.4%
Real Estate Investment Trust	2.2%
Special Purpose	3.3%
Transportation	1.3%
U.S. Government Agency Obligations	9.3%
U.S. Government Obligations	17.6%
Utility	6.4%
Total	100%

Outlook

While core inflation remained high at year-end, the pace of inflation finally slowed over the latter half of 2006. If data continue to support this slowing trend, the Fed may see no need for further interest rate hikes. We expect U.S. economic growth to be slower than average in coming quarters, but do not expect a recession. And, while it may be too soon to tell if we've truly reached bottom in the housing slump, there are encouraging signs that the sector may be stabilizing as we head into 2007.

We are also watching the actions of central banks around the globe, many of which started gradually raising their interest rates during the reporting period. The U.S. relies heavily on foreign investment in U.S. securities to help offset our broad deficit, so it's important that domestic interest rates stay competitive with foreign rates.

Finally, credit spreads are very narrow right now, which means that investors aren't being compensated much for taking on the additional risk of lower-credit securities. We believe this may be about to change, however, and are keeping an eye on this trend.

Overall, we expect the climate for fixed Income to remain positive in the coming year. For the near future, the inverted yield curve should continue to provide opportunities to lock in attractive short-term yields. However, we expect the yield curve to revert to a more traditional upward slope as economic concerns dissipate. As this unfolds, we will seek to opportunistically sell shorter-maturity issues and to extend the Portfolio's duration by purchasing longer-term, higher-yielding securities.

Gregory Habeeb
Senior Portfolio Manager
Calvert Asset Management Company

January 2007

1.   The three-month Treasury bill yield rose 0.94%, to 5.02%.

2.   Average annualized growth rate of real GDP over the last 50 years was 3.3%. Data source: Commerce Department.

3.   The average duration for the CVS Calvert Income Portfolio was 4.33 years versus 5.93 years for the benchmark Lehman US Credit Index, as of December 31, 2006.

4.   AAAs and below investment-grade securities returned 4.34% and 11.85% for the 12-month period, versus 4.46% for BBB-rated bonds. As of December 31, 2006, AAA securities represented 42.12 % of the Portfolio and 11% of the Index, below-investment grade securities represented 8.23% of the Portfolio and 0% of the Index, while lower-rated investment-grade bonds represented 29.1% of the Portfolio and 32% of the Index.

Calvert Income Portfolio of Calvert Variable Series, Inc. should not be confused with Calvert Income Fund, a series of the Calvert Fund. Performance of the two funds will differ.

Shareholder Expense Example

As a shareholder of the Fund, you Incur two types of costs: (1) transaction costs, and (2) ongoing costs, Including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were Included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/06	12/31/06	7/1/06 - 12/31/06
Actual	$1,000.00	$1,052.50	$4.41
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.91	$4.34

*   Expenses are equal to the Fund's annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 181/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Calvert Income Portfolio:

We have audited the accompanying statement of net assets of the Calvert Income Portfolio, a series of Calvert Variable Series, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from April 30, 2002 (Inception) through December 31, 2002. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit Includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures Included confirmation of securities owned as of December 31, 2006, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also Includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Income Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and the period from April 30, 2002 (Inception) through December 31, 2002, in conformity with U.S generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 23, 2007

Income Portfolio
Statement of Net Assets
December 31, 2006

	Principal
Corporate Bonds - 52.0%	Amount	Value
AgFirst Farm Credit Bank:
8.393% to 12/15/11, floating rate thereafter to 12/15/16 (r)	$100,000	$109,184
7.30%, 10/14/49 (e)	300,000	302,487
Aiful Corp., 6.00%, 12/12/11 (e)	200,000	197,857
Alliance Mortgage Investments, 12.61%, 6/1/10 (r)	95,000	95,000
American Home Mortgage Assets, 2.229%, 5/25/46	1,259,398	77,925
Anadarko Petroleum Corp., 5.76%, 9/15/09 (r)	250,000	250,810
APL Ltd., 8.00%, 1/15/24	175,000	157,062
Appalachian Power Co., 5.694%, 6/29/07 (r)	250,000	250,215
Assured Guaranty US Holdings, Inc., 6.40%, 12/15/66 (r)	200,000	200,429
Atlantic City Electric Co., 6.625%, 8/1/13	500,000	531,500
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)(p)	650,000	354,648
Atmos Energy Corp., 5.749%, 10/15/07 (r)	200,000	200,034
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	250,000	281,473
AXA SA, 6.463% to 12/14/18, floating rate thereafter to 12/31/49 (e)(r)	300,000	296,802
BAE Systems Asset Trust, 6.664%, 9/15/13 (e)	229,693	240,496
Bear Stearns Co's, Inc., 6.096%, 10/28/14 (r)	450,000	451,674
BellSouth Telecommunications, Inc., STEP, 0.00% to 12/15/15, 6.65% thereafter to 12/15/95 (r)	400,000	204,771
BF Saul, 7.50%, 3/1/14	200,000	203,750
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate thereafter to 12/15/55 (r)	600,000	595,408
Bunge Ltd. Finance Corp., 4.375%, 12/15/08	300,000	294,106
C10 Capital SPV Ltd., 6.722% to 12/31/16, floating rate thereafter to 12/31/49 (e)(r)	250,000	250,610
Catholic High School of New Iberia VRDN, 6.32%, 11/1/19 (r)	140,000	140,000
Chase Funding Mortgage Loan, 4.045%, 5/25/33	337,458	332,774
CIT Group, Inc., 5.595%, 9/20/07 (r)	60,000	60,092
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.56%, 10/15/48	500,000	506,285
Countrywide Asset-Backed Certificates, 5.80%, 11/25/34 (r)	141,232	141,438
Countrywide Financial Corp., 5.448%, 10/31/07 (r)	300,000	299,989
Crown Castle Towers LLC:
4.643%, 6/15/35 (e)	250,000	242,832
5.245%, 11/15/36 (e)	400,000	400,224
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	100,000	109,428
Dominion Resources, Inc.:
5.663%, 9/28/07 (r)	300,000	299,997
5.687%, 5/15/08 (r)	200,000	200,984
5.554%, 11/14/08 (r)	250,000	249,992
Dunkin Securitization, 5.779%, 6/20/31 (e)	250,000	253,109
FMG Finance Ltd., 9.369%, 9/1/11 (e)(r)	700,000	698,250
Ford Motor Co., 4.25%, 12/15/36	150,000	161,163
Ford Motor Credit Co., 5.56%, 3/13/07	115,000	114,137
Glitnir banki HF:
5.534%, 10/15/08 (e)(r)	250,000	249,995
5.80%, 1/21/11 (e)(r)	300,000	299,996
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (e)(r)	100,000	100,905
7.451% to 9/14/16, floating rate thereafter to 12/14/49 (e)(r)	200,000	210,728
Global Signal:
Trust II, 4.232%, 12/15/14 (e)	100,000	97,335
Trust III, 5.361%, 2/15/36 (e)	250,000	248,584
GMAC LLC, 6.274%, 1/16/07 (r)	300,000	299,961
Golden Securities Corp., 5.649%, 12/2/13 (e)(r)	90,514	90,136
Golden State Petroleum Transport Corp., 8.04%, 2/1/19	100,000	104,570
Goldman Sachs Group, Inc., 6.345%, 2/15/34	350,000	354,624
HBOS plc:
3.125%, 1/12/07 (e)	400,000	399,755
6.413% to 10/1/35, floating rate thereafter to 9/29/49 (e)(r)	300,000	299,953
Health Care Property Investors, Inc., 5.81%, 9/15/08 (r)	200,000	200,482
HRPT Properties Trust, 5.961%, 3/16/11 (r)	500,000	499,984

	Principal
Corporate Bonds - Cont'd	Amount	Value
Impac CMB Trust:
6.05%, 10/25/33 (r)	$12,067	$12,072
5.66%, 4/25/35 (r)	216,391	217,116
5.62%, 5/25/35 (r)	51,744	51,835
5.67%, 8/25/35 (r)	167,391	167,673
Independence Community Bank Corp., 3.75% to 4/1/09, floating rate thereafter to 4/1/14 (r)	405,000	388,729
Ingersoll-Rand Co. Ltd.:
6.23%, 11/19/27	426,000	443,931
6.015%, 2/15/28	285,000	291,597
Interpool Capital Trust, 9.875%, 2/15/27	500,000	518,750
Jersey Central Power & Light Co., 5.625%, 5/1/16	200,000	201,750
JPMorgan Chase & Co.:
6.375%, 4/1/08	830,000	840,693
4.91%, 10/28/08 (r)	625,000	624,626
Kaupthing Bank HF, 5.55%, 12/1/09	200,000	198,192
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (e)	850,000	735,250
Lehman Brothers Holdings, Inc., 4.75%, 9/8/08 (r)	100,000	99,197
Leucadia National Corp., 7.00%, 8/15/13	120,000	121,200
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	42,000	210
8.30%, 12/1/37 (e)(m)*	100,000	500
Massachusetts Institute of Technology, 7.25%, 11/2/96	150,000	180,699
Mcguire Air Force Base, Military Housing Project, 5.611%, 9/15/51 (e)	300,000	298,440
Meridian Funding Co. LLC:
5.68%, 6/9/08 (r)	249,998	249,439
5.57%, 10/6/08 (e)(r)	91,680	91,742
Merrill Lynch & Co., Inc., 5.834%, 1/15/15 (r)	400,000	404,406
Mid-Atlantic Family Military Communities LLC, 5.24%, 8/1/50 (e)	350,000	336,063
Midwest Family Housing LLC, 5.581%, 1/1/51 (e)	250,000	243,182
Nationwide Life Global Fund, 5.453%, 9/28/07 (e)(r)	60,000	60,017
Nelnet Student Loan Corp., 5.27%, 6/1/35 (r)	800,000	800,000
New Valley Generation I, 7.299%, 3/15/19	412,287	450,971
New Valley Generation V, 4.929%, 1/15/21	84,000	82,051
Noble Group Ltd., 6.625%, 3/17/15 (e)	500,000	453,829
Ohana Military Communities LLC:
5.675%, 10/1/26 (e)	460,000	471,817
5.78%, 10/1/36 (e)	200,000	207,750
Orkney Re II plc, Series B, 8.404%, 12/21/35 (e)(r)	250,000	250,000
Pacific Pilot Funding Ltd., 6.124%, 10/20/16 (e)(r)	99,076	98,934
Pedernales Electric Cooperative, 5.952%, 11/15/22 (e)	100,000	102,485
Pepco Holdings, Inc., 5.994%, 6/1/10 (r)	160,000	160,019
Pioneer Natural Resources Co., 6.875%, 5/1/18	1,185,000	1,152,660
Public Service Electric & Gas Co., 6.375%, 5/1/08 (r)	200,000	202,381
Public Service Enterprise Group, Inc., 5.74%, 9/21/08 (r)	400,000	400,248
Puget Energy Inc., 7.02%, 12/1/27	377,000	424,249
QBE Insurance Group Ltd., 5.647% to 7/1/13, floating rate thereafter to 7/1/23 (e)(r)	85,000	82,484
RBS Capital Trust IV, 6.164, 9/29/49 (r)	100,000	99,879
Reed Elsevier Capital, Inc., 5.69%, 6/15/10 (r)	300,000	299,990
Residential Capital Corp.:
6.739%, 6/29/07 (r)	950,000	954,246
6.675%, 11/21/08 (r)	500,000	506,158
6.474%, 4/17/09 (r)	400,000	402,734
Richmond County Capital Corp., 8.318%, 7/15/49	300,000	301,125
Rochester Gas & Electric Corp., 6.375%, 9/1/33	475,000	510,930
Santander Issuances SA Unipersonal, 5.725%, 6/20/16 (e)(r)	300,000	305,074
SLM Corp., 5.597%, 7/25/07 (r)	100,000	100,051
Southern California Edison Co., 5.75%, 4/1/35	90,000	90,459
Sovereign Bancorp, Inc., 5.649%, 3/1/09 (e)(r)	250,000	249,890
Sovereign Bank:
4.00%, 2/1/08	150,000	147,835
4.375% to 8/1/08, floating rate thereafter to 8/1/13 (r)	200,000	196,132
Spieker Properties LP, 6.75%, 1/15/08	250,000	253,682
Starwood Hotels & Resorts Worldwide, Inc., 7.375%, 5/1/07	253,000	253,316
	Principal
Corporate Bonds - Cont'd	Amount	Value
TIERS Trust;
8.45%, 12/1/17 (n)*	$219,620	$3,294
STEP, 0.00% to 10/15/33, 7.697% thereafter to 10/15/97(e)(r)	1,000,000	59,121
Toll Road Investors Partnership II LP, Zero Coupon, 2/15/45 (e)	9,450,111	1,199,881
Tyco International Group SA, Participation Certificate Trust, 4.436%, 6/15/07 (e)	250,000	248,738
Union Pacific Corp., 8.02%, 7/2/12	192,804	206,569
Vale Overseas Ltd., 6.25%, 1/23/17	300,000	304,125
Verizon North, Inc., 5.634%, 1/1/21 (e)	200,000	190,902
Verizon Pennsylvania, Inc., 8.35%, 12/15/30	100,000	115,146
Vornado Realty LP, 5.625%, 6/15/07	250,000	250,012
Western Union Co., 5.40%, 11/17/11 (e)	300,000	295,518
World Financial Network, Credit Card Master Note Trust, 5.72%, 5/15/12 (r)	100,000	100,476
Xerox Corp., 6.75%, 2/1/17	150,000	155,625

Total Corporate Bonds (Cost $33,458,926)		33,132,038

Taxable Municipal Obligations - 20.6%
Adams-Friendship Area Wisconsin School District GO Bonds:
5.18%, 3/1/12	125,000	124,755
5.21%, 3/1/13	140,000	139,516
Alabaster Alabama GO Bonds, 5.36%, 4/1/18	250,000	246,863
Alameda California Corridor Transportation Authority Revenue Bonds, Zero
Coupon, 10/1/09	400,000	345,980
Arlington Texas SO Revenue Bonds, 4.73%, 8/15/14	250,000	242,665
Baltimore Maryland General Revenue Bonds, 5.27%, 7/1/18	150,000	148,725
Chicago Illinois GO Bonds, 5.30%, 1/1/14	200,000	200,580
Commonwealth Financing Authority Pennsylvania Revenue Bonds, 5.631%, 6/1/23	200,000	204,188
Dallas Texas GO Bonds, STEP, 5.25%, 2/15/24 (r)	100,000	98,984
Detroit Michigan GO Bonds, 5.15%, 4/1/25	300,000	280,110
Ewing Township New Jersey School District GO Bonds, 4.80%, 5/1/16	940,000	910,371
Grant County Washington Public Utility District No. 2 Revenue Bonds, 5.29%, 1/1/20	200,000	197,222
Howell Township New Jersey School District GO Bonds, 5.30%, 7/15/19	150,000	149,318
Indiana State Bond Bank Revenue Bonds:
5.38%, 7/15/18	200,000	200,136
5.32%, 1/15/19	460,000	452,764
6.01%, 7/15/21	250,000	256,562
JEA Florida St. Johns River Power Park System Revenue Bonds, 4.80%, 10/1/07	635,000	632,600
Kansas City Missouri Airport Revenue Bonds, 5.125%, 9/1/17	200,000	197,160
Kern County California PO Revenue Bonds, Zero Coupon, 8/15/20	325,000	152,604
King County Washington Housing Authority Revenue Bonds, 6.375%, 12/31/46	200,000	203,864
Lawrence Township Indiana School District GO Bonds, 5.55%, 7/5/14	445,000	453,023
Mississippi State Development Bank SO Revenue Bonds, 5.60%, 1/1/26	100,000	96,267
New York City IDA Revenue Bonds, 6.027%, 1/1/46	200,000	206,936
New York State Sales Tax Asset Receivables Corp. Revenue Bonds, 3.60%, 10/15/08	500,000	486,635
Northwest Washington Electric Energy Revenue Bonds, 4.06%, 7/1/09	100,000	97,409
Oakland California Redevelopment Agency Tax Allocation Bonds, 5.411%, 9/1/21	200,000	198,694
Oceanside California PO Revenue Bonds, 5.25%, 8/15/20	100,000	97,431
Oconto Falls Wisconsin Public School District GO Bonds, 5.70%, 3/1/16	495,000	508,113
Orange County California PO Notes, Zero Coupon, 9/1/16	236,000	140,427
Oregon State School Boards Association GO Bonds, Zero Coupon:
6/30/12	600,000	452,346
6/30/16	275,000	166,741
6/30/18	100,000	53,784
Owen Withee Wisconsin School District GO Bonds, 5.64%, 3/1/16	140,000	142,597
Philadelphia Pennsylvania IDA Revenue Bonds, Zero Coupon, 4/15/20	380,000	184,437
Pittsburgh Pennsylvania GO Bonds, 5.47%, 9/1/08	250,000	250,680
Roseville California Redevelopment Agency Tax Allocation Bonds, 5.90%, 9/1/28	100,000	99,905
Sacramento City California Financing Authority Tax Allocation Revenue Bonds, 5.015%, 12/1/10	200,000	198,960
San Bernardino California Joint Powers Financing Authority Tax Allocation Bonds, 5.625%, 5/1/16	400,000	401,264

	Principal
Corporate Bonds - Cont'd	Amount	Value
San Bernardino County California Financing Authority PO
Revenue Bonds, Zero Coupon:
8/1/12	$200,000	$150,116
8/1/15	251,000	158,918
San Jose California Redevelopment Agency Tax Allocation Bonds, 5.46%, 8/1/35	200,000	185,206
Schenectady New York Metroplex Development Authority Revenue Bonds, 5.36%, 8/1/16	150,000	149,327
Shell Lake Wisconsin School District GO Bonds, 6.03%, 4/1/24	510,000	521,184
Sonoma County California PO Revenue Bonds, 6.625%, 6/1/13	250,000	261,715
Texas Municipal Gas Corp., Gas Reservation Revenue Bonds, 2.60%, 7/1/07	10,000	9,932
Thorp Wisconsin School District GO Bonds, 5.75%, 4/1/16	200,000	206,794
University of Central Florida COPs, 5.125%, 10/1/20	250,000	240,547
Utah State Housing Corp. Military Housing Revenue Bonds, 5.392%, 7/1/50	250,000	237,127
West Covina California Public Financing Authority Lease Revenue Bonds:
5.39%, 6/1/11	60,000	60,245
5.41%, 6/1/12	80,000	80,504
6.05%, 6/1/26	750,000	760,162
Ypsilanti Michigan GO Bonds, 5.75%, 5/1/14	445,000	455,649

Total Taxable Municipal Obligations (Cost $13,095,702)		13,098,042

U.S. Government Agencies and Instrumentalities - 8.4%
Fannie Mae:
2.50%, 7/2/08	70,000	67,292
5.50%, 12/25/16	232,662	230,433
Federal Home Loan Bank:
5.00%, 10/26/07	500,000	490,625
0.00%, 2/5/07 (r)	400,000	399,314
Federal Home Loan Bank Discount Notes, 1/2/07	2,300,000	2,299,693
Freddie Mac:
5.125%, 12/15/13	1,460,790	1,441,601
5.625%, 11/23/35	200,000	194,186
Small Business Administration, 4.94%, 8/10/15	242,246	239,508

Total U.S. Government Agencies and Instrumentalities (Cost $5,397,011)		5,362,652

U.S. Treasury - 17.5%
United States Treasury Bonds, 4.50%, 2/15/36	661,000	628,776
United States Treasury Notes:
5.00%, 7/31/08	450,000	450,703
4.50%, 11/15/10	960,000	953,100
4.50%, 11/30/11	735,000	728,454
3.625%, 5/15/13	195,000	183,757
4.50%, 11/15/15	270,000	265,824
4.50%, 2/15/16	4,000,000	3,936,250
5.125%, 5/15/16	943,000	971,290
4.625%, 11/15/16	3,080,000	3,059,306

Total U.S. Treasury (Cost $11,089,750)		11,177,460

Equity Securities - 1.2%	Shares	Value
Conseco, Inc., Preferred	4,600	$114,724
First Republic Preferred Capital Corp., Preferred (e)	300	319,500
Roslyn Real Estate Asset Corp., Preferred *	1	100,469
WoodBourne Pass-Through Trust, Preferred (e)	2	200,312

Total Equity Securities (Cost $719,993)		735,005

TOTAL INVESTMENTS (Cost $63,761,382) - 99.7%		63,505,197
Other assets and liabilities, net - 0.3%		186,653
Net Assets - 100%		$63,691,850

Net Assets Consist Of:
Par value and paid-in capital applicable to 3,974,718 shares of common stock outstanding of $0.01 par value 1,000,000,000 shares authorized		$63,430,794
Undistributed net investment Income		306,011
Accumulated net realized gain (loss) on investments		63,206
Net unrealized appreciation (depreciation) on investments		(108,161)

Net Assets		$63,691,850

Net Asset Value Per Share		$16.02

			Underlying	Unrealized
	Number of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
2 Year U.S. Treasury Notes	34	3/07	$6,937,063	($28,122)
10 Year U.S. Treasury Notes	3	3/07	$322,406	(3,802)
Total Purchased				($31,924)

Sold:
U.S. Treasury Bonds	55	3/07	$6,129,063	$179,948

*  Non-Income producing security.

(e)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(m)  The Illinois Insurance Department has prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n)  The Illinois Insurance Department has prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(p)  The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments due in August of 2006. This security is no longer accruing interest. The total interest due from this security, as of December 31, 2006, is $27,518.

(r)  The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:

COPs: Certificates of participation

GO: General Obligation

IDA: Industrial Development Authority

LLC: Limited Liability Corporation

LP: Limited Partnership

PO: Pension Obligation

SO: Special Obligation

STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specific future date(s).

VRDN: Variable Rate Demand Note

See notes to financial statements.

Income Portfolio
Statement of Operations
Year ended December 31, 2006
Net Investment Income
Investment Income:
Interest Income	$3,066,486
Dividend Income (net of foreign taxes withheld of $323)	60,570
Total investment Income	3,127,056

Expenses:
Investment advisory fee	223,107
Transfer agency fees and expenses	15,545
Directors' fees and expenses	7,431
Administrative fees	167,331
Accounting fees	8,741
Custodian fees	44,640
Reports to shareholders	15,047
Professional fees	18,818
Miscellaneous	2,684
Total expenses	503,344
Fees paid indirectly	(17,791)
Net expenses	485,553

Net Investment Income	2,641,503

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	300,117
Foreign currency transactions	(21)
Futures	(169,378)
130,718

Change in unrealized appreciation (depreciation) on:
Investments	(66,240)
Assets and liabilities denominated in foreign currencies	7
Futures	194,748
128,515

Net Realized and Unrealized Gain (Loss)	259,233

Increase (Decrease) in Net Assets
Resulting From Operations	$2,900,736

See notes to financial statements.

Income Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment Income	$2,641,503	$1,458,585
Net realized gain (loss)	130,718	337,482
Change in unrealized appreciation or (depreciation)	128,515	(322,064)

Increase (Decrease) in Net Assets
Resulting From Operations	2,900,736	1,474,003

Distributions to shareholders from:
Net investment Income	(2,526,643)	(1,379,482)
Net realized gain	(231,286)	(288,666)
Total distributions	(2,757,929)	(1,668,148)

Capital share transactions:
Shares sold	15,123,946	17,044,286
Reinvestment of distribution	2,757,929	1,668,129
Shares redeemed	(1,809,780)	(5,877,219)
Total capital share transactions	16,072,095	12,835,196

Total Increase (Decrease) in Net Assets	16,214,902	12,641,051

Net Assets
Beginning of year	47,476,948	34,835,897
End of year (Including undistributed net investment
Income of $306,011 and $186,603, respectively)	$63,691,850	$47,476,948

Capital Share Activity
Shares sold	937,003	1,049,377
Reinvestment of distributions	172,155	104,650
Shares redeemed	(111,947)	(363,746)
Total capital share activity	997,211	790,281

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Income Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the prInciple market in which such securities are normally traded. If events occur after the close of the prInciple market in which foreign securities are traded, and before the Portfolio's net asset value determination, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2006, no securities were fair valued under the direction of the Board of Directors.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, Including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of Income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may Include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may Include proceeds from litigation. Dividend Income is recorded on the ex-dividend date. Interest Income, which Includes amortization of premium and accretion of discount on debt securities is accrued as earned. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Debt obligations may be placed on non-accrual status and related interest Income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See footnotes on page 9.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, Income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is Included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment Income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with Income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect Income and gains available for distribution under Income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of Income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal Income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .40%, of the Portfolio's average daily net assets. Under the terms of the agreement $21,476 was payable at year end. In addition, $5,056 was payable at year end for operating expenses paid by the Advisor during December 2006.

The Advisor has agreed to limit net annual portfolio operating expenses through April 30, 2007. The contractual expense cap is .98%. For the purposes of this expense limit, operating expenses do not Include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .30% based on the Portfolio's average daily net assets. Under the terms of the agreement, $16,107 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $13,974 for the year ended December 31, 2006. Under the terms of the agreement, $1,365 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 ($15,000 prior to January 1, 2006) for Directors not serving on other Calvert Fund Boards, $8,000 ($4,000 prior to January 1, 2006) for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than U.S. Government and short-term securities, were $74,576,399 and $62,813,007, respectively. U.S. Government security purchases and sales were $87,445,929 and $79,955,528, respectively.

The cost of investments owned at December 31, 2006 for federal Income tax purposes was $63,794,344. Net unrealized depreciation aggregated $289,147, of which $604,940 related to appreciated securities and $894,087 related to depreciated securities.

The tax character of dividends and distributions paid during the years ended December 31, 2006, and December 31, 2005 was as follows:

Distributions paid from:	2006	2005
Ordinary Income	$2,653,318	$1,566,739
Long-term capital gain	104,611	101,409
Total	$2,757,929	$1,668,148

As of December 31, 2006, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary Income	$550,202
Unrealized appreciation (depreciation)	(289,147)
Total	$261,055

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect Income and gains available for distributions (or available capital loss carryforwards, as applicable) under Income tax law and regulations. The primary permanent difference causing such reclassifications is due to the tax treatment of foreign currency transactions and the tax treatment of mortgage-backed securities.

Undistributed net investment Income	$4,548
Accumulated net realized gain (loss)	(4,548)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales and the tax treatment of open futures.

The Portfolio may sell or purchase securities from other Portfolios managed by the Advisor, typically, short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2006, there were no transactions.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is Incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2006. For the year ended December 31, 2006, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$930	5.83%	$339,522	October 2006

Tax Information (Unaudited)

The Income Portfolio designates $104,611 as capital gain dividends paid during the calendar year ended December 31, 2006.

Income Portfolio
Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
	2006	2005	2004
Net asset value, beginning	$15.95	$15.93	$16.05
Income from investment operations
Net investment Income	.68	.50	.39
Net realized and unrealized gain (loss)	.12	.10	.52
Total from investment operations	.80	.60	.91
Distributions from:
Net investment Income	(.67)	(.48)	(.44)
Net realized and unrealized gain (loss)	(.06)	(.10)	(.59)
Total distributions	(.73)	(0.58)	(1.03)
Total Increase (decrease) in net asset value	0.07	0.02	(.12)
Net asset value, ending	$16.02	$15.95	$15.93

Total return*	4.99%	3.78%	5.67%
Ratios to average net assets: A
Net investment Income (loss)	4.74%	3.66%	2.84%
Total expenses	.90%	1.00%	1.03%
Expenses before offsets	.90%	1.00%	1.00%
Net expenses	.87%	.97%	.98%
Portfolio turnover	280%	454%	614%
Net assets, ending (in thousands)	$63,692	$47,477	$34,836

	Year Ended	Period Ended
	December 31,	December 31,
	2003	2002**
Net asset value, beginning	$15.46	$15.00
Income from investment operations
Net investment Income	.44	.58
Net realized and unrealized gain (loss)	1.52	.41
Total from investment operations	1.96	.99
Distributions from:
Net investment Income	(.57)	(.26)
Net realized and unrealized gain (loss)	(.80)	(.27)
Total distributions	(1.37)	(.53)
Total Increase (decrease) in net asset value	.59	.46
Net asset value, ending	$16.05	$15.46

Total return*	12.70%	6.62%
Ratios to average net assets: A
Net investment Income (loss)	3.54%	5.14% (a)
Total expenses	1.04%	1.06% (a)
Expenses before offsets	1.02%	1.00% (a)
Net expenses	.98%	.98% (a)
Portfolio turnover	1,636%	788%
Net assets, ending (in thousands)	$23,572	$15,183

A   Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a)   Annualized.

*   Total return is not annualized for periods less than one year.

**   From Inception April 30, 2002.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets Include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically Include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, Including each security's market value on the last day of the reporting period. The Statement of Net Assets Includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment Income earned and expenses Incurred in operating the fund. Investment Income Includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses Incurred in operating the fund Include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the Increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment Income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions Include distributions from net investment Income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend Income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISOR CONTRACT

At a meeting held on December 7, 2006, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that for the one-, two-, three- and four-year annualized periods ended June 30, 2006, the Portfolio had outperformed its Lipper index and was above the median of its peer group. The Board noted the Portfolio's strong performance relative to its peer group, including its Morningstar ranking. Based upon its review, the Board concluded that the Portfolio's performance was satisfactory.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee was below the median of its peer group and total expenses were above the median of its peer group. The Board also took into account the Advisor's current undertaking to maintain expense limitations for the Portfolio, as well as the effect of the Portfolio's current asset levels on expenses. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the high quality of services received by the Portfolio from the Advisor and the other factors considered.

In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's growth and size on its performance and fees. Although the Portfolio's advisory fee did not have breakpoints that reduced the fee rate on assets above specified levels, the Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio's current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor had demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintained appropriate compliance programs; (c) performance of the Portfolio was satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor was likely to execute its investment strategies consistently over time; and (e) the Portfolio's advisory fee was reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement was in the interests of the Portfolio and its shareholders.

Director and Officer Information Table

			# of Calvert
	Position	Position	Portfolios		Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Age	Fund	Date	During Last 5 Years		(Not Applicable to Officers)
DISINTERESTED DIRECTORS

FRANK H. BLATZ, JR., Esq. AGE: 71	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	26
ALICE GRESHAM AGE: 56	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	14	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 61	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 60	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	14	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH AGE: 69	Director	1982	Retired executive.	26	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 54	Director & Chairperson	1997	President, Chief Executive Officer and Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
WILLIAM LESTER AGE: 49	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	14
OFFICERS
KAREN BECKER AGE: 54	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 48	Assistant Vice President and Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 42	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 38	Assistant Vice President and Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.
STEVEN A. FALCI AGE: 47	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2003, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 33	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 57	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 56	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 42	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 36	Assistant Vice President and Assistant Secretary	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2002, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
JANE B. MAXWELL, Esq. AGE: 54	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
ANDREW K. NIEBLER, Esq. AGE: 39	Assistant Secretary	2006	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton for 7 years.
CATHERINE P. ROY AGE: 51	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 59	Vice President and Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 54	Treasurer	1982	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 45	Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Calvert

Investments that make a difference®

December 31, 2006

Annual Report

Calvert Variable Series, Inc.

Calvert Social International Equity Portfolio

Calvert

Investments that make a difference

A UNIFI Company

Calvert Variable Series, Inc.
Calvert Social International Equity Portfolio
Managed by Acadian Asset Management, Inc.

Dear Investor:

Performance

CVS Social International Equity Portfolio shares returned 27.51% for the 12-month period ending December 31, 2006, outperforming the 26.86% return posted by the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index. Solid stock selection powered the Portfolio's good performance in 2006.

CVS Calvert Social
International Equity Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(year ended 12.31.06)
One year	27.51%
Five year	13.12%
Ten year	7.41%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

New Subadvisor assumed management of the Portfolio effective March 2006. An earlier subadvisor change occurred in March 2002.

Investment Climate

In 2006, international stocks marked their fifth consecutive year of outperforming U.S. stocks, with a return of 15.8% for the S&P 500 Index. Even without the effects of a weak U.S. dollar, local markets in the EAFE Index posted an average return of 16.94%. During the five-year run, the EAFE Index's return in U.S. dollar terms has been a fairly steady 9% to10% per year higher than the S&P 500 Index. A weak U.S. dollar has certainly contributed to this outperformance, but local market returns for non-U.S. stocks have also been generally better than U.S. market returns.

Returns of most economic sectors in the EAFE Index were roughly in line with the full Index during the year, but there were some clear winners and losers. Energy-related stocks, which had been among the best performers in the recent past, were the worst performers this year. And Information Technology stocks continued to disappoint, failing to rally when energy lagged. Instead investors seemed to favor more defensive positions, as evidenced by very strong performance of the Utilities sector--up more than 35% in local-market terms for the year.

Performance was quite strong across the various countries that comprise the Index, both before and after the U.S. dollar conversion. Indeed, only 2 of the 21 countries underperformed the full Index--Japan and New Zealand. Ireland, Norway, Portugal, Singapore, Spain and Sweden all posted index returns exceeding 40% for the year. However, Japan's meager 6.3% return in U.S. dollars and its nearly one-fourth weighting in the Index dampened the strong performance of other markets. After a strong 2005, investor enthusiasm for Japanese stocks moderated and stocks returned to more reasonable valuations, causing Japanese markets to lag. Political transitions, an end to stimulating interest-rate decreases, and a slowing in the local and global economies also hampered performance in this key market.

With a dollar-denominated one-year return of 32.59% for the MSCI Emerging Markets Index, emerging markets extended their performance run over both U.S. and non-U.S. developed markets. However, returns were much more varied across the various emerging markets nations than among the developed markets, as reflected by Index leader China's 82.87% return and index laggard Jordan's -30.88%. Local market performance, rather than the effects of currency exchange, drove the bulk of the MSCI Emerging Market Index's second straight year of 30%+ returns.

% of Total
Economic Sectors	Investments
Consumer Discretionary	11.2%
Consumer Staples	2.7%
Energy	4.2%
Financials	36.9%
Health Care	3.6%
Industrials	15.5%
Information Technology	7.6%
Materials	6.2%
Telecommunication Services	10.4%
Utilities	1.7%
Total	100%

Portfolio Strategy

Acadian's investment process seeks to identify those companies with the greatest opportunity to outperform the market. Stock selection is complemented by a portfolio construction process designed to exploit these opportunities while carefully managing the risk of the portfolio. This process worked quite well during 2006 as stock selection, to a greater extent than either sector or country selection, drove the Portfolio's favorable performance relative to the EAFE Index--particularly in the Industrials, Information Technology, and Consumer Discretionary sectors. In fact, stock selection in Information Technology was strong enough to more than offset the drag from the Portfolio's overweight to this poorly performing sector. Among the top performers were three of the Portfolio's largest technology holdings: Canon, Tokyo Electron and Nokia. Canon enjoyed sales growth in the developing market for digital SLR cameras while maintaining leadership in point-and-shoot digital cameras. Tokyo Electron is a leading semi-conductor chip maker that has benefited from the rising demand for flash memory chips for cameras, cell phones, and MP3 players. Nokia of Finland has benefited from Increased consumer awareness of improvements in their cell phones and from new contracts to provide cellular network infrastructure.

In both the Industrials and Consumer Discretionary sectors, the Portfolio's modest overweighting added to the solid contributions from stock selection. In the Industrials sector, two airlines--Air France-KLM and British Airways--paced sector performance. Both of these airlines enjoyed improved financial performance and favorable profit trends despite persistently high fuel costs. In the Consumer Discretionary sector, improved cost controls and good consumer response to new models buoyed Volkswagen--which accounted for virtually all of the boost from stock selection in this sector.

While emerging market stocks in general had a strong year, stock selection in this area was weak as the Portfolio's emerging market holdings underperformed both the MSCI EAFE and Emerging Markets Indexes. We also reduced exposure to emerging markets during the year, from 9.6% of the Portfolio's holdings at the beginning to 5.2% by year-end.

Outlook

Acadian expects a favorable environment for both developed and emerging markets in 2007. Given the expectation of continued modest declines in the value of the U.S. dollar, international stocks should continue to be an attractive investment choice in the year ahead for U.S. investors. Acadian believes both corporate earnings and economic growth will remain positive, albeit slowing, in the New Year. They also expect slowing inflation will allow foreign central banks to begin lowering interest rates later in the year--which should benefit equities globally.

Sincerely,

Steve Falci
Chief Investment Officer, Equities
Calvert Asset Management Company
January 2007

The following holdings represent the following percentages of Portfolio net assets: Canon 3.36%, Tokyo Electron 0.69%, Nokia 0.01%, Air France-KLM 2.06%, British Airways 1.63%, and Volkswagen 2.62%. Holdings are subject to change without notice.

Calvert Social International Equity Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert World Values International Equity Fund. Performance of the two funds will differ.

Shareholder Expense Example

As a shareholder of the Fund, you Incur two types of costs: (1) transaction costs, and (2) ongoing costs, Including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were Included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/06	12/31/06	7/1/06 - 12/31/06
Actual	$1,000.00	$1,162.70	$8.87
Hypothetical (5% return per year before expenses)	$1,000.00	$1,017.00	$8.28

*  Expenses are equal to the Fund's annualized expense ratio of 1.63%, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Calvert Social International Equity Portfolio:

We have audited the accompanying statement of net assets of the Calvert Social International Equity Portfolio, a series of Calvert Variable Series, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit Includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures Included confirmation of securities owned as of December 31, 2006, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also Includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Social International Equity Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Philadelphia, Pennsylvania
February 23, 2007

International Equity Portfolio
Statement of Net Assets
December 31, 2006

Equity Securities - 99.3%	Shares	Value
Australia - 5.0%
Amcor Ltd.	4,295	$24,545
Aristocrat Leisure Ltd.	3,087	38,690
Australia & New Zealand Banking Group Ltd.	14,737	327,700
BlueScope Steel Ltd.	5,434	36,923
CSL Ltd.	398	20,508
QBE Insurance Group Ltd.	6,736	153,183
Santos Ltd.	27,931	217,304
Telstra Corp. Ltd.	8,694	28,372
Westpac Banking Corp.	21,993	420,224
		1,267,449

Austria - 1.2%
Raiffeisen International Bank Holding AG	440	67,068
Voestalpine AG	4,120	232,530
		299,598

Belgium - 2.4%
Colruyt SA	299	63,840
Delhaize Group	359	29,917
Dexia	6,246	171,026
Fortis SA/NV	8,195	349,404
		614,187

Canada - 3.3%
EnCana Corp.	4,400	202,595
IPSCO, Inc.	1,400	131,639
Royal Bank of Canada	3,200	152,394
Teck ComInco Ltd., Class B	4,681	353,063
		839,691

Denmark - 0.1%
DSV A/S	191	34,887

Finland - 3.1%
Kesko Oyj, Class B	1,500	79,216
Metso Oyj	7,460	376,443
Neste Oil Oyj	636	19,328
Nokia Oyj	150	3,064
Rautaruukki Oyj	5,556	221,051
Sampo Oyj	3,004	80,391
		779,493

France - 10.7%
Air France-KLM	12,295	517,399
AXA SA	2,622	106,118
BNP Paribas SA	7,627	831,839
Carrefour SA	244	14,792
CNP Assurances SA	255	28,468
Groupe Danone SA	303	45,901
Lafarge SA	453	67,370
L'Oreal SA	129	12,920
Societe Generale Groupe	3,665	621,953
Vallourec SA	1,552	451,179
		2,697,939

Equity Securities - Cont'd	Shares	Value
Germany - 5.9%
Beiersdorf AG	453	$29,363
Commerzbank AG	201	7,652
Deutsche Bank AG	288	38,514
Muenchener Rueckversicherungs AG	3,942	678,427
ProSiebenSat.1 Media AG	1,263	41,416
Solarworld AG	467	29,334
Volkswagen AG:
Non-Voting Preferred	149	11,119
Ordinary	5,698	645,814
		1,481,639

Greece - 0.3%
National Bank of Greece SA	1,430	65,857

Hong Kong - 0.3%
Bank of East Asia Ltd.	11,000	62,513

Israel - 0.0%
Taro Pharmaceuticals Industries Ltd.*	700	7,000

Italy - 1.2%
Banca Monte dei Paschi di Siena SpA	11,890	76,921
Banca Popolare di Milano SCRL	582	10,099
Banco Popolare di Verona e Novara SCRL	4,075	116,958
Capitalia SpA	745	7,049
Enel SpA	8,069	83,213
UniCredito Italiano SpA	1,558	13,651
		307,891

Japan - 18.0%
Amada Co. Ltd.	2,000	21,189
Brother Industries Ltd.	17,000	230,095
Canon, Inc.	15,000	844,360
Casio Computer Co. Ltd.	200	4,537
Central Japan Railway Co.	49	506,364
East Japan Railway Co.	13	86,831
Eisai Co. Ltd.	2,400	131,871
FUJIFILM Holdings Corp.	1,800	73,951
Fujikura Ltd.	24,000	211,115
Haseko Corp.*	2,000	7,158
KDDI Corp.	36	244,083
Kobe Steel Ltd.	1,000	3,428
Mazda Motor Corp.	41,933	286,423
Mitsubishi Gas Chemical Co., Inc.	1,000	10,460
Mitsui OSK Lines Ltd.	20,000	197,269
Nikon Corp.	22,000	482,420
Olympus Corp.	2,000	62,844
Osaka Gas Co. Ltd.	5,000	18,610
SBI Holdings, Inc.	637	214,608
Sumitomo Trust & Banking Co. Ltd.	4,000	41,941
Taiheiyo Cement Corp.	10,000	39,151
Teijin Ltd.	32,000	197,068
Tokyo Electron Ltd.	2,200	173,375
Tokyo Gas Co. Ltd.	1,000	5,318
Tokyu Corp.	3,000	19,206
Toyota Motor Corp.	4,400	294,258
Yamaha Motor Co. Ltd.	3,300	103,693
		4,511,626

Equity Securities - Cont'd	Shares	Value
Netherlands - 4.7%
Aegon NV	15,331	$292,133
ING Groep NV (CVA)	18,311	811,642
Randstad Holdings NV	176	12,170
Royal KPN NV	4,882	69,384
		1,185,329

Norway - 0.8%
Orkla ASA	1,750	99,189
Statoil ASA	4,250	112,767
		211,956

Philippines - 0.1%
Globe Telecom, Inc.	466	11,740

Portugal - 0.0%
Portugal Telecom SGPS SA	263	3,415

South Africa - 1.3%
Absa Group Ltd.	626	11,110
Alexander Forbes Ltd.	9,000	19,918
BIDVest Group Ltd.	1,699	32,250
FirstRand Ltd.	4,280	13,480
Investec Ltd.	3,000	37,343
MTN Group Ltd.	2,152	26,042
Pick'n Pay Stores Ltd.	3,200	15,027
Spar Group Ltd.	2,000	12,257
Telkom South Africa Ltd.	5,584	112,087
Tiger Brands Ltd.	1,421	34,473
VenFin Ltd.	2,900	7,406
		321,393

South Korea - 4.1%
Kookmin Bank (ADR)	3,400	274,176
KT Corp. (ADR)	29,300	742,755
		1,016,931

Spain - 4.5%
Acciona SA	501	93,284
Actividades de Construccion y Servicios SA	4,322	243,589
Corp Mapfre SA	5,564	25,110
Gas Natural SDG SA	1,311	51,883
Iberia Lineas Aereas de Espana SA	8,029	29,242
Telefonica SA	32,406	689,339
		1,132,447

Sweden - 1.5%
Nordea Bank AB	500	7,715
Skandinaviska Enskilda Banken AB	4,200	133,607
SKF AB	2,453	45,385
SSAB Svenskt Stal AB	5,038	119,738
Svenska Handelsbanken AB	2,100	63,579
		370,024

Switzerland - 4.8%
Baloise Holding AG	1,380	137,813
Geberit AG	73	112,405
Logitech International SA*	2,084	60,060
Roche Holding AG	1,707	305,809
Zurich Financial Services AG	2,229	599,444
		1,215,531

Equity Securities - Cont'd	Shares	Value
Taiwan - 1.9%
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	36,600	$400,038
United Microelectronics Corp. (ADR)	20,200	70,498
		470,536

United Kingdom - 19.7%
Aegis Group plc	25,931	71,106
Alliance Boots plc	4,976	81,625
Aviva plc	12,670	203,988
Barclays plc	15,012	214,644
Barratt Developments plc	659	15,941
BG Group plc	35,192	477,676
British Airways plc*	39,659	409,752
BT Group plc	114,465	675,953
Burberry Group plc	1,333	16,853
DSG International plc	31,897	119,640
GlaxoSmithKline plc	874	23,007
Hays plc	16,302	50,848
HBOS plc	13,712	304,021
HSBC Holdings plc	27,730	505,657
International Power plc	3,966	29,654
J Sainsbury plc	8,718	69,882
Kelda Group plc	4,597	83,376
Legal & General Group plc	30,845	95,153
Lloyds TSB Group plc	7,692	86,102
Man Group plc	24,126	247,022
Marks and Spencer Group plc	27,349	384,076
Michael Page International plc	1,242	11,002
Next plc	4,241	149,519
Northern Foods plc	22,560	50,705
Persimmon plc	1,872	55,952
Reckitt Benckiser plc	757	34,606
Royal Bank of Scotland Group plc	5,621	219,421
Scottish & Southern Energy plc	5,064	154,135
Tate & Lyle plc	5,971	89,877
		4,931,193

United States - 4.4%
Advanced Micro Devices, Inc.*	4,800	97,680
AmerisourceBergen Corp.	5,500	247,280
Biogen Idec, Inc.*	1,600	78,704
Chubb Corp.	800	42,328
Continental Airlines, Inc., Class B*	600	24,750
Corn Products International, Inc.	200	6,908
Cummins, Inc.	700	82,726
IntercontinentalExchange, Inc.*	1,200	129,480
Komag, Inc.*	300	11,364
McKesson Corp.	300	15,210
Parker Hannifin Corp.	600	46,128
Progressive Corp.	100	2,422
Radian Group, Inc.	300	16,173
Reliance Steel & Aluminum Co.	2,600	102,388
Terex Corp.*	1,700	109,786
Tidewater, Inc.	500	24,180
WR Berkley Corp.	1,700	58,667
		1,096,174

Total Equity Securities (Cost $20,425,603)		24,936,439

TOTAL INVESTMENTS (Cost $20,425,603) - 99.3%		24,936,439
Other assets and liabilities, net - 0.7%		164,300
Net Assets - 100%		$25,100,739

Net Assets Consist Of:
Paid-in capital applicable to 1,148,396 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$19,410,628
Undistributed net investment Income		36,402
Accumulated net realized gain (loss) on investments and foreign currency transactions		1,142,043
Net unrealized appreciation (depreciation) on investments, foreign currencies and assets and liabilities denominated in foreign currencies		4,511,666

Net Assets		$25,100,739

Net Asset Value Per Share		$21.86

* Non-Income producing security.

Abbreviations:
ADR: American Depository Receipts
CVA: Certificaten Van Aandelen

See notes to financial statements.

International Equity Portfolio
Statement of Operations
Year Ended December 31, 2006

Net Investment Income
Investment Income:
Interest Income	$1,960
Dividend Income (net of foreign taxes withheld of $47,189)	543,580
Total investment Income	545,540

Expenses:
Investment advisory fee	157,376
Transfer agency fees and expenses	19,627
Directors' fees and expenses	2,743
Administrative fees	73,442
Accounting fees	2,944
Custodian fees	106,149
Reports to shareholders	6,011
Professional fees	19,807
Miscellaneous	1,921
Total expenses	390,020
Fees paid indirectly	(13,838)
Net expenses	376,182

Net Investment Income	169,358

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of foreign taxes of $813)	3,658,632
Foreign currency transactions	(23,406)
Futures	35,202
3,670,428

Change in unrealized appreciation (depreciation):
Investments and foreign currencies	1,325,175
Assets and liabilities denominated in foreign currencies	397
Futures	(7,243)
1,318,329

Net Realized and Unrealized Gain (Loss)	4,988,757

Increase (Decrease) in Net Assets
Resulting From Operations	$5,158,115

See notes to financial statements.

International Equity Portfolio
Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment Income	$169,358	$152,390
Net realized gain (loss)	3,670,428	1,640,168
Change in unrealized appreciation or (depreciation)	1,318,329	(52,864)

Increase (Decrease) in Net Assets
Resulting From Operations	5,158,115	1,739,694

Distributions to shareholders from:
Net investment Income	(127,863)	(62,280)
Net realized gain	(1,175,828)	--
Total distributions	(1,303,691)	(62,280)

Capital share transactions:
Shares sold	5,184,005	3,418,998
Reinvestment of distributions	1,303,699	62,280
Shares redeemed	(4,262,656)	(4,849,747)
Total capital share transactions	2,225,048	(1,368,469)

Total Increase (Decrease) in Net Assets	6,079,472	308,945

Net Assets
Beginning of year	19,021,267	18,712,322
End of year (Including undistributed net investment Income of $36,402 and $2,612, respectively)	$25,100,739	$19,021,267

Capital Share Activity
Shares sold	251,564	207,334
Reinvestment of distributions	59,530	3,422
Shares redeemed	(214,945)	(293,422)
Total capital share activity	96,149	(82,666)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Social International Equity Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the Principal market in which such securities are normally traded. If events occur after the close of the Principal market in which foreign securities are traded, and before the close of business of the fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

The Portfolio has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day's closing price exceeds specified parameters.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2006, no securities were fair valued under the direction of the Board of Directors.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, Income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is Included with the net realized and unrealized gain or loss on investments and foreign currencies.

Forward Currency Contracts: The Portfolio may enter into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates and to hedge against its currency exposure relative to that of the MSCI EAFE Index. The Portfolio's risks in using these contracts Include movement in the values of the foreign currencies relative to the U.S. dollar, and the ability of the counterparties to fulfill their obligations under the contracts.

Forward currency contracts are valued at their quoted daily settlement prices. The aggregate Principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset and/or liability and in the Statement of Operations as unrealized appreciation or depreciation until the contracts are closed, when they are recorded as realized forward currency contract gains or losses.

Futures Contracts: The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may Include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may Include proceeds from litigation. Dividend Income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest Income, which Includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment Income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with Income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect Income and gains available for distribution under Income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of Income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal Income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly on the following rates of the Portfolio's average daily net assets: .75% on the first $250 million, .725% on the next $250 million and .675% on the excess of $500 million. Under the terms of the agreement, $15,782 was payable at year end. In addition, $7,173 was payable at year end for operating expenses paid by the Advisor during December 2006.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .35% based on the Portfolio's average daily net assets. Under the terms of the agreement, $7,365 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $3,638 for the year ended December 31, 2006. Under the terms of the agreement, $397 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 ($15,000 prior to January 1, 2006) for Directors not serving on other Calvert Fund Boards, $8,000 ($4,000 prior to January 1, 2006) for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $30,127,755 and $28,510,496, respectively.

The cost of investments owned at December 31, 2006 for federal Income tax purposes was $20,470,342. Net unrealized appreciation aggregated $4,466,097, of which $4,678,221 related to appreciated securities and $212,124 related to depreciated securities.

The tax character of dividends and distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

	2006	2005
Distributions paid from:
Ordinary Income	$127,863	$62,280
Long-term capital gain	1,175,828	--
Total	$1,303,691	$62,280

As of December 31, 2006 the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary Income	$38,600
Undistributed long-term capital gain	1,184,583
Unrealized appreciation (depreciation)	4,466,097
Total	$5,689,280

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect Income and gains available for distributions (or available capital loss carryforwards, as applicable) under Income tax law and regulations. The primary permanent differences causing such reclassifications are due to the treatment of capital gains tax, foreign currency transactions, and passive foreign investment companies for federal tax purposes.

Undistributed net investment Income	($7,705)
Accumulated net realized gain (loss)	7,705

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales and the tax treatment of passive foreign investment companies.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is Incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2006. For the year ended December 31, 2006, borrowing information by the Portfolio under the Agreement was as follows:

WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$4,600	5.58%	$403,749	June 2006

Tax Information (Unaudited)

The International Equity Portfolio designates $1,175,828 as capital gain dividends paid during the calendar year ended December 31, 2006.

International Equity Portfolio
Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
	2006	2005	2004
Net asset value, beginning	$18.08	$16.49	$14.09
Income from investment operations
Net investment Income	.15	.15	.06
Net realized and unrealized gain (loss)	4.83	1.50	2.47
Total from investment operations	4.98	1.65	2.53
Distributions from
Net investment Income	(.12)	(.06)	(.13)
Net realized gain	(1.08)	--	--
Total distributions	(1.20)	(.06)	(.13)
Total Increase (decrease) in net asset value	3.78	1.59	2.40
Net asset value, ending	$21.86	$18.08	$16.49

Total return*	27.51%	10.00%	17.95%
Ratios to average net assets: A
Net investment Income	.81%	.83%	.43%
Total expenses	1.86%	2.21%	2.18%
Expenses before offsets	1.86%	2.15%	2.08%
Net expenses	1.79%	2.03%	2.02%
Portfolio turnover	137%	62%	68%
Net assets, ending (in thousands)	$25,101	$19,021	$18,712

	Years Ended
	December 31,	December 31,
	2003	2002
Net asset value, beginning	$10.93	$12.85
Income from investment operations
Net investment Income	.02	.05
Net realized and unrealized gain (loss)	3.43	(1.97)
Total from investment operations	3.45	(1.92)
Distributions from
Net investment Income	(.29)	--
Net realized gains	--	--
Total distributions	(.29)	--
Total Increase (decrease) in net asset value	3.16	(1.92)
Net asset value, ending	$14.09	$10.93

Total return*	31.56%	(14.94%)
Ratios to average net assets: A
Net investment Income	.33%	.40%
Total expenses	2.42%	2.24%
Expenses before offsets	2.28%	2.10%
Net expenses	2.24%	2.01%
Portfolio turnover	86%	143%
Net assets, ending (in thousands)	$14,171	$9,681

A   Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

*   Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets Include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically Include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, Including each security's market value on the last day of the reporting period. The Statement of Net Assets Includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment Income earned and expenses Incurred in operating the fund. Investment Income Includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses Incurred in operating the fund Include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the Increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment Income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions Include distributions from net investment Income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend Income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 7, 2006, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report Included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, Including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Portfolio's brokerage, Including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, Including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, Including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, Including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that for the one-, two-, three-, four- and five-year annualized periods ended June 30, 2006, the Portfolio had underperformed its Lipper index and outperformed its Lipper index for the ten-year annualized period. The Portfolio was below the median of its peer group for the one-, two-, and three-year periods, at the median for the four-year and ten-year period, and above for the 5-year period. The Board took into account the steps management had taken in an attempt to improve the Portfolio's performance, Including the replacement of the Portfolio's subadvisor in March 2006. Based upon its review, the Board concluded that appropriate action had been taken with respect to the Portfolio's performance.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee was below the median of its peer group and that total expenses (net of waivers/expense reimbursements) were above the median of its peer group. The Board noted that the Advisor paid the Subadvisor's subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, Including the current asset size of the Portfolio. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board Included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's advisory fee contained breakpoints that would reduce the advisory fee rate on assets above certain specified asset levels. The Board noted that the Portfolio had not yet reached the specified asset level at which a breakpoint to its advisory fee would be triggered. The Board also noted that if the Portfolio's assets Increased over time, the Portfolio might realize other economies of scale if assets Increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, Including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices. In this regard, the Board considered certain information received in connection with, and its deliberations with respect to, its initial approval of the Investment Subadvisory Agreement with the Subadvisor in March 2006.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, Including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's performance during the one-, two-, three-, four-, five- and ten-year annualized periods ended June 30, 2006 as compared to the Portfolio's peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor, and took into account the fact that the Subadvisor had recently commenced managing the Portfolio in March 2006.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. Based upon its review, the Board determined that the subadvisory fee was reasonable. For each of the above reasons, the profitability to the Subadvisor of its relationship with the Portfolio was not a material factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration, although the Board noted that the subadvisory fee Included breakpoints that would reduce the subadvisory fee on assets above certain specified asset levels.

In reapproving the Investment Subadvisory Agreement, the Board, Including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor had demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor was qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objectives and policies; (c) the Advisor and Subadvisor maintained appropriate compliance programs; (d) the Subadvisor was likely to execute its investment strategies consistently over time; (e) appropriate action had been taken with respect to the performance of the Portfolio; and (f) the Portfolio's advisory and subadvisory fees were reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement was in the interests of the Portfolio and its shareholders.

Director and Officer Information Table

			# of Calvert
	Position	Position	Portfolios		Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Age	Fund	Date	During Last 5 Years		(Not Applicable to Officers)
DISINTERESTED DIRECTORS

FRANK H. BLATZ, JR., Esq. AGE: 71	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	26
ALICE GRESHAM AGE: 56	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	14	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 61	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 60	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	14	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH AGE: 69	Director	1982	Retired executive.	26	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 54	Director & Chairperson	1997	President, Chief Executive Officer and Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
WILLIAM LESTER AGE: 49	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	14
OFFICERS
KAREN BECKER AGE: 54	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 48	Assistant Vice President and Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 42	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 38	Assistant Vice President and Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.
STEVEN A. FALCI AGE: 47	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2003, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 33	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 57	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 56	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 42	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 36	Assistant Vice President and Assistant Secretary	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2002, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
JANE B. MAXWELL, Esq. AGE: 54	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
ANDREW K. NIEBLER, Esq. AGE: 39	Assistant Secretary	2006	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton for 7 years.
CATHERINE P. ROY AGE: 51	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 59	Vice President and Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 54	Treasurer	1982	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 45	Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Calvert

Investments that make a difference®

December 31, 2006
Annual Report
Calvert Variable Series, Inc.
Calvert Social Mid Cap Growth Portfolio

Calvert

Investments that make a difference

A UNIFI Company

Calvert Variable Series, Inc.
Calvert Social Mid Cap Growth Portfolio
Managed by New Amsterdam Partners, LLC

Dear Investor:

Performance

In the 12 months ended December 31, 2006, CVS Social Mid Cap Growth Portfolio returned 6.91%, underperforming the Russell Midcap® Growth Index, at 10.66%. Stock selection was the primary contributor to the Portfolio's underperformance.

CVS Calvert Social
Mid Cap Growth Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(year ended 12.31.06)
One year	6.91%
Five year	2.09%
Ten year	6.43%

*  Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

New Subadvisor assumed management of the Portfolio effective September 2005.

Investment Climate

It was a banner year for stocks in 2006, as large cap stocks, represented by the Russell 1000® Index, rose 15.46%, and mid- and small- cap stocks were up more than 15% and 18%, respectively.1 Stocks posted these gains despite slowing economic growth, Federal Reserve (Fed) interest rates hikes during the first half of the year, and interest rates for short-term bonds moving higher than those for long-term bonds--creating an "inverted" yield curve.

Despite their strong finish, stock market returns showed some volatility in the beginning of the year, and by mid-August, stocks were in the doldrums. But after the Fed stopped raising rates and it became apparent that slowing economic growth was not likely to devolve into a recession, the stock market rallied for the remainder of the year. In fact, it seemed the worst of inflationary pressures might be behind us. Corporate profits were still strong, consumer spending remained fairly steady, and the potential for interest rate cuts finally appeared on the horizon.

Initially, mid-cap stocks continued to post superior results to large-caps, but large-cap stocks finally outperformed smaller ones during the last half of the reporting period. Mid-cap value stocks continued to trump mid-cap growth, with a return for the benchmark Russell Midcap Value Index of 20.22% versus 10.66% for the Russell Midcap Growth® Index.

Portfolio Strategy

Our core strategy employs a valuation model which seeks to identify reasonably priced companies with better-than-average forecast growth and profitability. Using Calvert's Double Diligence™ process, we seek attractive investments in well-managed companies by examining company fundamentals both financially and in terms of corporate responsibility.

During the past year, we sold 20 positions and purchased 17. After the Russell Midcap® Growth's Index annual reconstitution in July, we sold the three least attractive holdings that we no longer considered to be mid-cap stocks: Resources Connection, which was facing slowing growth prospects; USANA Health Sciences, due to its inability to gain entry into a significant international market; and Yankee Candle, due to a likely deceleration of earnings growth.

We sold one of our best-performing stocks in the Energy sector, Maverick Tube, once it was announced that it would be acquired. Consumer Discretionary company Weight Watchers was exited due to diminished earnings expectations. Among the largest portfolio additions were specialty retailer Guitar Center, medical-device manufacturer Waters Corp., simulation software producer Ansys, and financial data provider FactSet Research Systems. We also added natural gas utility Energen to Increase our exposure to the Utilities sector.

% of Total
Economic Sectors	Investments
Consumer Discretionary	19.4%
Consumer Staples	4.5%
Energy	7.1%
Financials	9.3%
Health Care	18.6%
Industrials	7.7%
Information Technology	23.0%
Materials	6.9%
Utilities	3.5%
Total	100%

Key Performance Factors

Our overweight position in Materials helped returns, and our stock selection in Information Technology and Energy added value. Five of our technology names earned their gains by consistently topping earnings expectations throughout the year: Cognizant Technology (51.1%), Amphenol (40.6%), Mettler-Toledo (42.8%), FactSet Research (28.6%), and Itron (29.5%).2 In Energy, Maverick Tube (58.5%) and Superior Energy Services (55.3%) also had a strong year. Natural gas utility ONEOK gained 67.8% thanks to consistent positive earnings surprises.

Both our underweighting the Telecommunication Services and Consumer Discretionary sectors, as well as stock selection in the Consumer Discretionary, Health Care and Financials sectors contributed to the Portfolio's underperformance.

Home builders Pulte Homes and KB Home traded lower (-15.4% and -28.1%, respectively) over concerns of a slowing housing market. Building supplier Eagle Materials (-31.3%) also suffered due to slowing construction activity. Retail holdings Chico's FAS and Williams-Sonoma returned -52.9% and -24.9%, respectively. In Health Care, institutional pharmacist Omnicare fell -32.4% on allegations of Medicaid fraud from Michigan's Attorney General's Office, and Barr Pharmaceuticals fell 19.5% as it struggled with a more competitive landscape for generic drugs. Finally, Affiliated Managers Group (2.1%), Federated Investors (-6.9%), and student loan giant SLM Corp (-9.8%) contributed to underperformance in the Financials sector.

A Look at Our Process

We acknowledge that our investment approach did not fare well in 2006, particularly when it came to finding the "best of the breed" stocks in each sector. So we recently reviewed our investment process from top to bottom and have concluded that the overall process is strong. The economic backdrop of the past year was difficult--the rapid deceleration in the rate of GDP growth coupled with interest rate hikes led to sectors and stocks reacting sharply to news. In many ways this was similar to 1994, the last year in which we saw this degree of underperformance. Back then, we stuck to our process and saw our portfolios weather that storm and get back on track. We believe the 2007 economic outlook will be less challenging than 2006 and more conducive to our investment style. Of course, we will continue to evaluate our process for potential opportunities for improvement.

Outlook

Looking forward, we expect the end-of-the year trends to continue. We expect gross domestic product (GDP) growth for 2007 to average around 2.5%, and inflation to be relatively tame, in the 2.0% to 2.5% area. Because of this, we believe the Federal Reserve should be able to cut interest rates some time in the spring, as long as no new data makes a sharp detour from the current scenario.

The rate of corporate profit growth may not be as strong as it has been over the last five years, but we still expect corporate profits to grow in the high single-digit range in 2007. Meanwhile a strong job market should support consumer Incomes and spending. We expect non-U.S. economies to grow faster than the U.S., and the dollar to possibly weaken further. This should help the trade deficit and also give a boost to domestic companies with significant overseas sales and earnings. As a result, we believe the price-to-earnings ratio on the U.S. market should be able to expand slightly--giving stocks a potential total return of about 9% in 2007.

Of course, risks such as global turmoil and volatile energy prices remain. While we haven't yet seen a significant effect from the softening housing market on consumer spending, there may be a lagging effect, which could affect GDP growth in the year ahead. Overall, we remain bullish, expecting the market to continue its upward trend.

Sincerely,

Michelle R. Clayman, CFA	Nathaniel Paull, CFA
Managing Partner	Partner
Chief Investment Officer	Senior Portfolio Manager
New Amsterdam Partners, LLC	New Amsterdam Partners, LLC

January 2007

1   Russell Midcap Index, 15.3%; Russell 2000® Index, 18.4%, as of December 31, 2006.

2   All returns shown for individual holdings reflect the time period the holdings were in the Portfolio.

As of December 31, 2006, the following companies represented the following percentages of Portfolio net assets: Resources Connection 0.00%, USANA Health Sciences 0.00%, Yankee Candle 0.00%, Maverick Tube 0.00%, Weight Watchers 0.00%, Guitar Center 2.82%, Waters Corp 3.59%, Ansys 2.80%, FactSet Research Systems 3.36%, Energen 1.22%, Mettler-Toledo 3.00%, Itron 2.79%, Cognizant Technology 0.00%, Amphenol 3.28%, Pulte Homes 2.82%, KB Home 1.95%, Chico's FAS 2.53%, Williams-Sonoma 0.00%, Omnicare 1.63%, Federated Investors 1.15%, Affiliated Managers Group 2.61%, SLM Corp 1.64%, Superior Energy Services 3.84%, Oneok 2.27%, Eagle Materials 2.05%, and Barr Pharmaceuticals 3.50%. All holdings subject to change without notice.

Calvert Social Mid Cap Growth Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Capital Accumulation Fund. Performance of the two funds will differ.

Shareholder Expense Example

As a shareholder of the Fund, you Incur two types of costs: (1) transaction costs, and (2) ongoing costs, Including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were Included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/06	12/31/06	7/1/06 -- 12/31/06
Actual	$1,000.00	$1,029.90	$5.83
Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.46	$5.80

*   Expenses are equal to the Fund's annualized expense ratio of 1.14%, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Calvert Social Mid Cap Growth Portfolio:

We have audited the accompanying statement of net assets of the Calvert Social Mid Cap Growth Portfolio, a series of Calvert Variable Series, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit Includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures Included confirmation of securities owned as of December 31, 2006, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also Includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Social Mid Cap Growth Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 23, 2007

Mid Cap Growth Portfolio
Statement of Net Assets
December 31, 2006

Equity Securities - 100%	Shares	Value
Air Freight & Logistics - 2.6%
Pacer International, Inc.	43,200	$1,286,064

Beverages - 1.0%
Hansen Natural Corp.*	15,100	508,568

Capital Markets - 3.8%
Affiliated Managers Group, Inc.*	12,200	1,282,586
Federated Investors, Inc., Class B	16,700	564,126
		1,846,712

Chemicals - 2.9%
Praxair, Inc.	24,100	1,429,853

Construction Materials - 2.1%
Eagle Materials, Inc.	23,300	1,007,259

Consumer Finance - 1.6%
SLM Corp.	16,500	804,705

Diversified Consumer Services - 3.0%
Strayer Education, Inc.	13,900	1,474,095

Electronic Equipment & Instruments - 9.1%
Amphenol Corp.	25,900	1,607,872
Itron, Inc.*	26,400	1,368,576
Mettler - Toledo International, Inc.*	18,700	1,474,495
		4,450,943

Energy Equipment & Services - 3.8%
Superior Energy Services, Inc.*	57,700	1,885,636

Gas Utilities - 3.5%
Energen Corp.	12,800	600,832
Oneok, Inc.	25,800	1,112,496
		1,713,328

Health Care Equipment & Supplies - 1.9%
Cytyc Corp.*	32,600	922,580

Health Care Providers & Services - 6.7%
Coventry Health Care, Inc.*	20,050	1,003,503
DaVita, Inc.*	25,800	1,467,504
Omnicare, Inc.	20,700	799,641
		3,270,648

Household Durables - 4.8%
KB Home	18,700	958,936
Pulte Homes, Inc.	41,800	1,384,416
		2,343,352

Household Products - 3.5%
Church & Dwight Co., Inc.	39,900	1,701,735

Equity Securities - Cont'd	Shares	Value
Insurance - 1.3%
Protective Life Corp.	13,400	$636,500

IT Services - 3.6%
CSG Systems International, Inc.*	48,000	1,283,040
Global Payments, Inc.	10,600	490,780
		1,773,820

Life Sciences - Tools & Services - 6.6%
Dionex Corp.*	25,800	1,463,118
Waters Corp.*	36,000	1,762,920
		3,226,038

Machinery - 2.5%
Graco, Inc.	30,600	1,212,372

Media - 1.8%
Meredith Corp.	15,600	879,060

Metals & Mining - 1.9%
Reliance Steel & Aluminum Co.	24,300	956,934

Office Electronics - 2.1%
Xerox Corp.*	62,400	1,057,680

Oil, Gas & Consumable Fuels - 3.3%
XTO Energy, Inc.	34,200	1,609,110

Pharmaceuticals - 3.5%
Barr Pharmaceuticals, Inc.*	34,300	1,719,116

Semiconductors & Semiconductor Equipment - 2.0%
Diodes, Inc.*	27,200	965,056

Software - 6.1%
ANSYS Inc.*	31,560	1,372,544
FactSet Research Systems, Inc.	29,200	1,649,216
		3,021,760

Specialty Retail - 9.8%
Chico's FAS, Inc.*	60,000	1,241,400
Group 1 Automotive, Inc.	14,500	749,940
Guitar Center, Inc.*	30,500	1,386,530
Ross Stores, Inc.	49,000	1,435,700
		4,813,570

Thrifts & Mortgage Finance - 2.6%
FirstFed Financial Corp.*	19,400	1,299,218

Trading Companies & Distributors - 2.6%
WESCO International, Inc.*	21,500	1,264,415

Total Equity Securities (Cost $45,910,397)		49,080,127

TOTAL INVESTMENTS (Cost $45,910,397) - 100.0%		49,080,127
Other assets and liabilities, net - 0.0%		12,574
Net Assets - 100%		$49,092,701

Net Assets Consist of:
Paid-in capital applicable to 1,734,837 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$45,723,457
Accumulated net realized gain (loss) on investments		199,514
Net unrealized appreciation (depreciation) on investments		3,169,730

Net Assets		$49,092,701

Net Asset Value Per Share		$28.30

* Non-Income producing security.

See notes to financial statements.

Mid Cap Growth Portfolio
Statement of Operations
Year Ended December 31, 2006

Net Investment Income
Investment Income:
Dividend Income	$324,578
Interest Income	22,125
Total investment Income	346,703

Expenses:
Investment advisory fee	353,798
Transfer agency fees and expenses	77,670
Accounting fees	8,201
Directors' fees and expenses	7,106
Administrative fees	136,076
Custodian fees	21,365
Reports to shareholders	12,468
Professional fees	18,744
Miscellaneous	3,399
Total expenses	638,827
Fees paid indirectly	(13,950)
Net expenses	624,877

Net Investment Income (Loss)	(278,174)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	1,769,488
Change in unrealized appreciation (depreciation)	2,109,616

Net Realized and Unrealized Gain
(Loss) on Investments	3,879,104

Increase (Decrease) in Net Assets
Resulting From Operations	$3,600,930

See notes to financial statements.

Mid Cap Growth Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment Income (loss)	($278,174)	($475,812)
Net realized gain (loss)	1,769,488	10,642,700
Change in unrealized appreciation or (depreciation)	2,109,616	(10,090,010)

Increase (Decrease) in Net Assets
Resulting From Operations	3,600,930	76,878

Capital share transactions:
Shares sold	5,139,141	5,613,470
Shares redeemed	(17,365,103)	(17,464,613)
Total capital share transactions	(12,225,962)	(11,851,143)

Total Increase (Decrease) in Net Assets	(8,625,032)	(11,774,265)

Net Assets
Beginning of year	57,717,733	69,491,998
End of year	$49,092,701	$57,717,733

Capital Share Activity
Shares sold	184,411	214,717
Shares redeemed	(630,082)	(670,492)
Total capital share activity	(445,671)	(455,775)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Social Mid Cap Growth Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2006, no securities were fair valued under the direction of the Board of Directors.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, Including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of Income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may Include proceeds from litigation. Dividend Income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest Income, which Includes amortization of premium and accretion of discount on debt securities is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment Income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with Income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect Income and gains available for distribution under Income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of Income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal Income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65%, of the Portfolio's average daily net assets. Under the terms of the agreement, $27,621 was payable at year end. In addition, $2,645 was payable at year end for operating expenses paid by the Advisor during December 31, 2006.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .25% based on the Portfolio's annual average daily net assets. Under the terms of the agreement, $10,624 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $10,285 for the year ended December 31, 2006. Under the terms of the agreement, $772 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 ($15,000 prior to January 1, 2006) for Directors not serving on other Calvert Fund Boards, $8,000 ($4,000 prior to January 1, 2006) for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $20,580,632 and $33,074,946, respectively.

The cost of investments owned at December 31, 2006 for federal Income tax purposes was $45,915,085. Net unrealized appreciation aggregated $3,165,042, of which $6,064,617 related to appreciated securities and $2,899,575 related to depreciated securities.

As of December 31, 2006, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed long term capital gain	$204,202
Unrealized appreciation (depreciation)	3,165,042
Total	$3,369,244

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect Income and gains available for distributions (or available capital loss carryforwards, as applicable) under Income tax law and regulations. The primary permanent difference causing such reclassifications is due to the treatment of net operating losses.

Undistributed net investment Income	$278,174
Paid in capital	(278,174)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is Incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2006. For the year ended December 31, 2006, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$35,561	5.53%	$708,932	May 2006

Mid Cap Growth Portfolio
Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
	2006	2005	2004
Net asset value, beginning	$26.47	$26.36	$24.11
Income from investment operations
Net investment Income (loss)	(.16)	(.22)	(.20)
Net realized and unrealized gain (loss)	1.99	.33	2.45
Total from investment operations	1.83	.11	2.25
Total Increase (decrease) in net asset value	1.83	.11	2.25
Net asset value, ending	$28.30	$26.47	$26.36

Total return*	6.91%	.42%	9.33%
Ratios to average net assets: A
Net investment Income (loss)	(.51%)	(.73%)	(.83%)
Total expenses	1.17%	1.20%	1.17%
Expenses before offsets	1.17%	1.19%	1.16%
Net expenses	1.15%	1.17%	1.15%
Portfolio turnover	38%	142%	89%
Net assets, ending (in thousands)	$49,093	$57,718	$69,492

	Years Ended
	December 31	December 31,
	2003	2002
Net asset value, beginning	$18.31	$25.51
Income from investment operations
Net investment Income (loss)	(.17)	(.19)
Net realized and unrealized gain (loss)	5.97	(7.01)
Total from investment operations	5.80	(7.20)
Distributions from
Net realized gains	--	--
Total distributions	--	--
Total Increase (decrease) in net asset value	5.80	(7.20)
Net asset value, ending	$24.11	$18.31

Total return*	31.68%	(28.22%)
Ratios to average net assets: A
Net investment Income (loss)	(.87%)	(.90%)
Total expenses	1.20%	1.19%
Expenses before offsets	1.19%	1.18%
Net expenses	1.17%	1.16%
Portfolio turnover	148%	134%
Net assets, ending (in thousands)	$62,596	$44,176

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

*     Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets Include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically Include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, Including each security's market value on the last day of the reporting period. The Statement of Net Assets Includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment Income earned and expenses Incurred in operating the fund. Investment Income Includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses Incurred in operating the fund Include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the Increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment Income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions Include distributions from net investment Income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend Income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 7, 2006, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report Included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, Including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Portfolio's brokerage, Including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, Including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, Including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, Including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that for the one-, two-, three-, four-, five- and ten-year annualized periods ended June 30, 2006, the Portfolio had underperformed its Lipper index and was below the median of its peer group. The Board took into account the steps management had taken in an attempt to improve the Portfolio's performance as well as its discussion of the Portfolio's recent performance. The Board noted management's continued monitoring of such performance. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Portfolio's performance.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee was below the median of its peer group and that total expenses (net of waivers/expense reimbursements) were above the median of its peer group. The Board noted that the Advisor paid the Subadvisor's subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board Included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that if the Portfolio's assets Increased over time, the Portfolio might realize other economies of scale if assets Increased proportionally more than certain other expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio's current size.

In reapproving the Investment Advisory Agreement, the Board, Including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, Including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's performance during the one-, two-, three-, four-, five- and ten-year annualized periods ended June 30, 2006 as compared to the Portfolio's peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. Based upon its review, the Board determined that the subadvisory fee was reasonable. For each of the above reasons, the profitability to the Subadvisor from its relationship with the Portfolio was not a material factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, Including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor had demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor was qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objectives and policies; (c) the Advisor and Subadvisor maintained appropriate compliance programs; (d) the Subadvisor was likely to execute its investment strategies consistently over time; (e) appropriate action was being taken with respect to the performance of the Portfolio; and (f) the Portfolio's advisory and subadvisory fees were reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement was in the interests of the Portfolio and its shareholders.

Director and Officer Information Table

			# of Calvert
	Position	Position	Portfolios		Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Age	Fund	Date	During Last 5 Years		(Not Applicable to Officers)
DISINTERESTED DIRECTORS

FRANK H. BLATZ, JR., Esq. AGE: 71	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	26
ALICE GRESHAM AGE: 56	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	14	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 61	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 60	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	14	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH AGE: 69	Director	1982	Retired executive.	26	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 54	Director & Chairperson	1997	President, Chief Executive Officer and Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
WILLIAM LESTER AGE: 49	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	14
OFFICERS
KAREN BECKER AGE: 54	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 48	Assistant Vice President and Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 42	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 38	Assistant Vice President and Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.
STEVEN A. FALCI AGE: 47	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2003, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 33	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 57	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 56	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 42	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 36	Assistant Vice President and Assistant Secretary	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2002, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
JANE B. MAXWELL, Esq. AGE: 54	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
ANDREW K. NIEBLER, Esq. AGE: 39	Assistant Secretary	2006	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton for 7 years.
CATHERINE P. ROY AGE: 51	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 59	Vice President and Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 54	Treasurer	1982	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 45	Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Calvert

Investments that make a difference®

December 31, 2006
Annual Report
Calvert Variable Series, Inc.
Calvert Social Small Cap Growth Portfolio

Calvert

Investments that make a difference

A UNIFI Company

Calvert Variable Series, Inc.
Calvert social small cap growth Portfolio
Managed by Renaissance Investment Management

Dear Investor:

Performance

For the 12-month reporting period ended December 31, 2006, CVS Social Small Cap Growth Portfolio shares returned 0.85%, lagging the Russell 2000® Index, at 18.37%. The Portfolio's underperformance relative to the benchmark resulted from weak stock selection, particularly within the Information Technology and Health Care sectors. We are very disappointed by these results, but looking ahead, believe that the fundamentals of the Portfolio's holdings are strong.

CVS Calvert Social
Small Cap Growth Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(year ended 12.31.06)
One year	0.85%
Five year	1.80%
Ten year	2.66%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

New Subadvisor assumed management of the Portfolio effective October 1997 and June 2005.

Overview

Overall stock prices rose during the fourth quarter of 2006, as the S&P 500 Index rose 6.7% -- reaching its highest price level (1,427.09) since the end of 2000. For the full 12-month reporting period, the S&P 500 gained 15.8%. Small-cap stocks fared even better, returning 8.90% in the final quarter and 18.37% for the year as a whole. From small-cap to large-cap--across the market capitalization spectrum--value stocks outperformed growth stocks for both the quarter and year.

After raising interest rates 17 consecutive times since 2004 in a bid to keep inflation in check, Federal Reserve (Fed) policymakers decided to hold their target Fed funds rate at 5.25% in August--and have held the Fed funds rate steady ever since. Many economists suggest that slowing economic growth may spur the Fed to begin cutting interest rates in the latter half of 2007, which usually benefits stock prices.

Overall, stocks benefited from both strong corporate earnings growth and relatively low interest rates during the year. And for the sixth time in seven years, small-cap value stocks outperformed small-cap growth--with the Russell 2000® Value Index advancing 23.48% for the last 12 months versus 13.35% for the Russell 2000® Growth Index.

Portfolio Strategy

Using Calvert's Double Diligence™ process, the Fund seeks attractive potential investments in well-managed firms by examining companies both financially and in terms of corporate responsibility.

Performance of the Fund over the past year has been disappointing to us. While value stocks did continue to outperform growth throughout the year, stock selection was the primary reason for Fund underperformance--particularly in the Information Technology and Health Care sectors.

While we believe that the core tenets of our investment approach are sound and add value over time, we are diligently reviewing our process to identify potential opportunities for improvement.

What didn't work well

Within the Technology sector, Zoran, Omnivision Technologies, and Xyratex all lost more than 35% of their value during the year.1 Both Zoran and Omnivision Technologies manufacture chips used in consumer products and suffered when chip supply began to catch up with demand, softening average selling prices in the third quarter. The outlook for Xyratex has also deteriorated, as it absorbs the costs of integrating a recent acquisition and also faces decelerating growth in the information storage industry. We have sold our positions in all three of these stocks.

To be sure, our challenges were not limited to the Information Technology sector. We also lost 49% in Parlux Fragrances over the year. Parlux provides branded consumer products, primarily perfumes, colognes and apparel. Growth decelerated earlier this year largely due to faltering sales of the Paris Hilton brand. The stock price decline was further exacerbated by a failed buyout attempt from the company's Chairman and CEO. In view of declining management credibility, we exited Parlux in June.

% of Total
Economic Sectors	Investments
Consumer Discretionary	20.1%
Consumer Staples	2.6%
Energy	4.5%
Exchange Traded Funds	1.3%
Financials	15.3%
Health Care	18.1%
Industrials	18.0%
Information Technology	17.3%
Materials	2.8%
Total	100%

What worked well

Our strongest performers were in the Consumer Discretionary sector. NutriSystem, up 76%, continued to benefit from strong demand for its weight-loss system. A move two years ago to direct-to-the-consumer advertising is largely responsible for the acceleration in their growth. They have also recently begun targeting less-traditional segments for weight-loss products, Including men and seniors. The company recorded sales of over $150 million in the third quarter and is still growing its total revenues at well over 100% annually.2 Watson Wyatt, a human resources consulting firm, was up over 60% for the year. Strong employment trends and pension reform have boosted demand for their services, which translated into 48% earnings-per-share growth over the past 12 months.3

A Look at Our Investment Process

Despite recent poor performance, we believe that the investment fundamentals of our portfolio remain strong. The average company in our portfolio currently sells at 18.9 times expected 2007 earnings, about a 10% discount from the benchmark Russell 2000® Index--despite having significantly higher growth characteristics and more attractive earnings-momentum characteristics than the Index.

We consistently try to emphasize companies which are exhibiting positive upward trends in their Wall Street earnings estimates. Stocks with positive revisions in their earnings estimates have tended to outperform those companies with negative revisions over time--and this held true during the first two quarters of the year. However, since the end of June, the opposite has actually been true, as companies with negative revisions have outperformed stocks with positive revisions. We believe this is a short-term phenomenon, most likely due to swings in commodity prices and mixed data on economic growth. However, this situation did contribute to our underperformance over the past several quarters. We've experienced similar short-term anomalies in the past and we remain confident in our belief that adhering to this aspect of our investment discipline will produce good results again in the future.

Outlook

All markets are cyclical and experienced investors know patience is an often-rewarded virtue. However, the prolonged underperformance of growth stocks has been particularly trying for many investors--and portfolio managers. Below we offer some historical perspective and reemphasize our view that now is an opportune time for investing in growth stocks and that we have a sound process in place to deliver good results.

As noted earlier, the S&P 500 Index reached a milestone during the fourth quarter as it surpassed its highest level since immediately before the bear market of 2000-2002. Yet the bear market was almost a non-event for both small- and large-cap value indices such as the Russell 1000® Value and the Russell 2000® Value Indexes. In fact, these two benchmarks have consistently generated strong returns over the past six years despite the 2000-2002 bear market.

In contrast, the results of the Russell 1000® Growth Index and Russell 2000® Growth Index have been significantly negative since 2000, even with generally improving results over the past several years. In fact, a dollar invested at the beginning of March 2000 in the Russell 2000® Growth Index, the preferred benchmark for small-cap growth managers, is worth only about $0.90 today.

In short, we believe the renewed strength shown in the broader S&P 500 Index in the fourth quarter suggests Increased opportunity in growth stocks over the next several years. We are also optimistic that our continued adherence to our disciplined approach can lead to attractive, competitive long-term results for our shareholders.

Michael E. Schroer	Paul A. Radomski
Renaissance Investment	Renaissance Investment
Management	Management

January 2007

As of December 31, 2006, the following holdings represent the following percentages of Portfolio net assets: Zoran 0.00%, Omnivision Technologies 0.00%, Xyratex 0.00%, Parlux Fragrances 0.00%, NutriSystem 1.13%, and Watson Wyatt 2.57%. Portfolio holdings are subject to change without notice.

1.   All returns shown for individual holdings reflect the time period the holdings were in the Portfolio.

2.   NutriSystem reported revenues of $155 million in the third quarter 2006 versus $65 million in the third quarter of 2005.

3.   Watson Wyatt has reported $2.24 in earnings-per-share in the last term versus $1.51 earnings-per-share for the prior term.

Calvert Social Small Cap Growth Portfolio of Calvert Variable Series, Inc., should not be confused with the New Vision Small Cap Fund. Performance of the two funds will differ.

Shareholder Expense Example

As a shareholder of the Fund, you Incur two types of costs: (1) transaction costs, and (2) ongoing costs, Including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were Included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/06	12/31/06	7/1/06 - 12/31/06
Actual	$1,000.00	$957.10	$6.77
Hypothetical (5% return per year before expenses)	$1,000.00	$1,018.29	$6.98

*   Expenses are equal to the Fund's annualized expense ratio of 1.37%, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Calvert Social Small Cap Growth Portfolio:

We have audited the accompanying statement of net assets of the Calvert Social Small Cap Growth Portfolio, a series of Calvert Variable Series, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit Includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures Included confirmation of securities owned as of December 31, 2006, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also Includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Social Small Cap Growth Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 23, 2007

Small Cap Growth Portfolio
Statement of Net Assets
December 31, 2006

Equity Securities - 98.2%	Shares	Value
Airlines - 1.0%
Continental Airlines, Inc., Class B*	2,600	$107,250

Capital Markets - 6.2%
Investment Technology Group, Inc.*	5,050	216,544
optionsXpress Holdings, Inc.	9,375	212,719
TradeStation Group, Inc.*	17,125	235,468
		664,731

Commercial Services & Supplies - 6.1%
American Reprographics Co.*	7,570	252,157
Herman Miller, Inc.	3,325	120,897
Watson Wyatt Worldwide, Inc.	6,075	274,286
		647,340

Consumer Finance - 2.4%
World Acceptance Corp.*	5,475	257,051

Diversified Consumer Services - 4.4%
Bright Horizons Family Solutions, Inc.*	5,825	225,194
Steiner Leisure Ltd.*	5,500	250,250
		475,444

Diversified Financial Services - 2.5%
Portfolio Recovery Associates, Inc.*	5,800	270,802

Electrical Equipment - 1.1%
Genlyte Group, Inc.*	1,550	121,070

Electronic Equipment & Instruments - 4.2%
Benchmark Electronics, Inc.*	9,325	227,157
Itron, Inc.*	4,250	220,320
		447,477

Energy Equipment & Services - 3.4%
Hydril Company*	3,225	242,488
Superior Energy Services, Inc.*	3,625	118,465
		360,953

Food Products - 1.5%
Ralcorp Holdings, Inc.*	3,200	162,848

Health Care Equipment & Supplies - 1.0%
Sirona Dental Systems, Inc.	2,700	103,977

Health Care Providers & Services - 14.6%
Amedisys, Inc.*	6,483	213,107
AMERIGROUP Corp.*	7,525	270,072
Healthways, Inc.*	4,675	223,044
LCA-Vision, Inc.	6,445	221,450
Molina Healthcare, Inc.*	6,750	219,443
Radiation Therapy Services, Inc.*	9,525	300,228
WellCare Health Plans, Inc.*	1,575	108,518
		1,555,862

Equity Securities - Cont'd	Shares	Value
Health Care Technology - 2.5%
Allscripts Healthcare Solutions, Inc.*	9,836	$265,474

Household Durables - 6.7%
Ethan Allen Interiors, Inc.	6,727	242,912
Helen of Troy Ltd.*	9,450	229,257
Syntax-Brillian Corp.*	28,050	240,949
		713,118

Insurance - 2.0%
HCC Insurance Holdings, Inc.	3,405	109,266
Philadelphia Consolidated Holding Corp.*	2,400	106,944
		216,210

Internet & Catalog Retail - 1.1%
NutriSystem, Inc.*	1,900	120,441

Internet Software & Services - 5.9%
DealerTrack Holdings, Inc.*	10,000	294,200
Digital River, Inc.*	2,225	124,133
j2 Global Communications, Inc.*	7,700	209,825
		628,158

Leisure Equipment & Products - 1.0%
Pool Corp.	2,780	108,893

Machinery - 2.1%
Toro Co.	4,855	226,389

Metals & Mining - 2.8%
AMCOL International, Corp.	10,600	294,044

Oil, Gas & Consumable Fuels - 1.1%
Helix Energy Solutions Group, Inc.*	3,880	121,716

Personal Products - 1.1%
NBTY, Inc.*	2,775	115,357

Road & Rail - 1.9%
Old Dominion Freight Lines, Inc.*	8,625	207,604

Semiconductors & Semiconductor Equipment - 2.0%
Silicon Image, Inc.*	17,000	216,240

Software - 5.1%
Hyperion Solutions Corp.*	3,193	114,756
MICROS Systems, Inc.*	2,125	111,988
Quality Systems, Inc.	5,575	207,780
Sybase, Inc.*	4,425	109,298
		543,822

Specialty Retail - 4.6%
Childrens Place Retail Stores, Inc.*	3,985	253,127
Select Comfort Corp.*	13,677	237,843
		490,970

Textiles, Apparel & Luxury Goods - 2.1%
CROCS, Inc.*	5,200	224,640

Thrifts & Mortgage Finance - 2.1%
Triad Guaranty, Inc.*	4,050	222,223

Equity Securities - Cont'd	Shares	Value
Trading Companies & Distributors - 5.7%
Applied Industrial Technologies, Inc.	9,825	$258,496
Watsco, Inc.	4,635	218,586
WESCO International, Inc.*	2,165	127,324
		604,406

Total Equity Securities (Cost $9,769,838)		10,494,510

Exchange Traded Funds - 1.3%
iShares Russell 2000 Index Fund	1,775	138,539

Total Exchange Traded Funds (Cost $140,031)		138,539

TOTAL INVESTMENTS (Cost $9,909,869) - 99.5%		10,633,049
Other assets and liabilities, net - 0.5%		57,427
Net Assets - 100%		$10,690,476

Net Assets Consist of:
Paid-in capital applicable to 694,834 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$9,989,383
Accumulated net realized gain (loss) on investments and foreign currency transactions		(22,087)
Net unrealized appreciation (depreciation) on investments		723,180

Net Assets		$10,690,476

Net Asset Value Per Share		$15.39

* Non-Income producing security.

See notes to financial statements.

Small Cap Growth Portfolio
Statement of Operations
Year Ended December 31, 2006

Net Investment Income
Investment Income:
Dividend Income	$65,406
Total investment Income	65,406

Expenses:
Investment advisory fee	90,749
Transfer agent fees and expenses	15,035
Accounting fees	1,862
Directors' fees and expenses	1,475
Administrative fees	30,250
Custodian fees	11,128
Reports to shareholders	6,277
Professional fees	17,158
Miscellaneous	866
Total expenses	174,800
Reimbursement from Advisor	(245)
Fees paid indirectly	(8,726)
Net expenses	165,829

Net Investment Income (Loss)	(100,423)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(4,056)
Foreign currency transactions	(3)
(4,059)
Change in unrealized appreciation (depreciation) on:
Investments	200,663
Assets and liabilities denominated in foreign currencies	3
200,666

Net Realized and Unrealized Gain
(Loss)	196,607

Increase (Decrease) in Net Assets
Resulting From Operations	$96,184

See notes to financial statements.

Small Cap Growth Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment Income (loss)	($100,423)	($68,035)
Net realized gain (loss)	(4,059)	1,050,350
Change in unrealized appreciation or (depreciation)	200,666	(2,639,080)

Increase (Decrease) in Net Assets
Resulting From Operations	96,184	(1,656,765)

Capital share transactions:
Shares sold	2,100,259	2,056,867
Shares redeemed	(4,225,465)	(5,619,614)
Total capital share transactions	(2,125,206)	(3,562,747)

Total Increase (Decrease) in Net Assets	(2,029,022)	(5,219,512)

Net Assets
Beginning of year	12,719,498	17,939,010
End of year	$10,690,476	$12,719,498

Capital Share Activity
Shares sold	133,496	136,054
Shares redeemed	(271,968)	(370,221)
Total capital share activity	(138,472)	(234,167)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Social Small Cap Growth Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the Principal market in which such securities are normally traded. If events occur after the close of the Principal market in which foreign securities are traded, and before the close of business of the fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2006, no securities were fair valued under the direction of the Board of Directors.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, Income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is Included with the net realized and unrealized gain or loss on investments.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, Including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of Income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may Include proceeds from litigation. Dividend Income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost investments and/or as a realized gain. Interest Income, which Includes amortization of premium and accretion of discount on debt securities is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment Income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with Income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect Income and gains available for distribution under Income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of Income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal Income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or it affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .75%, based on the Portfolio's average daily net assets. Under the terms of the agreement, $6,936 was payable at year end. In addition, $874 was payable at year end for operating expenses paid by the Advisor during December 2006.

The Advisor voluntarily reimbursed the fund for expenses of $245 for the year ended December 31, 2006.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .25% of the Portfolio's average daily net assets. Under the terms of the agreement, $2,312 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $245 for the year ended December 31, 2006. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 ($15,000 prior to January 1, 2006) for Directors not serving on other Calvert Fund Boards, $8,000 ($4,000 prior to January 1, 2006) for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $18,221,978 and $20,220,776, respectively.

The cost of investments owned at December 31, 2006 for federal Income tax purposes was $9,911,202. Net unrealized appreciation aggregated $721,847 of which $1,068,366 related to appreciated securities and $346,519 related to depreciated securities. Net realized capital loss carryforward for federal Income tax purposes of $20,754 at December 31, 2006 may be utilized to offset future capital gains until expiration in December 2011.

As of December 31, 2006 the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

Capital loss carryforward	($20,754)
Unrealized appreciation (depreciation)	721,847
Total	$701,093

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect Income and gains available for distribution (or available capital loss carryovers, as applicable) under Income tax law and regulations. The primary permanent differences causing such reclassifications are due to net operating losses and the tax treatment of foreign currency transactions and real estate investment trusts.

Undistributed net investment Income	$100,423
Accumulated net realized gain (loss)	11,340
Paid in capital	(111,763)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is Incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2006. For the year ended December 31, 2006, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$4,687	5.78%	$243,989	July 2006

Small Cap Growth Portfolio
Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
	2006	2005	2004
Net asset value, beginning	$15.26	$16.81	$15.21
Income from investment operations
Net investment Income (loss)	(.14)	(.08)	(.02)
Net realized and unrealized gain (loss)	.27	(1.47)	1.62
Total from investment operations	.13	(1.55)	1.60
Total Increase (decrease) in net asset value	.13	(1.55)	1.60
Net asset value, ending	$15.39	$15.26	$16.81

Total return*	.85%	(9.22%)**	10.52%
Ratios to average net assets: A
Net investment Income (loss)	(.83%)	(.46%)	(.15%)
Total expenses	1.44%	1.56%	1.39%
Expenses before offsets	1.44%	1.53%	1.35%
Net expenses	1.37%	1.44%	1.31%
Portfolio turnover	152%	196%	77%
Net assets, ending (in thousands)	$10,690	$12,719	$17,939

	Years Ended
	December 31,	December 31,
	2003	2002
Net asset value, beginning	$11.03	$14.80
Income from investment operations
Net investment Income (loss)	(.04)	.37
Net realized and unrealized gain (loss)	4.41	(3.71)
Total from investment operations	4.37	(3.34)
Distributions from
Net investment Income	(.19)	(.19)
Net realized gains	--	(.24)
Total distributions	(.19)	(.43)
Total Increase (decrease) in net asset value	4.18	(3.77)
Net asset value, ending	$15.21	$11.03

Total return*	39.57%	(22.55%)
Ratios to average net assets: A
Net investment Income (loss)	(.36%)	2.66%
Total expenses	1.42%	1.38%
Expenses before offsets	1.36%	1.32%
Net expenses	1.31%	1.28%
Portfolio turnover	63%	66%
Net assets, ending (in thousands)	$16,328	$12,004

A   Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

*   Total return is not annualized for periods less than one year.

**   Total return would have been (9.40%) without the payment by affiliate. On September 6, 2005, the Advisor voluntarily contributed $32,091 to the Fund to reimburse the effect of a realized loss caused by a trading error. This transaction was deemed a "payment by affiliate."

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets Include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically Include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, Including each security's market value on the last day of the reporting period. The Statement of Net Assets Includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment Income earned and expenses Incurred in operating the fund. Investment Income Includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses Incurred in operating the fund Include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the Increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment Income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions Include distributions from net investment Income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend Income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 7, 2006, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report Included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, Including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Portfolio's brokerage, Including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, Including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, Including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, Including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that for the one-, two, three-, four-, five- and ten-year annualized periods ended June 30, 2006, the Portfolio had underperformed its Lipper index and was below the median of its peer group. The Board took into account the steps management had taken in an attempt to improve the Portfolio's performance as well as its discussion of the Portfolio's recent performance. The Board noted management's continued monitoring of such performance. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Portfolio's performance.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee (net of expense reimbursements) was below the median of its peer group and that total expenses (net of waivers/expense reimbursements) were above the median of its peer group. The Board noted that the Advisor paid the Subadvisor's subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board Included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board also noted that if the Portfolio's assets Increased over time, the Portfolio might realize other economies of scale if assets Increased proportionally more than certain other expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate given the Portfolio's current size.

In reapproving the Investment Advisory Agreement, the Board, Including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, Including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's performance during the one-, two-, three-, four-, five-year and ten-year annualized periods ended June 30, 2006 as compared to the Portfolio's peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. Based upon its review, the Board determined that the subadvisory fee was reasonable. For each of the above reasons, the profitability to the Subadvisor of its relationship with the Portfolio was not a material factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in their consideration.

In reapproving the Investment Subadvisory Agreement, the Board, Including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor had demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor was qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objectives and policies; (c) the Advisor and Subadvisor maintained appropriate compliance programs; (d) the Subadvisor was likely to execute its investment strategies consistently over time; (e) appropriate action was being taken with respect to the performance of the Portfolio; and (f) the Portfolio's advisory and subadvisory fees were reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement was in the interests of the Portfolio and its shareholders.

Director and Officer Information Table

			# of Calvert
	Position	Position	Portfolios		Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Age	Fund	Date	During Last 5 Years		(Not Applicable to Officers)
DISINTERESTED DIRECTORS

FRANK H. BLATZ, JR., Esq. AGE: 71	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	26
ALICE GRESHAM AGE: 56	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	14	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 61	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 60	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	14	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH AGE: 69	Director	1982	Retired executive.	26	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 54	Director & Chairperson	1997	President, Chief Executive Officer and Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
WILLIAM LESTER AGE: 49	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	14
OFFICERS
KAREN BECKER AGE: 54	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 48	Assistant Vice President and Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 42	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 38	Assistant Vice President and Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.
STEVEN A. FALCI AGE: 47	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2003, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 33	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 57	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 56	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 42	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 36	Assistant Vice President and Assistant Secretary	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2002, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
JANE B. MAXWELL, Esq. AGE: 54	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
ANDREW K. NIEBLER, Esq. AGE: 39	Assistant Secretary	2006	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton for 7 years.
CATHERINE P. ROY AGE: 51	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 59	Vice President and Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 54	Treasurer	1982	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 45	Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its Principal executive officer and Principal financial officer (also referred to as "Principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees/Directors has determined that M. Charito Kruvant, an "independent" Trustee/Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:
	Fiscal Year ended 12/31/06		Fiscal Year ended 12/31/05
	$	%*	$	% *

(a) Audit Fees	$210,980	0%	$204,600	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$38,500	0%	$42,240	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$249,480	0%	$246,840	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/06		Fiscal Year ended 12/31/05
$	%*	$	% *

$8,500	0%	$10,000	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the Principal accountant's independence and found that the provision of such services is compatible with maintaining the Principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The Principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics.

Attached hereto.

(a)(2) A separate certification for each Principal executive officer and Principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT VARIABLE SERIES, INC.

By:	___/s/ Barbara J. Krumsiek Barbara J. Krumsiek Chairman -- Principal Executive Officer
Date:	March 2, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
Chairman -- Principal Executive Officer
Date: March 2, 2007

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer
Date: March 2, 2007